UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant	✓

Filed by Party other than Registrant

Check the appropriate box:

	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

✓	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

PARAMOUNT GOLD AND SILVER CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing
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PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street, Suite 100

Ottawa, Ontario Canada K2P 0W5

613-226-9881

November 24, 2009

Dear Stockholders:

We are holding an annual meeting (the “Meeting”) of our stockholders to vote on routine proposals including the election of directors and appointment of auditors. The Meeting will be held on December 17, 2009, at 1:00 p.m., local time, at 2600 North Military Trail, Suite 270, Boca Raton, Florida 33431. Notice of the Meeting, the related proxy statement and our Annual Report to Stockholders for the fiscal year ended June 30, 2009 are enclosed. More information about the Meeting, the Transaction and the other business to be considered by Paramount stockholders is contained in this proxy statement. We encourage you to read this proxy statement carefully and in its entirety before voting.

Whether or not you plan to attend the Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope. Stockholders who attend the Meeting may revoke their proxies and vote in person.

The Board unanimously recommends that you vote “FOR” the proposals described in the attached proxy statement.

We look forward to seeing you at the Meeting.

Very truly yours,

Christopher Crupi

President

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street, Suite 100

Ottawa, Ontario Canada K2P 0W5

613-226-9881

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

An annual meeting (the “Meeting”) of Stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”), will be held on December 17, 2009, at 1:00 p.m., local time, at 2600 North Military Trail, Suite 270, Boca Raton, Florida 33431, to consider and vote on the proposals listed below and to transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting:

1.

Election of Directors.  To elect the following seven members of the Board of Directors of Paramount (the “Board”) to serve until the 2011 annual meeting of stockholders or until their successors are elected and qualified or their earlier death, resignation or removal: Christopher Crupi, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Christopher Reynolds, Rudi P. Fronk and Eliseo Gonzalez-Urien;

2.

Ratification of Independent Auditors.  To ratify the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2010; and

3.

Other Business.  To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on November 19, 2009 has been fixed as the record date for determining those Paramount stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on that date will receive this notice of, and be eligible to vote at, the Meeting or any adjournments or postponements of the Meeting. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The presence, in person or by proxy, of the holders of one-third of the voting power of the common stock of Paramount entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Approval of the various proposals to be voted upon at the Meeting may require different votes:

•

The seven directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•

Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

As of the close of business on the record date for the Meeting, the directors and executive officers of Paramount, collectively, beneficially owned approximately 7,985,703 shares of Paramount common stock, inclusive of shares subject to stock options that may be exercised within 60 days following that date. Such shares represented approximately 7.87% of the total Paramount voting power as of such date.

Your vote is very important.  Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you expect to attend the Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible in accordance with the instructions on the enclosed proxy card. Submitting a proxy now will help assure a quorum and avoid added proxy solicitation costs. It will not prevent you from voting in person at the Meeting.

The Board unanimously recommends that you vote “FOR” the election of each of the director nominees, and “FOR” ratification of the appointment of Paramount’s independent certified public accountants.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of Directors,

Christopher Crupi, CEO

November 24, 2009

Neither the U.S. Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency or authority has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

Introduction to Proxy Statement

1

Questions and Answers about the Meeting

3

Cautionary Statements Concerning Forward-Looking Information

7

Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates

7

Conversion Factors and Abbreviations

8

Glossary of Mining Terms

8

Risk Factors

12

The Meeting of Paramount Stockholders

18

Proposal No. 1: Election of Directors

20

Proposal No. 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm

23

Business

24

Executive Officers and Directors

67

Compensation of Officers and Directors

67

Certain Relationships and Related Transactions

74

Section 16(a) Beneficial Ownership Reporting Compliance

74

Matters Relating to Corporate Governance

75

Board of Directors and Compensation of Directors

76

Corporate Governance

77

Comparative Market Prices and Dividends

80

Future Stockholder Proposals

81

Delivery of Documents to Stockholders Sharing an Address

81

Fees and Expenses

81

Other Matters

82

Where Stockholders Can Find More Information

82

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street, Suite 100

Ottawa, Ontario Canada K2P 0W5

613-226-9881

INTRODUCTION TO PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”) in connection with the solicitation of proxies by the Board of Directors of Paramount (the “Board”) for use at the annual meeting (the “Meeting”) of our stockholders to be held on December 17, 2009, at 1:00 p.m., local time, at 2600 North Military Trail, Suite 270, Boca Raton, Florida 33431.

You are being asked to vote for the election of each of the director nominees, and for a proposal to ratify the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2010.

Important Note

In deciding how to vote on the matters described in this proxy statement, you should rely only on the information contained in this proxy statement and the annexes attached hereto. Paramount has not authorized any person to provide you with any information that is different from what is contained in this proxy statement.

The information contained in this proxy statement speaks only as of the date on which this proxy statement was filed unless the information specifically indicates that another date applies. This proxy statement is dated November 24, 2009, and is first being mailed to Paramount stockholders on or about November 30, 2009.

If you have any questions about the matters described in this proxy statement, you may contact Paramount Gold and Silver Corp., 346 Waverley Street, Suite 100, Ottawa, Ontario, Canada K2P 0W5, Attn: Christopher Crupi.

Important Notice Regarding the Availability of Proxy Material for the Meeting to Be Held on December 17, 2009

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2009 Annual Report to Stockholders are available on the Internet at the following website: www.paramountgold.com.

Directions to the Meeting

To obtain directions to attend the Annual Meeting and vote in person, please contact Paramount’s corporate offices located at  346 Waverley Street, Suite 100, Ottawa, Ontario, Canada K2P 0W5, Attn: Christopher Crupi. (Phone No. 613-226-9881).

Currency

The functional currency of Paramount is the U.S. dollar. Unless otherwise specified, all references to “dollars,” “$,” or “US$” shall mean United States dollars.

Required Vote of Paramount’s Stockholders

•

The seven directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•

Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

Paramount’s Board Recommendation

Paramount’s Board of Directors unanimously recommends that Paramount’s stockholders vote “FOR” each of the Proposals.

Record date for Paramount’s Stockholders

You are entitled to vote at the meeting if you owned shares of Paramount common stock at the close of business on November 19, 2009 (the “Record Date”).

Paramount Voting Information

You will have one vote for each share of Paramount common stock that you owned at the close of business on the Record Date. If your shares are held in “street name” by a broker, you will need to provide your broker with instructions on how to vote your shares. Before voting your shares of Paramount common stock you should read this proxy statement in its entirety, including its annexes, and carefully consider how each Proposal may affect you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Meeting. For more information on how to vote your shares, please refer to “The Meeting of Paramount Stockholders” beginning on page 18.

Additional Information

You can find more information about Paramount in the periodic reports and other information Paramount files with the Securities and Exchange Commission (the “SEC”) at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov.  Paramount also make public filings with applicable Canadian securities regulators, available to the public free of charge on the System for Electronic Document Analysis and Retrieval of the Canadian Securities Administrators (“SEDAR”) at www.sedar.com. For a more detailed description of the additional information available, see the section entitled “Where Stockholders Can Find More Information About Paramount” beginning on page 82.

QUESTIONS AND ANSWERS ABOUT THE MEETING

The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the Proposals and the Meeting. You should still carefully read this entire proxy statement, including the attached Annexes.

The Meeting; Voting Your Shares

Q: Why am I receiving this proxy statement?

A:  You are receiving this proxy statement and enclosed proxy card because, as of November 19, 2009, the Record Date for the Meeting, you owned shares of Paramount common stock. Only holders of record of shares of Paramount common stock as of the close of business on November 19, 2009 will be entitled to vote those shares at the Meeting. The Board is providing these proxy materials to give you information to determine how to vote in connection with the Meeting.

This proxy statement describes the issues on which Paramount would like you, as a stockholder, to vote. It also provides you with important information about these issues to enable you to make an informed decision as to whether to vote your shares of Paramount common stock for the matters described herein.

Paramount is holding the Meeting to obtain the stockholder approval necessary to approve the Proposals. We have included in this proxy statement important information about the Meeting. You should read this information carefully and in its entirety..

Your vote is very important and we encourage you to complete, sign, date and mail your proxy card, as soon as possible, whether or not you plan to attend the Meeting. Stockholders who attend the Meeting may revoke their proxies and vote in person. This proxy statement describes the issues on which we would like you, as a stockholder, to vote.

Q: When and where is the Meeting?

A: The Meeting will be held will be held on December 17, 2009, at 1:00 p.m., local time, at 2600 North Military Trail, Suite 270, Boca Raton, Florida 33431.

Q: Who is eligible to attend the Meeting and vote?

A: Stockholders of record at the close of business on November 19, 2009 are entitled to attend and vote at the Meeting.

Q: How many votes do I have?

A: Stockholders who own Paramount common stock at the close of business November 19, 2009 are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the Meeting. As of October 31, 2009 there were 101,423,650 shares of common stock issued and outstanding.

Q: What proposals will be addressed at the Meeting?

A: We will address the following proposals at the Meeting:

•

a proposal to elect director nominees to the Board; and

•

a proposal to ratify the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2010;

Q: What vote is required to approve the proposals?

A: The following votes are required:

•

The seven directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•

Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

Q: Why would the Meeting be adjourned or postponed?

A: The Meeting will be adjourned or postponed if a quorum is not present on the date of the Meeting. One-third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the Meeting may be postponed to a later date when a quorum is obtained. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters. (No such matters are being voted upon at this meeting.), Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: How do I vote in person?

A: If you plan to attend on the date of the Meeting, or at a later date if it is postponed or adjourned, and vote in person, Paramount will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares in person.

Q: How do I vote by proxy?

A: Returning the proxy card will not affect your right to attend the Meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•

“FOR” the election of all director nominees; and

•

“FOR” the ratification of the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2010;

“If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, Paramount knew of no matters that needed to be acted on at the Meeting other than those discussed in this proxy statement.

Q: May I revoke my proxy?

A: If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•

You may send in another proxy with a later date.

•

You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its principal executive offices before the Meeting, that you are revoking your proxy.

•

You may vote in person at the Meeting.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

Q: What happens if I do not vote?

A: The presence, in person or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Meeting.

Q: What happens if I sell my shares of Paramount common stock before the Meeting?

A: The Record Date for stockholders entitled to vote at the Meeting is earlier than the expected date of completion of the Transaction. If you transfer your shares of Paramount common stock after the Record Date but before the Meeting you will, unless special arrangements are made, retain your right to vote at the Meeting.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A: No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an IRA must be voted under the rules governing the account.

Q: What does it mean if I receive more than one set of materials?

A: This means you own shares of Paramount common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q: What if I fail to instruct my broker?

A: As described above, brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters.  Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: Are there any dissenters’ rights of appraisal?

A: The Board has not proposed any action for which the laws of the State of Delaware, or Paramount’s Certificate of Incorporation or Bylaws provide a right of a stockholder to dissent and obtain payment for shares.

Q: Who bears the cost of soliciting proxies?

A: Paramount will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $25,000.

Q: Where can I find more information about Paramount?

A: Paramount filed its 2009 annual report on Form 10-K with the SEC on September 28, 2009. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Christopher Crupi, Paramount Gold and Silver Corp. 346 Waverley Street, Suite 100, Ottawa, Ontario Canada K2P 0W5.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

Q: Where are Paramount’s principal executive offices?

A: Our principal executive offices are located at 346 Waverley Street, Suite 100, Ottawa, Ontario Canada K2P 0W5. Our telephone number is (613) 226-9881.

Q: Who can help answer my questions?

A: If you have questions about the Transaction and the Meeting, including the procedures for voting your shares, you should contact Paramount Gold and Silver Corp., 346 Waverley Street, Suite 100, Ottawa, Ontario, Canada K2P 0W5, (613) 226-9881, Attn: Christopher Crupi.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains numerous “forward-looking statements.” Statements in this proxy statement regarding beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates or the negative of and similar expressions should also be considered to be forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, credit losses, dependence on management and key personnel, variability of quarterly results, and our ability to continue growth.  Other matters such as our growth strategy and competition are beyond our control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All subsequent written and oral forward-looking statements attributable to Paramount or persons acting on Paramount’s behalf are expressly qualified in their entirety by the cautionary statements contained throughout this proxy statement.

CAUTIONARY NOTE TO U.S. INVESTORS REGARDING RESERVE AND RESOURCE ESTIMATES

The mineral estimates in this proxy statement have been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of United States securities laws. The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended. These definitions differ from the definitions in United States Securities and Exchange Commission (“SEC”) Industry Guide 7 under the United States Securities Act of 1933, as amended (the “Securities Act”). Under SEC Industry Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.

In addition, the terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC Industry Guide 7 standards as in place tonnage and grade without reference to unit measures.

Accordingly, information contained in this proxy statement and the documents incorporated by reference herein contain descriptions of our mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder.

CONVERSION FACTORS AND ABBREVIATIONS

For ease of reference, the following conversion factors are provided:

1 acre	= 0.4047 hectare	1 mile	= 1.6093 kilometers
1 foot	= 0.3048 meter	1 troy ounce	= 31.1035 grams
1 gram per metric ton	= 0.0292 troy ounce/short ton	1 square mile	= 2.59 square kilometers
1 short ton (2000 pounds)	= 0.9072 ton	1 square kilometer	= 100 hectares
1 ton	= 1,000 kg or 2,204.6 lbs	1 kilogram	= 2.204 pounds or 32.151 troy oz
1 hectare	= 10,000 square meters	1 hectare	= 2.471 acres

The following abbreviations may be used herein:

Au	= gold	m2	= square meter
G	= gram	m3	= cubic meter
g/t	= grams per ton	Mg	= milligram
Ha	= hectare	mg/m3	= milligrams per cubic meter
Km	= kilometer	T or t	= ton
Km2	= square kilometers	Oz	= troy ounce
Kg	= kilogram	Ppb	= parts per billion
M	= meter	Ma	= million years

Note: All units in this report are stated in metric measurements unless otherwise noted.

GLOSSARY OF MINING TERMS

We estimate and report our resources and we will estimate and report our reserves according to the definitions set forth in NI 43-101. We will modify and reconcile the reserves as appropriate to conform to SEC Industry Guide 7 for reporting in the U.S. The definitions for each reporting standard are presented below with supplementary explanation and descriptions of the parallels and differences.

NI 43-101 Definitions

indicated mineral resource

The term “indicated mineral resource” refers to that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics can be established with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed.

inferred mineral resource

The term “inferred mineral resource” refers to that part of a mineral resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.

measured mineral resource

The term “measured mineral resource” refers to that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.

mineral reserve

The term “mineral reserve” refers to the economically mineable part of a measured or indicated mineral resource demonstrated by at least a preliminary feasibility study. This study must include adequate information on mining, processing, metallurgical, economic, and other relevant factors that demonstrate, at the time of reporting, that economic extraction can be justified. A mineral reserve includes diluting materials and allowances for losses that might occur when the material is mined.

mineral resource

The term “mineral resource” refers to a concentration or occurrence of natural solid inorganic material or natural solid fossilized organic material including base and precious metals, coal and industrial metals in or on the Earth’s crust in such form and quantity and of such a grade or quality that it has reasonable prospects for economic extraction. The location, quantity, grade, geological characteristics and continuity of a mineral resource are known, estimated or interpreted from specific geological evidence and knowledge.

NI 43-101 Definitions

probable mineral reserve

The term “probable mineral reserve” refers to the economically mineable part of an indicated, and in some circumstances, a measured mineral resource demonstrated by at least a preliminary feasibility study. This study must include adequate information on mining, processing, metallurgical, economic and other relevant factors that demonstrate, at the time of reporting, that economic extraction can be justified.

proven mineral reserve (1)

The term “proven mineral reserve” refers to the economically mineable part of a measured mineral resource demonstrated by at least a preliminary feasibility study. This study must include adequate information on mining, processing, metallurgical, economic and other relevant factors that demonstrate, at the time of reporting, that economic extraction is justified qualified person (2)

The term “qualified person” refers to an individual who is an engineer or geoscientist with at least five years of experience in mineral exploration, mine development, production activities and project assessment, or any combination thereof, including experience relevant to the subject matter of the mineral project or technical report and is a member or licensee in good standing of a professional association.

SEC Industry Guide 7 Definitions

Exploration stage

An “exploration stage” prospect is one which is not in either the development or production stage.

development stage

A “development stage” project is one which is undergoing preparation of an established commercially mineable deposit for its extraction but which is not yet in production. This stage occurs after completion of a feasibility study.

Mineralized material (3)

The term “mineralized material” refers to material that is not included in the reserve as it does not meet all of the criteria for adequate demonstration for economic or legal extraction.

———————

(1)

For SEC Industry Guide 7 purposes this study must include adequate information on mining, processing, metallurgical, economic, and other relevant factors that demonstrate, at the time of reporting, that economic extraction is justified.

(2)

SEC Industry Guide 7 does not require designation of a qualified person.

(3)

This category is substantially equivalent to the combined categories of measured and indicated mineral resources specified in NI 43-101.

probable reserve

The term “probable reserve” refers to reserves for which quantity and grade and/or quality are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling, and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation.

production stage

A “production stage” project is actively engaged in the process of extraction and beneficiation of mineral reserves to produce a marketable metal or mineral product.

SEC Industry Guide 7 Definitions

proven reserve

The term “proven reserve” refers to reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well-established.

Reserve

The term “reserve” refers to that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. Reserves must be supported by a feasibility study done to bankable standards that demonstrates the economic extraction.  (“Bankable standards” implies that the confidence attached to the costs and achievements developed in the study is sufficient for the project to be eligible for external debt financing.) A reserve includes adjustments to the in-situ tonnes and grade to include diluting materials and allowances for losses that might occur when the material is mined.

Additional Definitions

alteration - any change in the mineral composition of a rock brought about by physical or chemical means assay - a measure of the valuable mineral content

diamond drilling - rotary drilling using diamond-set or diamond-impregnated bits, to produce a solid continuous core of rock sample dip - the angle that a structural surface, a bedding or fault plane, makes with the horizontal, measured perpendicular to the strike of the structure disseminated - where minerals occur as scattered particles in the rock fault - a surface or zone of rock fracture along which there has been displacement feasibility study - a comprehensive study of a mineral deposit in which all geological, engineering, legal, operating, economic, social, environmental and other relevant factors are considered in sufficient detail that it could reasonably serve as the basis for a final decision by a financial institution to finance the development of the deposit for mineral production.

formation - a distinct layer of sedimentary rock of similar composition geochemistry - the study of the distribution and amounts of the chemical elements in minerals, ores, rocks, solids, water, and the atmosphere geophysics - the study of the mechanical, electrical and magnetic properties of the earth’s crust geophysical surveys - a survey method used primarily in the mining industry as an exploration tool, applying the methods of physics and engineering to the earth’s surface geotechnical - the study of ground stability

grade - quantity of metal per unit weight of host rock

heap leach - a mineral processing method involving the crushing and stacking of an ore on an impermeable liner upon which solutions are sprayed to dissolve metals i.e. gold, copper etc.; the solutions containing the metals are then collected and treated to recover the metals host rock - the rock in which a mineral or an ore body may be contained in-situ - in its natural position

lithology - the character of the rock described in terms of its structure, color, mineral composition, grain size and arrangement of tits component parts, all those visible features that in the aggregate impart individuality to the rock mapped or geological mapping - the recording of geologic information including rock units and the occurrence of structural features, and mineral deposits on maps mineral - a naturally occurring inorganic crystalline material having a definite chemical composition mineralization - a natural accumulation or concentration in rocks or soil of one or more potentially economic minerals, also the process by which minerals are introduced or concentrated in a rock

National Instrument 43-101 or NI 43-101 - standards of disclosure for mineral projects prescribed by the Canadian Securities Administrators outcrop - that part of a geologic formation or structure that appears at the surface of the earth open pit or open cut - surface mining in which the ore is extracted from a pit or quarry, the geometry of the pit may vary with the characteristics of the ore body ore - mineral bearing rock that can be mined and treated profitably under current or immediately foreseeable economic conditions ore body - a mostly solid and fairly continuous mass of mineralization estimated to be economically mineable ore grade - the average weight of the valuable metal or mineral contained in a specific weight of ore i.e. grams per ton of ore oxide - gold bearing ore which results from the oxidation of near surface sulfide ore preliminary assessment - a study that includes an economic analysis of the potential viability of Mineral Resources taken at an early stage of the project prior to the completion of a preliminary feasibility study

QA/QC - Quality Assurance/Quality Control is the process of controlling and assuring data quality for assays and other exploration and mining data quartz - a mineral composed of silicon dioxide, SiO2 (silica)

RC (reverse circulation) drilling - a drilling method using a tri-cone bit, during which rock cuttings are pushed from the bottom of the drill hole to the surface through an outer tube, by liquid and/or air pressure moving through an inner tube rock - indurated naturally occurring mineral matter of various compositions sampling and analytical variance/precision - an estimate of the total error induced by sampling, sample preparation and analysis sediment - particles transported by water, wind or ice

sedimentary rock - rock formed at the earth’s surface from solid particles, whether mineral or organic, which have been moved from their position of origin and re-deposited strike - the direction or trend that a structural surface, e.g. a bedding or fault plane, takes as it intersects the horizontal strip - to remove overburden in order to expose ore

sulfide - a mineral including sulfur (S) and iron (Fe) as well as other elements; metallic sulfur-bearing mineral often associated with gold mineralization

RISK FACTORS

You should carefully consider the following risk factors related to the operations of Paramount, as well as the other information contained in this proxy statement, including the attached annexes, in evaluating whether to approve the Proposals.

Risks Related to our Business Operations

It is possible investors may lose their entire investment in Paramount.

Prospective investors should be aware that if we are not successful in our endeavors, your entire investment in the Company could become worthless. Even if we are successful, there can be no assurances that investors will derive a profit from their investment.

We have a history of losses. Losses will likely continue in the future.

We have incurred significant losses in the past and will likely continue to incur losses unless our exploratory drilling program proves successful. Even if our drilling program identifies gold, silver or other mineral reserves, there can be no assurance that we will be able to commercially exploit these resources or generate sufficient revenues to operate profitably.

We may require additional financing.

We recently completed a $23 million financing (approximately $21.7 million net). These funds will allow us to further develop the San Miguel project and to look for other precious metal opportunities. While we believe that these funds will be adequate to meet our budgeted expenses, there can be no assurance that we will not need additional working capital .  There can be no assurance that we will be able to secure additional funding to meet our objectives or if we are able to identify funding sources, that the funding will be available on terms acceptable to the Company. Should this occur, we may not be able to continue our drilling program or pursue new mineral projects.

There are no confirmed mineral deposits on any properties from which we may derive any financial benefit.

Neither the Company nor any independent geologist has confirmed commercially mineable ore deposits. In order to carry out additional exploration programs of any potential ore body and to place it into commercial production, we will require substantial additional funding.

We have no history as a mining company.

We have no history of earnings or cash flow from mining operations. If we are able to proceed to production, commercial viability will be affected by factors that are beyond our control such as the particular attributes of the deposit, the fluctuation in metal prices, the cost of construction and operating a mine, prices and refining facilities, the availability of economic sources for energy, government regulations including regulations relating to prices, royalties, restrictions on production, quotas on exploration of minerals, as well as the costs of protection of the environment.

If our exploration costs are higher than anticipated, then our profitability will be adversely affected.

We are currently proceeding with exploration of our mineral properties on the basis of estimated exploration costs. This exploration program includes drilling programs at various locations within the San Miguel projects. If our exploration costs are greater than anticipated, then we will have less funds for other expenses or projects. If higher exploration costs reduce the amount of funds available for production of gold or silver through mining and development activities, then our ability to achieve revenues and profitability will be adversely affected. Factors that could cause exploration costs to increase are: adverse weather conditions, difficult terrain, increased government regulation and shortages of qualified personnel.

We have no ongoing mining operations.

We are not a mining company and have no ongoing mining operations of any kind. We have interests in mining concessions which may or may not lead to production.

There may be insufficient mineral reserves to develop the property and our estimates may be inaccurate.

There is no certainty that any expenditures made in the exploration of any properties will result in discoveries of commercially recoverable quantities of ore. Most exploration projects do not result in the discovery of commercially mineable deposits of ore and no assurance can be given that any particular level of recovery of gold from discovered mineralization will in fact be realized or that any identified mineral deposit will ever qualify as a commercially mineable ore body which can be legally and economically exploited. Estimates of reserves, mineral deposits and production costs can also be affected by such factors as environmental regulations and requirements, weather, environmental factors, unforeseen technical difficulties, unusual or unexpected geological formations and work interruptions. In addition, the grade of ore ultimately mined may differ from that indicated by drilling results.

Short term factors relating to reserves, such as the need for orderly development of ore bodies or the processing of new or different grades, may also have an adverse effect on mining operations and on the results of operations. There can be no assurance that gold recovered in small scale laboratory tests will be duplicated in large scale tests under on-site production conditions. Material changes in estimated reserves, grades, stripping ratios or recovery rates may affect the economic viability of any project.

We face fluctuating gold and mineral prices and currency volatility.

The price of gold and silver as well as other precious base metals has experienced volatile and significant price movements over short periods of time and is affected by numerous factors beyond our control, including international economic and political trends, expectations of inflation, currency exchange fluctuations (including, the U.S. dollar relative to other currencies) interest rates, global or regional consumption patterns, speculative activities and increases in production due to improved mining and production methods. The supply of and demand for gold, other precious and base metals are affected by various factors, including political events, economic conditions and production costs in major mineral producing regions.

Mining operations are hazardous, raise environmental concerns and raise insurance risks.

Mining operations are by their nature subject to a variety of risks, such as cave-ins and other accidents, flooding, environmental hazards, the discharge of toxic chemicals and other hazards. Such occurrences may delay development or production, increase production costs or result in a liability. We may not be able to insure fully or at all against such risks, due to political or other reasons, or we may decide not to take out insurance against such risks as a result of high premiums or other reasons. We intend to conduct our business in a way that safeguards public health and the environment and in compliance with applicable laws and regulations. Environmental hazards may exist on properties in which we hold an interest which are unknown to us and may have been caused by prior owners. Changes to mining laws and regulations could require additional capital expenditures and increase operating and/or reclamation costs. Although we are unable to predict what additional legislation, if any, might be proposed or enacted, additional regulatory requirements could render certain mining operations uneconomic.

Our estimates of resources are subject to uncertainty.

Estimates of resources are subject to considerable uncertainty. Such estimates are arrived at using standard acceptable geological techniques, and are based on the interpretations of geological data obtained from drill holes and other sampling techniques. Engineers use feasibility studies to derive estimates of cash operating costs based on anticipated tonnage and grades of ore to be mined and processed, the predicted configuration of the ore bodies, expected recovery rates of metal from ore, comparable facility and operating costs and other factors. Actual cash operating costs and economic returns on projects may differ significantly from the original estimates, primarily due to fluctuations in the current prices of metal commodities extracted from the deposits, changes in fuel costs, labor rates, changes in permit requirements, and unforeseen variations in the characteristics of the ore body. Due to the presence of these factors, there is no assurance that any geological reports will accurately reflect actual quantities of gold, silver or other metals that can be economically processed and mined by us.

If we are unable to obtain all of our required governmental permits, our operations could be negatively impacted.

Our future operations, including exploration and development activities, required permits from various governmental authorities. Such operations are and will be governed by laws and regulations governing prospecting, development, mining, production, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. There can be no assurance that we will be able to acquire all required licenses or permits or to maintain continued operations at economically justifiable costs.

Our financial position and results are subject to fluctuations in foreign currency values.

Any mining operations we undertake outside of the United States will be subject to currency fluctuations. Fluctuations in the exchange rate between the U.S. dollar and any foreign currency may adversely impact our operations. We do not anticipate that we will enter into any type of hedging transactions to offset this risk. In addition, with respect to commercial operations in Mexico or other countries, it is possible that material transactions incurred in local currency, such as engagement of local contractors for major projects, will be settled at a U.S. dollar value that is different from the U.S. dollar value of the transaction at the time it was incurred. This could have the effect of undermining profits from operations in that country.

Our property interests in Mexico are subject to risks from instability in that country.

We have property interests in Mexico which may be affected by risks associated with political or economic instability in that country. The risks with respect to Mexico or other developing countries include, but are not limited to: military repression, extreme fluctuations in currency exchange rates, criminal activity, lack of personal safety or ability to safeguard property, labor instability or militancy, mineral title irregularities and high rates of inflation. We do not believe that we will face these risks for any activities we undertake in Canada.

In addition, changes in mining or investment policies or shifts in political attitude in Mexico or Canada may adversely affect our business. We may be affected in varying degrees by government regulation with respect to restrictions on production, price controls, export controls, income taxes, expropriation of property, maintenance of claims, environmental legislation, land use, land claims of local people, water use and mine safety. The effect of these factors cannot be accurately predicted but may adversely impact our proposed operations in any foreign jurisdiction.

There may be challenges to our title in our mining properties.

While we intend to conduct our own due diligence prior to committing significant funds to any project, mining properties may be subject to prior unregistered agreements, transfers or claims and title may be affected by undetected defects. Should this occur, we face significant delays, costs and the possible loss of any investments or commitment of capital.

Because of the speculative nature of exploration for gold and silver properties, there is substantial risk that our business will fail.

The search for precious metals as a business is extremely risky. We cannot provide any assurances that the gold or silver mining interests that we acquired will contain commercially exploitable reserves of gold or silver. Exploration for minerals is a speculative venture necessarily involving substantial risk. Any expenditure that we make may not result in the discovery of commercially exploitable reserves of gold.

The precious metals markets are volatile markets. This will have a direct impact on the Company’s revenues and profits ( if any) and will probably affect whether the Company will be able to succeed.

The price of both gold and silver has increased over the past few years. This has contributed to the renewed interest in gold and silver mining and companies engaged in that business, including the exploration for both gold and silver. However, in the event that the price of these metals fall, the interest in the gold and silver mining industry may decline and the value of the Company’s business could be adversely affected. Further, although it is anticipated that mining costs outside of the United States and Canada will be appreciably lower, no assurances can be given that the situation will remain, or that gold or silver will remain at a price that will make mining operations profitable. Finally, in recent decades, there have been periods of both overproduction and underproduction of both gold and silver resources. Such conditions have resulted in periods of excess supply of and reduced demand on a worldwide basis and on a domestic basis. These periods have been followed by periods of short supply of and increased demand for both gold and silver. The excess or short supply of gold has placed pressure on prices and has resulted in dramatic price fluctuations even during relatively short periods of seasonal market demand. We cannot predict what the market for gold or silver will be in the future.

Government regulation or changes in such regulation may adversely affect the Company’s business.

The Company has and will, in the future, engage experts to assist it with respect to its operations. The Company deals with various regulatory and governmental agencies and the rules and regulations of such agencies. No assurances can be given that it will be successful in its efforts or dealings with these agencies. Further, in order for the Company to operate and grow its business, it needs to continually conform to the laws, rules and regulations of such jurisdiction. It is possible that the legal and regulatory environment pertaining to the exploration and development of gold mining properties will change. Uncertainty and new regulations and rules could increase the Company’s cost of doing business or prevent it from conducting its business.

We are in competition with companies that are larger, more established and better capitalized than we are.

Many of our potential competitors have:

•

greater financial and technical resources;

•

longer operating histories and greater experience in mining;

•

greater awareness of the political, economic and governmental risks in operating in Mexico.

It is unlikely that we will be able to sustain profitability in the future.

We have incurred significant losses since inception and there can be no assurance that we will be able to reverse this trend. Even if we are able to successfully identify commercially exploitable mining reserves, there can be no assurance that we will have sufficient financing to exploit these reserves or find a willing buyer for the properties.

We have no proven reserves, no mining operations, and no operating income.

We currently have no revenues from operations, no mining operations, and no proven reserves. Reserves, by definition, contain mineral deposits in a quantity and in a form from which the target minerals may be economically and legally extracted or produced. We have not established that precious minerals exist in any quantity in the property which is the focus of our exploration efforts, and unless or until we do so we will not have any income from operations.

Exploration for economic deposits of minerals is speculative.

The business of mineral exploration is very speculative, since there is generally no way to recover any of the funds expended on exploration unless the existence of mineable reserves can be established and the Company can exploit those reserves by either commencing mining operations, selling or leasing its interest in the property, or entering into a joint venture with a larger resource company that can further develop the property to the production stage. Unless we can establish and exploit reserves before our funds are exhausted, we will have to discontinue operations, which could make our stock valueless.

Exploratory and mining operations are subject to environmental risks.

Both exploratory and mining activities are subject to strict environmental rules and regulations. While we believe that we have complied with all applicable rules and regulations to date, there can be no assurance that we will be able to comply with these rules in the future. Moreover, if it is determined that any prior activity on or about our mining reserves created environmental risks, we would be liable for this clean-up even though we did no perpetrate the violation. Environmental legislation is evolving in some countries or jurisdictions in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect our projects. We are currently subject to U.S. federal and state government environmental regulations with respect to our properties in the United States. We are also currently subject to environmental regulations with respect to our properties in Mexico and Canada.

The mining industry is highly competitive and the success and future growth of our business depend upon our ability to remain competitive in identifying and developing mining properties with sufficient reserves for economic exploitation.

The mining industry is highly competitive and fragmented with limited barriers to entry, especially at the exploratory stages. We compete in national, regional and local markets with large multi-national corporations and against start-up operators hoping to identify a mining reserve. Some of our competitors have significantly greater financial resources than we do. This puts us at a competitive disadvantage if we choose to further exploit mining opportunities. As we expand into new geographic markets, our success will depend in part on our ability to locate and exploit mineral reserves.

The loss of key members of our senior management team could adversely affect the execution of our business strategy and our financial results.

We believe that the successful execution of our business strategy and our ability to move beyond the exploratory stages depends on the continued employment of key members of our senior management team. If any members of our senior management team become unable or unwilling to continue in their present positions, our financial results and our business could be materially adversely affected.

We operate in a regulated industry and changes in regulations or violations of regulations may result in increased costs or sanctions that could reduce our revenues and profitability.

Our organization is subject to extensive and complex foreign, federal and state laws and regulations. If we fail to comply with the laws and regulations that are directly applicable to our business, we could suffer civil and/or criminal penalties or be subject to injunctions or cease and desist orders. While we believe that we are currently compliant with applicable rules and regulations, if there are changes in the future, there can be no assurance that we will be able to comply in the future, or that future compliance will not significantly adversely impact our operations.

We rely on independent analysis to analyze our drilling results and planned exploration activities.

We rely on independent geologists to analyze our drilling results and to prepare resource reports on several of our mining concessions. While these geologists rely on standards established by the Canadian Institute of Mining, Metallurgy and Petroleum, Standards on Mineral Resources and Mineral Reserves and other standards established by various licensing bodies, there can be no assurance that their estimates or results will be accurate. Analyzing drilling results and estimating reserves or targeted drilling sites is not a certainty. Miscalculations and unanticipated drilling results may cause the geologists to alter their estimates. If this should happen, we would have devoted resources to areas where resources could have been better allocated.

Risks Related to Our Common Stock

The following risks are currently applicable to Paramount.

Our stock price may be volatile.

The market price of our common stock has been volatile. We believe investors should expect continued volatility in our stock price. Such volatility may make it difficult or impossible for you to obtain a favorable selling price for our shares.

We have a large number of authorized but unissued shares of our common stock.

We have a large number of authorized but unissued shares of common stock, which our management may issue without further stockholder approval, thereby causing dilution of your holdings of our common stock. Our management will continue to have broad discretion to issue shares of our common stock in a range of transactions, including capital-raising transactions, mergers, acquisitions and in other transactions, without obtaining stockholder approval, unless stockholder approval is required. If our management determines to issue shares of our common stock from the large pool of authorized but unissued shares for any purpose in the future, your ownership position would be diluted without your further ability to vote on that transaction.

The exercise of our outstanding options and warrants and vesting of restricted stock awards may depress our stock price.

The exercise of outstanding options and warrants, and the subsequent sale of the underlying common stock in the public market, or the perception that future sales of these shares could occur, could have the effect of lowering the market price of our common stock below current levels and make it more difficult for us and our stockholders to sell our equity securities in the future.

Sales or the availability for sale of shares of common stock by stockholders could cause the market price of our common stock to decline and could impair our ability to raise capital through an offering of additional equity securities.

Regulatory actions by the SEC, any exchange on which our securities are traded, or companies providing stock clearance or transfer functions, may adversely affect the price of our common stock, the ability of stockholders to sell their shares and our ability to secure additional funding.

Any actions by the SEC, an exchange or company which facilitates the clearance or transfer of our securities will in all likelihood impact the trading price of the Company’s common stock and cash reserves. Should any regulatory matters arise, resolution of these matters with any entity will likely result in significant legal fees and related expenses that would otherwise be devoted to our mining efforts. If you are a stockholder, you may not be able to sell your securities and shares of our common stock will become highly illiquid which may result in the loss of your entire investment.

In addition, should we become subject to any of the events identified above, our ability to secure additional financing will be adversely affected.

We were the subject of a temporary trading halt in our common stock.

On March 13, 2008, the SEC entered an order suspending trading for a period of ten days against 26 companies including Paramount (Order No. 34-57486.) The order alleged that there was a lack of current public information and that the Company usurped the identity of a corporate shell. We responded to the SEC’s order and provided information to the SEC which we believe addressed its concerns. We also provided similar information to the NYSE Amex Equities (the “NYSE Amex”). In our opinion, we believe that this matter has been resolved. Nonetheless, there can be no assurance that issues raised in the SEC’s order will not be raised at a future date. Should this happen, investor confidence in our common stock will in all likelihood be adversely affected.

We face possible litigation claims from stockholders.

The securities industry and the offer and sale of securities is highly regulated. Any improper actions, whether intentional or unintentional could subject us to litigation and potential monetary damages.

We may incur significant legal expenses in connection with any litigation that we institute.

We have filed a Statement of Claim against Klondex Mines, Ltd. in connection with the breach by Klondex Mines of a binding Letter Agreement and related matters. There can be no assurance that we will be successful in this litigation. Moreover, even if we are successful with the prosecution, there can be no assurance that we will be able to recover monetary damages against the culpable parties.

THE MEETING OF PARAMOUNT STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board for use at the Meeting to be held on December 17, 2009, at 1:00 p.m., local time, at 2600 North Military Trail, Suite 270, Boca Raton, Florida 33431, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of the Meeting. Paramount intends to commence mailing of this proxy statement and the accompanying proxy card to Paramount’s stockholders on or about November 30, 2009.

At the Meeting, Paramount’s stockholders are being asked to consider and vote on:

1.

a proposal to elect director nominees to the Board; and

2.

a proposal to ratify the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2010;

Paramount does not expect a vote to be taken on any other matters at the Meeting. If any other matters are properly presented at the Meeting for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on any additional matters in accordance with their best judgment.

The Board has unanimously approved the nomination of the seven director nominees and the appointment of the independent certified public accountants.  Accordingly, the Board of Directors unanimously recommends that Paramount stockholders vote “FOR” each of the Proposals.

Record Date and Voting Information

Only holders of record of Paramount common stock at the close of business on November 19, 2009 are entitled to notice of, and to vote at, the Meeting. At the close of business on November 19, 2009 101,423,650 shares of Paramount common stock were outstanding and entitled to vote. A list of Paramount’s stockholders will be available for review at Paramount’s executive offices during regular business hours after the date of this proxy statement and through the date of the Meeting. Each holder of record of Paramount common stock on the record date will be entitled to one vote for each share held.  The presence, in person or by proxy, of the holders of one-third of the voting power of the common stock of Paramount entitled to vote at the Meeting shall constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Proxies received at any time before the Meeting and not revoked or superseded before being voted will be voted at the Meeting. If the proxy specifies how it should be voted, it will be voted in accordance with such specification. If no specification is indicated, the proxy will be voted “FOR” the approval of election of the directors and , “FOR” the ratification of the independent certified public accountants and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting. You may also vote in person by ballot at the Meeting.

 The directors named in Proposal No.1 and the approval of the Company’s independent auditors must be approved by a plurality of the votes of the shares present in person or by proxy at the Meeting.

How You Can Vote

Each share of Paramount common stock outstanding on November 19, 2009, the Record Date for stockholders entitled to vote at the Meeting, is entitled to vote at the Meeting.

If you are a stockholder of record, you may vote your shares in either of the following ways:

Voting by Mail. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

Voting in Person. You can also vote by appearing and voting in person at the Meeting.

If your stock is held in “street name” by a bank or broker, please follow the instruction provided by your bank or broker.

If you vote your shares of Paramount common stock by submitting a proxy, your shares will be voted at the Meeting as you indicated on your proxy card. If no instructions are indicated on your signed proxy card, all of your shares of Paramount common stock will be voted “FOR” the election of the director nominees; and “FOR” ratification of the appointment of the independent certified public accountants. and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting. You should return a proxy by mail even if you plan to attend the Meeting in person.

Proxies; Revocation

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it anytime before it is voted.  You may revoke your proxy in any one of three ways:

•

You may send in another proxy with a later date.

•

You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Meeting, that you are revoking your proxy.

•

You may vote in person at the Meeting.

If your Paramount shares are held in the name of a bank, broker, trustee or other holder of record, including the trustee or other fiduciary of an employee benefit plan, you must contact your bank or broker and obtain a “legal” proxy, executed in your favor from the holder of record to be able to vote in person at the Meeting.

Expenses of Proxy Solicitation

Paramount will pay the costs of soliciting proxies for the Meeting. Officers, directors and employees of Paramount may solicit proxies by telephone, mail, the Internet or in person. However, they will not be paid for soliciting proxies. Paramount will also request that individuals and entities holding shares in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from, those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. To the extent necessary, Paramount intends to use Mellon Investor Services to assist it in the solicitation of proxies, using the means referred to above.

Adjournments

Although it is not expected, the Meeting may be adjourned for any reason by either the Chairman of the Meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at the Meeting. Notice of an adjourned meeting need not be given if the time and place, if any, or the means of remote communications to be used rather than holding the meeting at any place are announced at the meeting so adjourned. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Such notice will be mailed to you or transmitted electronically to you and will be provided not less than 10 days nor more than 60 days before the date of the adjourned meeting and will set forth the purpose of the meeting.

Other Matters

The Board is not aware of any business to be brought before the Meeting other than that described in this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, seven directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating has recommended and our Board has approved the nomination of Christopher Crupi, Christopher Reynolds, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Rudi P. Fronk and Eliseo Gonzalez-Urien. All nominees are currently members of the Board with the exception of Christopher Reynolds who is a new nominee. If elected, Mr. Reynolds will be an independent director. Charles Reed, a current member of our Board, has for personal reasons, decided not to seek reelection as a director.

Messrs. Fronk and Gonzalez-Urien were recommended for nomination by FCMI Financial Corp. in accordance with an agreement between us and FCMI. The proposal was presented to Paramount’s Nominating Committee which recommended their appointment to the Board. The Board then approved the appointment of both Mr. Fronk and Mr. Gonzalez-Urien.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee for director.

Christopher Crupi

Mr. Crupi is a chartered accountant. He has served as our Chairman, President and as a director since April, 2005. Mr. Crupi founded the Company in March 2005 and oversees the administrative and operational activities of the Company. From 2000 to 2004, Mr. Crupi was a Vice President of PricewaterhouseCoopers LLP, an international accounting firm. Mr. Crupi received his Bachelor of Commerce degree from the University of Ottawa in 1992Chartered Accountant designation in 1995 and Chartered Insolvency and Restructuring Professional designation in 1998. Mr. Crupi is an independent director of Industrial Minerals Inc. (IDSM.OB) which owns the Bissett Creek graphite mine in Ontario, Canada.

Charles William Reed

Mr. Reed has served as our Vice President and as a director since 2005. Mr. Reed has significant mining experience in Mexico, as he was formerly Chief Geologist in Mexico for Minera Hecla S. A. de C. V. (“Hecla”), a subsidiary of Hecla Mining (NYSE:HL) from 1998 to 2004, and Regional Geologist, Mexico and Central America for Echo Bay Exploration from 1993 to 1998. While at Hecla, Mr. Reed supervised detailed exploration at the Noche Buena project, Sonora, and the San Sebastian silver and gold mine, Durango. He also discovered and drilled the Don Sergio vein that was later put into production. Mr. Reed received his Bachelor of Science Degree, Mineralogy, from the University of Utah in 1969 and is a Registered Professional Geologist in the State of Utah. He also completed an Intensive Spanish Program at Institute De Lengua Espanola, San Jose, Costa Rica in 1969.

Robert Dinning

Mr. Dinning joined Paramount in March 2008 as a director. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various companies in both the United States and Canada. Mr. Dinning has since 2000 held various positions with Apolo Gold & Energy Corp., a Vancouver, British Columbia based company focused on precious metal mining opportunities in Central and South America and currently serves as Apolo’s Chief Financial Officer, Secretary and as a Director. Mr. Dinning also serves as the CEO and a director of Industrial Minerals Inc., (IDSM.OB) which owns the Bissett Creek graphite mine in Ontario, Canada. Mr. Dinning is also CFO of ATAC Resources listed on the TSXV.

Christopher Reynolds

Mr. Reynolds has 20 years of mineral industry and public accounting experience and is currently the Vice President Finance and Chief Financial Officer of Norsemont Mining Inc., a TSX listed corporation. Until 200, he served as Senior Vice President, CFO and Secretary of SouthernEra Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and PricewaterhouseCoopers. He also served as a director of Arizona Star Resource Corp. Mr. Reynolds became a Certified General Accountant in 1994 and received a B.A. (Economics) from McGill University in 1987.

John Carden, Ph.D

Dr. Carden joined the Company as a director in September 2006. Dr. Carden has more than twenty years experience in exploration management, teaching, and research. Since 2001, Dr. Carden has been a geologic consultant for several junior resource companies. Dr. Carden is currently a director of Corex Gold Corporation, a junior gold exploration and development company, and Magnum Uranium Corp., a uranium exploration and development company, each of which are TSX Venture Exchange listed companies. From 1998 to 2001, Dr. Carden was the President of Latitude Minerals Corporation, a publicly traded company on the Canadian Venture Exchange, and Director of U.S. Exploration for Echo Bay Mining from 1992 to 1998. Dr. Carden is a licensed Professional Geologist in the State of Washington. Dr. Carden received both his Bachelor of Science and Master of Science in geology from Kent State University in 1970 and 1971, respectively, and his doctorate in geology from Geophysical Institute, University of Alaska in 1978.

Michel Yvan Stinglhamber

Mr. Stinglhamber joined the Company as a director in May 2007. Mr. Stinglhamber has significant experience in the Mexican mining industry. He currently represents Umicore Belgium in Mexico, a materials technology company, and serves as a director for Unimet SA de CV, a wholly owned subsidiary of Umicore Belgium which is active in the fields of precious metals exploration. Mr. Stinglhamber is also the Chairman of the Mining Group-Compania Minera Misiones SA de CV, a mining company located in Mexico. He is also on the board of directors of Marina Costa Baja in Mexico.

Since 1991, Mr. Stinglhamber has been involved in a number of mining ventures in Mexico. He was the president of the Belgo Luxemburg Mexican Chamber of Commerce in 1987, and in 2002, was awarded the Belgian decoration of “Officer of the Crown”.

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien joined our Board in March 2009. He currently serves as a member of the board of directors of Seabridge Gold. He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

Rudi P. Fronk

Mr. Fronk joined our Board in March 2009. Since 1999 he has served as the president, chief executive officer and a director of Seabridge Gold Inc. Seabridge is located in Toronto, Ontario, and has gold projects throughout North America. Prior to Seabridge, Mr. Fronk held senior management positions with Greenstone Resources, Columbia Resources, Behre Dolbear & Company, Riverside Associates, Phibro-Salomon, Amax, and DRX. Mr. Fronk is a graduate of Columbia University from which he holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics. Mr. Fronk resides in Toronto, Ontario.

There is no material proceedings to which any director, officer or affiliate of Paramount, any owner of record or beneficially of more than five percent of any class of voting securities of Paramount, or any associate of any such director, officer, affiliate of Paramount, or security holder is a party adverse to Paramount or any of its subsidiaries or has a material interest adverse to Paramount or any of its subsidiaries.

During the past five years, no director, nominee for director or any executive officer of Paramount:

1.

Filed a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.

Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity; or

5.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

6.

Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Required Vote and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, assuming a quorum is present.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTORS
NAMED IN PROPOSAL NO. 1 — ELECTION OF DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2010 and is submitting this selection for ratification by our stockholders at the Meeting. In the event that our stockholders do not ratify the selection of HLB Cinnamon Jang Willoughby & Company, the Board will consider making a change in auditors for Paramount for the fiscal year ending June 30, 2010. HLB Cinnamon Jang Willoughby & Company has been Paramount’s independent registered public accounting firm since 2005.

Audit Fees

The aggregate fees billed for professional services rendered was $40,000 and $58,000 for the audit of our annual financial statements for the fiscal years ended June 30, 2009 and 2008, respectively, and $19,500 and $18,000 for the reviews of the financial statements included in our Forms 10-Q for the fiscal years ended June 30, 2009 and 2008, respectively.

Audit-Related Fees

No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services reasonably related to the performance of audit or review of Paramount’s financial statements and not reported under the heading “Audit Fees.”

Tax Fees

Professional fees for tax return preparation and compliance of $12,000 were billed by the principal accountants for the period in question.

All Other Fees

Other than the services described above, there were no other services provided by our principal accountants for the periods indicated.

Representatives of HLB Cinnamon Jang Willoughby & Company are not expected to be present in person at the Meeting; however, they will be available to respond to questions via conference call and will have the opportunity to make a statement if they desire to do so

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by HLB Cinnamon Jang Willoughby & Company, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegees) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote and Board of Directors’ Recommendation

In order to become effective, the proposal to ratify the appointment of HLB Cinnamon Jang Willoughby & Company as Paramount’s independent registered public accounting firm for the year ending June 30, 2010 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote, assuming a quorum is present.

BUSINESS

Overview and History

We are an exploration stage mining company which has as its core business, precious metals exploration in Mexico and recently, in British Columbia, Canada. We are a Delaware corporation and we were incorporated on March 29, 2005. Our administrative office is located at Suite 110, 346 Waverley Street, Ottawa, Canada K2P 0W5. We also have a field office located in Temoris, Mexico. Our primary objective is to explore and develop the San Miguel Project located in the State of Chihuahua, Mexico. During the year, we have also begun exploratory activities on the Vidette Lake project located in British Columbia, Canada. Through our wholly owned Mexican subsidiary, Paramount Gold de Mexico S.A. de C.V., we own a 100% interest in the San Miguel property having during the year acquired the remaining 30% interest from our prior joint venture partner, Tara Gold Resources Corp. (“Tara Gold”). In consideration for the transfer of the 30% equity interest in the joint venture and other mining concessions, we issued to Tara Gold a total of 7,350,000 shares of our legended common stock and approximately $10,000 for the transfer of certain mining concessions owned by Tara Gold. In December 2008, we entered into an agreement to acquire an interest in the Videttle Lake gold project in British Columbia, Canada..

In March 2009, we acquired all of the issued and outstanding shares of common stock of Magnetic Ltd. (“Magnetic”). Magnetic is the sole beneficial shareholder of Minera Gama, S.A. de C.V. which holds interests in various mineral concessions in Mexico known as the Temoris project and the Morelos project. Magnetic also holds a 2.0% NSR royalty from production arising from the Iris mineral concessions located in the Municipality of Ocampo in Chihuahua, Mexico. These land holdings surround our San Miguel mining concessions. The Morelos Project and the Iris Project are ancillary to our primary business plan.

Also in March 2009, we closed on an agreement with Garibaldi Resource Corp (“Garibaldi”) in which we acquired the outstanding option on the Temoris project. With the acquisition of both Magnetic and our agreement with Garibaldi, we increased our mining claims in the San Miguel project area by approximately 54,000 hectares.

In May 2008, we signed an agreement with Mexoro Minerals Ltd. (“Mexoro”) and its Mexican subsidiary, Sunburst Mining de Mexico S.A. de C.V., to acquire, for a purchase price of US$3.7 million, Mexoro’s rights to a number of mining concessions known asthe Guazapares concessions, comprising approximately 1,980 hectares and located in Chihuahua, Mexico,, subject to a net smelter returns royalty of 2.5% (which royalty may be reduced to 2.0% at closing). The Guazapares project comprises 12 claims surrounding Paramount’s San Miguel Project. The purchase price will be released from escrow when certain conditions are met, and an additional payment of US$1.6 million is due to Mexoro if, within 36 months, the project is put into commercial production or if Paramount or substantially all of its assets are sold.

We also own additional mining concessions in the state of Chihuahua, Mexico. We will continue to explore additional opportunities through other joint ventures and acquisitions. We do not expect to generate revenues from these projects nor is it our objective to enter the mine management business. Rather we hope to identify a resource that will enable us to attract a larger company to partner with who has experience developing and managing a mine.

Financings and Related Agreements

We have been dependent upon equity financings to operate our business. Our single largest equity financing came from a public offering of securities which we closed in October, 2009 for gross proceeds of $23,000,000. The financing consisted of the sale of 18.4 shares of common stock at a price of $1.25 per unit. After underwriter fees and expenses net proceeds amounted to $21.7 million.

From April 2007 through February 2009, we completed several private placements ranging from $100,000 to approximately $1.8 million. These funds were used to expand our drilling operations in Mexico as well as for general working capital purposes.

On March 20, 2009 we sold a total of 12 million units of our securities at a price of CDN$0.75 per unit for a total of CDN$9,000,000 (the “Financing”). (Based on an exchange rate of CDN$1 = US$0.80 we raised gross proceeds of US$7.2 million). Each unit consisted of one share of common stock and one common stock purchase warrant. Each warrant entitles the holder thereof to purchase one share of our common stock at an exercise price of CDN$1.05 per share for a period of four years from the date of issuance. The warrants were not exercisable until six months from their issue date.

We will require additional working capital to continue our exploration program.

Inter-corporate Relationships

We currently have five wholly owned subsidiaries:

•

Paramount Gold de Mexico S.A. CV operates our business in Mexico and holds our interests in the San Miguel Project and certain other mineral concessions.

•

Minera Gama, S.A. de C.V. (“Minera Gama”) holds interests in mineral concessions in Mexico known as the Temoris project and the Morelos project, as well as a royalty interest in the Iris project. All three of these projects surrounds the San Miguel Project.

•

Magnetic Resources Ltd. is the sole registered holder of Minera Gama.

•

Compania Minera Paramount SAC (“Compania Minera”) used to operate and hold our mining interests in Peru.

•

Paramount Metals Corp. (“Paramount Metals”) whose focus is base metal exploration.

Neither Compania Minera nor Paramount Metals is currently active.

Market Description

Gold and Silver

We are a precious metals exploration company with gold and silver exploration properties located in Mexico. The gold and silver markets have been strong since 2001, where gold has increased from $268 per ounce to a high of over $1,100 per ounce. Silver has increased from $4.58 per ounce to a high of $21.00 per ounce to its current price of approximately $17 per ounce. (Current prices are as of November 10, 2009). Management believes that both the gold and silver markets will remain strong for the foreseeable future.

Mineral exploration in Mexico and Canada

Mexico is one of the world’s key mineral producers and provides an ideal business site for mining companies to operate given their stable governments and inclusion in the North American Free Trade Agreement. There are several world-class mines within a close proximity of the San Miguel property, including Goldcorp’s El Sauzal gold mine. Minefinder’s owns the Delores Mine and Gammon Lake Resource’s Ocampo Gold-Silver project is approximately 40 miles to the North. Coeur D’Alene Mines Corporation (“Coeur D’Alene”) has started production earlier this year from the nearby Palmarejo mine that has an inferred resource of 3.1 million ounce gold equivalent. Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

Employees

As of July 31, 2009, we had approximately 30 employees and consultants located in Mexico, Canada and the United States.

Properties

This discussion was prepared in accordance with the standards under NI 43-101, which are substantially different from those under SEC Industry Guide 7. Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7 for discussion on the differences between terms under NI 43-101 and SEC Industry Guide 7.

San Miguel Project

Our exploratory activities are concentrated within the San Miguel Groupings which comprise the San Miguel Project. The following disclosure has been derived from the technical report entitled “Technical Report – Project Update: San Miguel Project – Chihuahua, Mexico”, dated September 15, 2009 (the “Technical Report”) and prepared by Douglas R. Wood and Dana C. Durgin of Delve Consultants, LLC.

109°
107°
105°
103°
31°
27°
AZ
NEW MEXICO
TEXAS
El Paso
Cuidad Juarez
UNITED STATES
MAP AREA
(CHIHUAHUA)
Gulf Of Mexico
Pacific Ocean
MEXICO
San Pedro Corralitos
Nuevo Casas Grandes
SONORA
CHIHUAHUA
Dolores
Mulatos
Yecora
Pinos Altos
La Junta
Ciudad Chihuahua
Santa Eulalia
Plomosas
San Carlos
La Perla
Moris
Ocampo Project
Cusihuiriachic
Naica
COAHUILA
Rio Grande
Rio Mayo
Sierra Madre Gold Silver Belt
San Miguel
Palmarejo
Millonaria
Urique
El Sauzal
Batopilas
Lluvia de Oro
Choix
Morelos
La Dura
Calabacillas
Nepomuceno
Parral
Sta. Barbara
SINALOA
Los Mochis
Tameapa
DURANGO
Torreon
Gulf Of California
2
10
16
37
45
49
N
0 40 200
Kilometres

Paramount GOLD

San Miguel Project

Property Location Map

Guazapares

Chihuahua, Mexico

December 2006

Figure 1

Property Location Map

(a)

Project Description and Location

Location

The San Miguel Project is located in southwestern Chihuahua in Northern Mexico, and is approximately 400 km by road from the state capital of Chihuahua City. The project is about 20 km north of the town of Temoris, adjacent to the village of Guazapares. It is in the Guazapares mining district, which is part of the Sierra Madre Occidental gold-silver belt. The location of the San Miguel Project is shown in Figure 1.

Land Area

When the previous report (Wood and Durgin, November 20, 2008) was written, the San Miguel project consisted of 17 smaller concessions clustered near Guazapares, Chihuahua with a total area of 427.17 hectares, plus the much larger Andrea, Gissel and Isabel concessions which were staked in 2008, the Elyca concession which was acquired in 2008, and a joint venture agreement that had been signed with Garibaldi Resources Corporation as part of a district wide exploration program.

Since November 2008, there have been significant additions to the San Miguel project concessions. A joint venture with Garibaldi, previously discussed has been terminated and replaced by a purchase and sale (closed in March 2009) of all of their interest in several mining concession totalling approximately 54,000 hectares Pursuant to the agreement Paramount paid Garibaldi a total of $400,000 in cash and issued 6 million shares of Paramount’s common stock. The new concessions encompassare set out in Figure 4.2.1 below and named the Temoris project.

Also in March 2009, Paramount acquired all of the issued and outstanding shares of stock of Magnetic, Ltd. Magnetic was the sole beneficial shareholder of Minera Gama which was the underlying concession holder of Garibaldi’s Temoris Project, as well as two other groups of concessions which are not in the San Miguel area – the Morelos and Iris projects. In addition, Paramount has entered into an agreement with another company, Mexoro Minerals Ltd., and its Mexican subsidiary, Sunburst Mining de Mexico, S.A. de C.V., to acquire its rights and interest to the Guazapares concession group adjacent to Paramount’s San Miguel group, pursuant to option agreements with third parties and subject to a net smelter return royalty of 2.5% which may be reduced to 2.0% under certain conditions. The definitive agreement to acquire the Guazapares concession group was signed July 8, 2009 at a purchase price of $3.7 million (funds have been deposited into escrow pending title transfer in Mexico). The property is comprised of 1980 hectares.

San Miguel Concessions Including the Temoris Project

The following table outlines our concessions within the San Miguel Project:

San Miguel Project Concession Data

Concession	Owner	Title No.	Date Staked	Hectares
San Miguel Group
SAN MIGUEL	Paramount	166401	4-Jun-80	12.9458
SAN LUIS	Paramount	166422	4-Jun-80	4
EMPALME	Paramount	166423	4-Jun-80	6
SANGRE DE CRISTO	Paramount	166424	4-Jun-80	41
SANTA CLARA	Paramount	166425	4-Jun-80	15
EL CARMEN	Paramount	166426	4-Jun-80	59.0864
LAS TRES B.B.B.	Paramount	166427	4-Jun-80	23.001
SWANWICK	Paramount	166428	4-Jun-80	70.1316
LAS TRES S.S.S.	Paramount	166429	4-Jun-80	19.1908
SAN JUAN	Paramount	166402	4-Jun-80	3
EL ROSARIO	Paramount	166430	4-Jun-80	14
GUADALUPE DE LOS REYES	Paramount	172225	4-Jun-80	8
CONSTITUYENTES 1917	Paramount*	199402	19-Apr-94	66.2403
MONTECRISTO	Paramount*	213579	18-May-01	38.056
MONTECRISTO FRACCION	Paramount*	213580	18-May-01	0.2813
MONTECRISTO II	Paramount*	226590	2-Feb-06	27.1426
SANTA CRUZ	Amermin	186960	17-May-90	10
ANDREA	Paramount	231075	16-Jan-08	84112.6183
GISSEL	Paramount	228244	17-Oct-06	880
ISABEL	Paramount	228724	17-Jan-07	348.285
ELYCA	Paramount	179842	17-Dec-86	10.0924
			T o t a l	85768.0715
Temoris Project
Guazapares	Minera Gama	232082	18-May-07	6265.2328
Roble	Minera Gama	232084	18-May-07	797.795
Temoris Centro	Minera Gama	232081	18-May-07	40386.1449
Temoris Fracción 2	Minera Gama	229551	18-May-07	7328.1302
Temoris Fracción 3	Minera Gama	229552	18-May-07	14.0432
Temoris Fracción 4	Minera Gama	229553	18-May-07	18.6567
			T o t a l	100713.042
Guazapares Claims
San Francisco	Paramount*	191486	19-Dec-91	38.1598
Ampliación San Antonio	Paramount*	196127	23-Sep-92	20.9174
San Antonio	Paramount*	204385	13-Feb-97	14.8932
Guazaparez	Paramount	209497	3-Aug-99	30.9111
Guazaparez 3	Paramount	211040	24-Mar-00	250
Guazaparez 1	Paramount	212890	13-Feb-01	451.9655
Guazaparez 5	Paramount	213572	18-May-01	88.8744
Cantilito	Paramount	220788	7-Oct-03	37.035
San Antonio	Paramount	222869	14-Sep-04	105.1116
Guazaparez 4	Paramount	223664	2-Feb-05	63.9713
Guazaparez 2	Paramount	226217	2-Dec-05	404.0016
Vinorama	Paramount	226884	17-Mar-06	474.222
San Antonio	CA T-204385*	181963	17-Mar-88	15
			T o t a l	1980.0629
			Grand Total	188461.176

———————

(*) Under option

Current Agreements with Respect to Mining Concessions

San Miguel Group Agreement

The San Miguel Grouping forms the initial core of the property. It includes the concessions San Miguel, San Juan, San Luis, Empalme, Sangre de Cristo, Santa Clara, El Carmen, Las Tres BBB, Swanwick, Las Tres SSS, El Rosario and Guadalupe de Los Reyes as listed in Table 1, a total of 275 hectares. The San Miguel Groupings were acquired by Corporacion Amermin S.A. (“Amermin”), a subsidiary of Tara Gold. We earned our 70% interest in the concessions pursuant to an option agreement with Amermin dated August 3, 2005 by making $450,000 in payments, issuing 700,000 restricted shares of Paramount common stock and incurring $2.5 million in exploration expenditures. Under the terms of the joint venture with Amermin (the “Joint Venture”) as contained in the Joint Venture Agreement between the parties effective February 7, 2007 (the “Joint Venture Agreement”), Paramount served as the manager of the Joint Venture. If Amermin chooses not to participate financially in the Joint Venture, its interest may be diluted to a 2% NSR, which may be decreased to 1% by a payment of $500,000 from Paramount to Amermin.

On October 1, 2008, we closed on our agreement with Tara Gold to acquire all of the remaining equity ownership of the Joint Venture. In consideration for the acquisition of the remaining equity interest (30%) owned by Tara Gold in the Joint Venture, we issued to Tara Gold a total of 7,350,000 shares of our legended common stock. Also, in connection with the closing of the transaction, all invoices previously submitted by Paramount for Tara Gold’s contribution to the exploration and development of the San Miguel property have been cancelled. In consideration for the transfer of the mining concessions, Paramount has paid to Tara Gold $100,000MXN (approximately US$10,000).

La Blanca Agreement

The La Blanca agreement includes the Montecristo, Montecristo II, Monecristo Fraccion and Constituyentes 1917 concessions as listed in Table 1, a total of 131hectares. Paramount has invested the required $500,000 in exploration costs on the concessions and otherwise met its agreements with respect to these concessions. Additional payments will be due to the concession owner based upon proven reserves. Additional payments are linked to the definition of reserves. The sum of $1.00 is to be paid by August 31, 2007 for each gold-equivalent ounce of mineable reserves defined by December 31, 2006; the sum of $1.00 is to be paid by February 29, 2008 for each gold-equivalent ounce of mineable reserves defined by December 31, 2007; and the sum of $1.00 is to be paid by August 31, 2009 for each gold-equivalent ounce of mineable reserves defined by December 31, 2008. No mineable reserves have been defined to date and no payments have been made.

Santa Cruz Agreement

The Santa Cruz concession totals 10.00 hectares (Table 1). We own a 100% interest in the concession and await title transfer from Tara Gold.

Elyca Concession

The Elyca concession, totalling 10.0924 hectares (Table 1), was purchased from Minera Rio Tinto, S.A. de C.V. for cash and stock and was registered with the Public Registry of Mining. We own 90% of the joint venture interest in this concession.

Mexoro

Paramount has deposited the required funds ($3.7 million) to conclude the acquisition of the Guazapares claims into an escrow account pending confirmation of title transfer from the Mexican subsidiary of Mexoro to the Mexican subsidiary of Paramount.Garibaldi Agreement.

On January 30, 2009, we closed on our agreement with Garibaldi whereby Garibaldi assigned its option in the Temoris Concession to Paramount. In consideration for the assignment of the Temoris option, Paramount paid Garibaldi a total of $400,000 in cash and issued to Garibaldi 6 million shares of our common stock. Subsequent to the purchase of Magnetic Resources as noted above, Paramount terminated the option agreement.

Other Agreements

Paramount staked the Andrea, Gissel and Isabel concessions that form the Andrea Project east of the San Miguel Project totalling over 84,000 hectares. As these were denounced (equivalent of staked), there are no associated agreements and we own a 100% interest in these claims.

Ejido Agreements

We have signed agreements with two ejidos, or surface-owner councils, allowing for surface disturbance during exploration activities on Paramount’s concessions. Agreements with the Guazapares and Batosegachi ejidos were signed on April 29th and 19th, 2007, respectively, and are effective for a period of five years. The Guazapares and Batosegachi ejido agreements were registered with the National Agrarian Registry on May 4th and 5th, 2007, respectively. The agreements permit Paramount to carry out exploration on the ejidos’ areas in exchange for compensation of a fixed sum per hectare of physical disturbance associated with exploration such as the cutting of trees and construction of drill access roads and drill pads, etc.

Several rural communities are located within our work area, the most important of which are Temoris, Guazapares, Batosegachi, San José and Tahonitas. In keeping with our policy of community integration, Paramount has carried out a program of economic and other assistance, including: donations of materials and wages for construction projects at schools in Guazapares, San Jose and Temoris; a donation for the acquisition of computers for the regional junior high school; donation to DIF, the organization for integral family development in Temoris; construction materials for DIF, for the construction of houses for disadvantaged families; donation for purchase of fertilizer for the farmers of Batosegachi; financial assistance for the upgrading and maintenance of local roads utilized by Paramount to access the San Miguel Project in Guazapares and Batosegachi ejidos; and the creation of 40 jobs.

Environmental Reports and Liabilities

With the assistance of a Mexican environmental permitting consultant, Vugalit S.C., Paramount has satisfied the requirements regarding permitting for the ongoing exploration program with the office of the Mexican governmental environmental agency, SEMARNAT, in Chihuahua City. Disturbance associated with exploration work completed by Paramount to date is limited to construction of drill access roads, drill pads and trenches. No direct mining related activities have been carried out.

On Paramount’s behalf, Vugalit S.C submitted a NOM-120-SEMARNAT-1997 application to SEMARNAT on March 15, 2007 to permit exploration activities at the San Miguel Project. The application was accepted and became effective on July 19, 2007. The permit allows a total disturbance of 7.6224 hectares valid to December 31, 2011. The permit provides for reclamation of the concession areas by the Fondo Forestal Mexicano following the cessation of exploration activities in the permit area. The permit set the cost of reclamation at a total of 198,205.37 Mexican pesos, which was paid by Paramount to Fondo Forestal Mexicano.

Vugalit S.C also filed an Environmental Impact Study with SEMARNAT on behalf of Paramount.

With these exceptions, there has been no mining activity on the San Miguel concessions since the early 1900’s. Between 1958 and 1968, Alaska-Juneau operated the San Luis mine and mill, producing waste rock and tailings. In the late 1970’s, a few thousand tons of vein material were shipped from the San Miguel vein to El Paso as smelter flux. In the 1990’s a very small and unsuccessful attempt was made to heap leach oxidized silver ores near the north end of the La Union area. It is uncertain whether Paramount would be held responsible for the cleanup of these areas should it put a mine into production nearby.

Excepting the work that was carried out as part of the Environmental Impact Study, we have as not yet conducted any baseline environmental studies, such as surface or groundwater sampling, of the San Miguel Project area. We believe such studies should be conducted to document any residual effects that the historic mining activities may still be having on the soils and streams of the Guazapares area.

The village of Guazapares is immediately adjacent to the historic San Luis mine area and is also adjacent other Paramount exploration targets. The village of Batosegachi is less than a kilometer from the San Miguel exploration area. While the local people appear to be supportive of our current exploration efforts, it is not known what financial or time-related impacts to the permitting of a mining operation, if any, the close proximity to these villages might create.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

Access

Direct access to San Miguel is by the paved highway 127 to the town of Creel, then by reasonably good gravel roads to Temoris and then Guazapares. The simplest way for a visitor to reach Temoris is via the Chihuahua-Pacific rail service between Chihuahua City and Temoris, a nine hour trip. Two passenger trains in each direction and several freight trains serve Temoris and Los Mochis on the pacific coast daily. From the Temoris train station to the village of Guazapares the drive is about 15 minutes by a winding gravel road.

Climate

The Temoris area has a temperate climate. Undisturbed slopes are covered by juniper-pine-oak forests. Rainfall is largely in the summer months, with an annual average of about 8 cm. Maximum temperatures rarely exceed 35°C, and minimum temperatures are rarely less than 5o C. The average elevation in the vicinity of Guazapares is 1,600 meters. While there can occasionally be snow or heavy rains, it is anticipated that exploration work or mining can continue throughout the year.

Local Resources, Infrastructure

The Temoris area has reasonably good local infrastructure and a workforce generally receptive to mining. Temoris and Chinipas have populations of approximately 1,500 people , 200 live in Guazapares, and there are several smaller villages in the general area. The total available workforce of the area may approach 5,000 people.

A new electric power line is now reaching Guazapares for the first time. While it is adequate for home use, it will not be adequate for mineral processing. Management believes that future feasibility studies of potential mineral production and processing must consider either upgrading the power line or generating power on site.

It would appear that local streams and groundwater should suffice. They were adequate for underground mining by the Alaska-Juneau Company in 1960, and water abundance was a problem in the deeper workings.

As noted above the Chihuahua-Pacific railway connects Temoris to Los Mochis on the Pacific side and to Chihuahua on the east. This would provide convenient access for shipping of supplies and personnel. The gravel road from Temoris to Guazapares will require some improvement for mine access. There is an airstrip suitable for light aircraft at Temoris. While much of the region is deeply incised by stream drainages, the immediate area of Guazapares has relatively gentle topography, with several areas sufficiently level for construction of processing sites.

Physiography

Paramount’s San Miguel project is near the center of the Sierra Madre Occidental range. This range is actually a relatively structurally undisturbed plateau composed of nearly flat-lying Tertiary volcanic rocks. This plateau is generally deeply incised, with many steeply walled canyons and small, relatively level, plateau remnants between them. The San Miguel project area explored to date occupies one of these more level areas. To the west the volcanic plateau is bounded by an extensional terrane, which represents the southern continuation of the basin and range province of the western USA.

The terrain is often hilly to steeply mountainous. It is generally covered with pinyon-juniper-oak forests where not cleared for agriculture. More gently sloping areas are used for small vegetable and corn plots and the grazing of cattle.

History

Pre-Paramount Mining and Exploration History

The center of the San Miguel Project is in the Guazapares mining district. The town of Guazapares was founded in 1620 along with a Jesuit mission. The first recorded mining activity was in 1677. Small-scale mining apparently continued throughout the Spanish colonial period. The Guazapares quartz breccia-veins were being developed by 1830, but the major period of older production took place between 1870 and 1900. During this period four pan amalgamation mills were in production to treat oxidized ores. Very little gold was recovered due to the limitations of the process. A note in a recent report by Minera Rio Tinto says that 400,000 tons grading 300 g/t Ag was the total production (source unknown). Workings would have been directed toward production of these oxide ores at depths less than 70 meters.

After 1905, a U.S. company (name unknown) consolidated most of the properties and reopened some of the workings, but went bankrupt during the market panic of 1907. Shortly thereafter Ramon Valenzuela acquired the main properties and ran a 5-stamp mill until 1912. At that point, Pancho Villa’s troops took the bullion and operated the mines briefly for the benefit of the revolution. Any mining in the subsequent 45 years was done on a very small scale by local prospectors.

In 1957 a company called Hilos de Plata rebuilt Valenzuela’s mill and began operating the San Luis mine, but rather ineffectively. Engineer C.W. Yetter of the Alaska-Juneau Mining Company evaluated the property in 1958. This led to its acquisition by Alaska-Juneau, who operated the mine from 1958 to 1968. During this period the San Luis ore was exploited by a 270 meter inclined shaft and processed in a 150 tons per day floatation mill. Production records are being sought, but are not available at this time. At 1960’s metal prices, the mined grades must have been quite high by today’s standards. The author had access to one longitudinal section of the principal San Luis vein, drawn by Alaska-Juneau, showing 71 face samples in several stopes. A weighted average of these samples was 155.6 g/t Ag and 144 g/t Au. There were no lead and zinc assays noted, although both are apparent in the workings.

ASARCO LLC is reported to have drilled 15 core holes in the 1950’s in the San Luis and San Jose mine areas, but data are fragmentary and hole locations are uncertain. In a 1976 joint venture, Earth Resources and Penoles investigated the property. They sampled most accessible workings, did grid-based geochemical sampling and drilled 3098 feet in 39 short air-trac holes with poor sample recovery. Based on this work they suggested the presence in the San Jose – San Luis area of a resource of one million tons of material mineable by open pit methods at a grade of 134 g/t Ag. Preliminary metallurgical testing by Hazen Research at that time stated that the mineralization would be amenable to cyanidation, floatation or probably to heap leaching. Simons Associates did much of the fieldwork for the JV, and later continued to control the property. Copies of some of their reports are available in Paramount’s files.

The Consejo de Recursos Minerales sampled parts of the underground workings in 1985 and 1988, the vestiges of which are still visible in the workings. Kennecott acquired a portion of the property in 1994, carried out surface and underground sampling, and drilled 12 RC holes for a total of 2268 meters. Paramount has in its files sections including geology and assays for only 4 or these holes, but little other data from this work.

Minera Rio Tinto reviewed the available data and acquired large concessions to the east of the main Guazapares mineralization in 2002.

Paramount Exploration History

As of August 31, 2008, Paramount had completed 69 trenches for a total of 3,743 meters, in the Santa Clara, La Union, San Jose, and San Antonio, El Carmen and La Veronica areas. Trenches approximately 30 inches wide were cut perpendicular to the strike of the veins with an excavator. They were cut as deep as the hardness of the rock would allow. All trenches were mapped for lithology, alteration, structural controls of mineralization and oxidation and were sampled in detail. Trench sampling was not used in resource calculations reported here other to assist in the geological interpretation and modeling.

Also as of August 31, 2008, a total of 47,559.7 meters of HQ size (2.5 in) core drilling had been completed in 213 holes. All of the core has been photographed and logged in detail. Drilling was focused on the La Union, San Jose, San Luis, San Antonio, El Carmen and Montecristo areas.

More recently, in July and August 2009, Paramount drilled eight core holes in the Monte Cristo area, for an additional 2691.3 meters of exploration drilling. Three infill holes have very recently been completed at the San Miguel Clavo 99 target area for 1,095.15 meters and additional drilling has begun in the deeper portions of the San Antonio target area in mid-September 2009 as this report was being completed.

Geological Setting

Regional Geology

The Guazapares district and the San Miguel Project are located in the western part of the Sierra Madre Occidental (“SMO”) physiographic province. The SMO is characterized by a northwest trending plateau with an average elevation exceeding 2,000 m asl, and covers an area approximately 1,200 km long and 200–400 km wide, extending southeast from the border with the United States to the Trans-Mexican Volcanic Belt.

The term “Sierra Madre Occidental” is also used to describe the Tertiary volcanic province characterized by large volumes of silicic ignimbrites. Within this context, the Sierra Madre Occidental extends beyond the boundaries of the physiographic province and includes the Mesa Central and part of eastern Chihuahua. The Sierra Madre Occidental volcanic province is one of the largest silicic igneous provinces on Earth, covering an area of approximately 300,000 km2 .

The voluminous siliceous ignimbrites that characterize the Sierra Madre Occidental volcanic province are part of a larger sequence of volcanic and plutonic rocks that are believed to reflect subduction-related continental arc magmatism that slowly migrated eastward during the early Tertiary and then retreated westward more quickly, reaching the western margin of the continent by the end of the Oligocene. The arc-related and younger assemblages include from oldest to youngest:

(1)

plutonic and andesitic volcanic rocks of Late Cretaceous-Paleocene age;

(2)

Eocene andesitic and lesser dacitic-rhyolitic volcanic rocks;

(3)

silicic ignimbrites emplaced as a result of two main pulses of caldera eruptions in the Early Oligocene and Early Miocene;

(4)

basaltic lavas erupted during the later stages of, and after, each ignimbritic pulse; and

(5)

repeated episodes of alkaline basaltic lavas and ignimbrites generally emplaced along the periphery of the Sierra Madre Occidental in the Late Miocene, Pliocene and Quaternary.

The Sierra Madre Occidental rock assemblage forms a typical calc-alkaline rhyolite suite with intermediate to high K and relatively low Fe contents. Assemblages 1 and 2 have been defined as the Lower Volcanic Complex or Lower Volcanic Series, which is composed of over 2,000 meters of predominantly andesitic volcanics, with a few interlayered ash flows and related hypabyssal intrusions. Assemblage 3 has been defined as the Upper Volcanic Supergroup or Upper Volcanic Series and comprises over 1,000 meters of rhyolitic ignimbrites and flows, with subordinate andesite, dacite, and basalt. The Upper Volcanic Supergroup uncomformably overlies the Lower Volcanic Complex. Some altered acidic intrusive bodies, often associated with mineralization may be related to early phases of this upper sequence. All the assemblages are partly superimposed and cover a heterogeneous basement of Precambrian, Paleozoic, and Mesozoic rocks locally exposed in deeply incised canyons (Ferrari et al., 2007).

The oldest (ca. 101 to ca. 89 Ma) intrusive rocks of the Lower Volcanic Complex in Sinaloa, and late Cretaceous volcanics (ca. 70.6 to ca. 65.5 Ma) of the Lower Volcanic Complex in central Chihuahua, were affected by moderate contractile deformation during the Laramide orogeny. In the final stages of this deformation cycle (Paleocene and Early Eocene), E-W to ENE-WSW–trending extensional structures formed within the Lower Volcanic Complex of the western Sierra Madre Occidental. The Upper Volcanic Supergroup is relatively flat-lying to gently east dipping and undeformed by the older Laramide event.

Subsequent to the Laramide compressional event, the Sierra Madre Occidental has been variably affected by different episodes of dominantly extensional deformation. Extensional tectonics began as early as the Oligocene along the entire eastern half of the Sierra Madre Occidental, forming grabens bounded by high-angle normal faults. In the Early to Middle Miocene, extension migrated westward and by the Late Miocene, extension became focused in the westernmost part of the Sierra Madre Occidental, adjacent to the Gulf of California. Extensional deformation has not affected the core of the Sierra Madre Occidental, which lies between what has been defined as the “Mexican Basin and Range,” to the east, and the “Gulf Extensional Province,” to the west. At the northern and southern ends of the Sierra Madre Occidental, these two provinces merge where extension has affected the entire width of the Sierra Madre Occidental.

Within the western part of the Sierra Madre Occidental, a 300 km long north-northwest trending belt of low to intermediate sulfidization, epithermal, polymetallic silver and gold mineralization extends from the Moris deposit to Guadalupe y Calvo along the southwest border of Chihuahua. This trend of mineral occurrences appears to be localized by a series of northnorthwest oriented regional extensional structures.

Local Geology

In the Guazapares district, regionally weakly propylitically altered andesitic rocks and lesser rhyodacitic volcanic tuffs and related hypabyssal intrusions of the Lower Volcanic Complex occur at lower elevations. Massive rhyolitic ashflow tuffs of the Eocene-Oligocene Upper Volcanic Supergroup occur on the higher ridgetops. Felsic rocks of the upper sequence are generally unmineralized. Miocene basaltic andesites and basalts locally overlie the Upper Volcanic Supergroup immediately west of the San Miguel and Empalme concessions. Nearly all the known mineralization, including all of the mineralized rock in the San Miguel Claim group, is developed in the Lower Volcanic Complex rocks.

District faults generally trend north-northwest, paralleling the regional structural setting. Silvergold-lead-zinc mineralization at the San Miguel Project is spatially associated with these fault structures. Several rhyodacite dikes follow these fault zones and appear to be associated with mineralization (Durgin, 2007).

The San Miguel Project is composed of a series of concessions that overlie a NNW district-scale fault zone. For descriptive and presentation purposes, we have broken them into geographical areas, using the names of the principal historic silver mines in each area. The main Guazapares structure has a strike length of approximately 8 kilometers and hosts the Santa Clara, La Union, San Jose, San Luis, San Antonio, El Carmen, La Veronica and Montecristo exploration areas. En echelon quartz veins, quartz-pyrite veinlet stockworks and silicified hydrothermal breccia bodies, most of which host significant gold, silver, lead and zinc mineralization, are developed within this structural zone. The zone is broken into segments by small-displacement NE trending faults. The San Miguel exploration area lies on a parallel structure approximately 3 km west of the La Veronica area. This structure referred to as the Batosegachic Fault and it hosts the San Miguel Vein.

Between the Guazapares structure and the Batocegachic Fault is a rhyolitic to rhyodacitic flow-dome complex, largely contained within the Guazapares concessions recently acquired from Mexoro, but also on several smaller concessions held by Paramount. The Monte Cristo area is at the eastern edge of that flow-dome complex. Most of the known mineralization occurs in a series of east-west, northwest and northeast trending structures within the domes and at their margins. Mineralization is primarily gold with lesser silver values. A strong northeast structural fabric may represent a deep seated structure controlling the localization of the dome complex as a whole. Localization of some of the mineralization there may be controlled by northwest trending structures with left lateral movement, sub-parallel to the Guazapares and Batosebachic faults.

Pre-1956 mining exploited only the highest grade, near-surface, oxidized portions of the mineralized structures, producing silver and minor gold. On a district scale, the lithology, structural setting and controls of mineralization appear strongly analogous to other deposits in the general area, particularly to those at the Palmarejo deposit, approximately 15 kilometers to the west, and to Dolores, 200 kilometers on trend to the north-northwest.

San Miguel Project – Principal Concessions and Drilling Areas

763000 E
765000 E
767000 E
769000 E
771000 E
3050000 N
3030000 N
3010000 N
Monte Cristo
San Miguel
La Veronica N
El Carmen
San Antonio
San Luis
San Jose
La Union N
La Union S
Santa Clara
Miocene basalt flows
Oligocene rhyolite flows, domes and ignimbrites
Oligocene rhyodacite
Eocene andesite
Faults
Gold/Silver mines & prospects
0
1
2
km
N
Paramount
GOLD
San Miguel Project
Regional Location Map
Guazapares
Chihuahua, Mexico
December 2006

Santa Clara - La Union – Area Geology

There are three principal geologic units mapped in the 2.5 kilometer long area stretching from the little-explored Santa Clara area in the south to San Luis in the centre of the Guazapares district. A north-south striking, west dipping andesitic basement composed of andesitic flows and volcaniclastic rocks with a few dacitic to rhyolitic tuff horizons underlies the western portions of the area. Total thickness is unknown. To the east, a package of lithic to quartzo-feldspathic tuffs discordantly overlies the andesites and displays a north-northeast trending pseudo-stratification with dips of 15 to 40 degrees to the northwest. The fault zone separating the western andesites and the eastern tuffs is characterized by a sharp eastern margin. West of this fault plane the fault zone is complex with fault splits, and mineralized fractures over a width of up to 200 meters, particularly in the San Jose area. A dacitic dike outcrops intermittently along the contact between these two units, striking approximately N30W and dipping 50 to 70 degrees east.

Enveloping the fault zone is a widespread zone of propylitic alteration characterized by chloritic and argillic altered rock with locally intense silicification and associated adularia. Irregular zones of sulphide-bearing silicified breccias, quartz veins and quartz-pyrite veinlet stockworks occur within the alteration envelope. A few orientation measurements of major veins and rock fabric indicate that all the observed veins strike northwest and southeast, and dip at high angles to the east and west. Limited drilling indicates the predominant mineralized structure dips to the east. Historically mined higher-grade veins were generally 1 to 4 meters wide (Durgin 2007). The principal sulphide minerals were pyrite, galena, sphalerite, and argentite. The vein swarms and altered poly-phase breccia bodies are cut by and surrounded by stockworks of finegrained quartz-sulphide veinlets. In the La Union area, north of the La Union mine, the stockwork zone is as much as 100 meters wide along a segment of the fault zone where it curves gently to the east.

San Miguel Area

San Miguel, Elyca and Empalme are the westernmost concessions within the San Miguel Project. The area is characterized by the southeast striking Batosegachic Fault zone that separates andesite and locally interbedded andesite tuff to the southwest from a felsic sequence of bedded tuffs to the northeast. Its strike is subparallel to the Guazapares structure, which hosts the mineralization at the rest of the San Miguel concessions 3 km to the east.

Mineralized structures at San Miguel generally strike northwest and southeast and dip steeply northeast and southwest at angles greater than 60 degrees; most dip at 70 degrees or greater. Throughout the San Miguel concession, the Batosegachic Fault strikes approximately 142 degrees and consistently dips to the southwest at approximately 80 degrees. Within the San Miguel concession it is mineralized with quartz, to at least some degree, all along its strike. The area contains historic underground workings with significant past production and numerous prospect pits. Most of the significant workings appear to be along a single quartz vein that occupies the Batosegachic Fault within the San Miguel concession. Almost all of the quartz veins occur at the footwall contact of the southwest dipping Batosegachic Fault, and within the footwall felsic tuff sequence. Other than the presence of quartz veins and areas of stockwork quartz, there is no obvious alteration of the felsic tuff sequence. Only one significant quartz vein occurs in the hangingwall andesite, and where there are quartz veins present along the Batosegachic Fault, the andesite is altered for 100 meters or more into the hangingwall. SWIR spectrometer analysis of drill core exhibits an alteration zonation that transitions from an outer propylitic alteration to illite adjacent to the fault structure, to kaolinite alteration in the quartz veined core of the San Miguel fault. Alteration of the andesite at surface is characterized by pervasive yellow discolouration, relatively low intact rock strength (hydrothermally altered andesite has a rock hardness of 2-3, whereas nearby unaltered andesite has a rock hardness of 4-6, and locally abundant red, brown, yellow, or black oxides along fractures.

Throughout the mineralized section of the Batosegachic Fault, the strike has local variations, forming S and Z bends. Vein thickness and character may be related to these bends. In general, where the fault makes an S bend, the vein is relatively thin within the center section of the bend. However, where the fault makes a Z bend, the vein is relatively thicker within the center section of the bend. Paramount has also interpreted clay mineralogy from drill core to indicate that a center of hydrothermal alteration occurs within one of these fault segments, and this is the area of best mineralization in drilling. In general, many of the historic workings are located in the center portions of Z bends. Based on physical characteristics of the fault structure and enclosed veins, we believe that the Batosegachic Fault is a right-lateral strike slip fault.

In the San Miguel area, the variation in bedding orientations indicates the presence of folds within the hangingwall and footwall strata. However, the density of bedding measurements collected is not great enough to define the geometry of individual folds.

Monte Cristo Area Geology

The Monte Cristo area is at the northern end of the Guazapares mineralized structure, at its intersection with a deep-seated northeast trending structure, which may control the emplacement of the flow-dome complex exposed at Monte Cristo and on the Mexoro property immediately to the west. It is dominated by a strong NNW structure with and associated silicified breccia zone, with a strong quartz vein at the south end. This crosscuts slightly earlier northeast trending veins and silicification.

The veins and silicification are hosted by a dacite dome in the south, a feldspar porphyry and a slightly younger felsic clastic sequence in the north. Higher grade gold-silver mineralization was mined a century ago from the Sangre de Cristo vein system in the southeast and to a lesser extent from the smaller Monte Cristo veins in the west. The felsic clastic unit has been interpreted as fine to coarse volcaniclastic debris which filled a rhombic basin with structurally controlled active margins. Several pulses of gold bearing silica-rich fluids migrated up the basin margins and deposited sinter layers within the basin and cemented the NNW and ENE trending basin margin faults and more permeable coarse clastic units with silica. It is these silica-rich bounding faults, silicified permeable units and sub-horizontal sinter layers which are the exploration targets.

San Antonio Area Geology

The geology at the San Antonio area is similar to La Union-San Jose-San Luis areas. Host rocks include andesites and dacitic tuffs. Outcrops are very sparse. The tuffaceous units are softer, exhibit a more granular sandy texture and do not crop out well. Dacite dikes are rare in comparison to the La Union and San Jose areas. The general strike of the principal mineralized structures and breccia bodies is N30W, with some north-trending step-over structures connecting them. A stockwork zone of varying intensity generally occupies the areas between the major veins.

San Antonio has been divided into a north and south area based on a change in dip direction of the large mineralized structures mapped on surface and interpreted in diamond drill holes. The mineralized structures dip to the east at San Antonio South and to the west at San Antonio North. The abundance of silicified structures is apparently less at San Antonio South relative to San Antonio North (Durgin). San Antonio and El Carmen areas correlate to the San Antonio South and San Antonio North areas respectively.

The geological boundary between San Antonio South and the San Luis area to the south is at UTM 3032000 N and corresponds to the point where the single mineralized San Luis structure splays northward (Sims, 2008). At San Antonio South, most major mineralized structures strike northwest and southeast, and dip at more than 60 degrees to the northeast. Average dip angles at San Antonio South area are generally much greater than vein dip angles at San Antonio North and there are relatively very few east and west striking structures. There is however, a great abundance of veined structures striking between north and 20 degrees east of north. There are no tuff outcrops in the San Antonio South area.

The boundary between San Antonio North and South is at approximately 3032350 N and corresponds to the location where the predominant mineralized structures change dip direction from east at San Antonio South to west at San Antonio North.

The San Antonio North area is anomalous in that the fault zone that hosts the mineralized structures is approximately 300 meters wide. Major structures that host quartz veins generally strike about 145 degrees and dip to the west at variable angles. Silicified zones range in width from 5 to 35 meters and are separated by unsilicified zones ranging from 5 to 60 meters in width. Silicification is the predominant alteration type observed.

 The greatest concentration of vein strike orientations at San Antonio North ranges between 120 and 180 degrees and dip 10 to 90 degrees southwest (predominantly 30 to 60 degrees). A strike-parallel set of veins dips at similar angles to the northeast. Another set of veins strikes east and west, with predominantly high angle dips to the north and south. A final vein set strikes northeast and southwest with high angle dips to the northwest and southeast.

La Veronica

The geological boundary between San Antonio North and the La Veronica area to the north corresponds to another reversal in dip direction of the major mineralized structure(s). Within the La Veronica area, drill data indicates the mineralized fault consistently dips to the east. The exact location of the change in dip direction has not yet been identified.

The La Veronica vein system strikes about N30W and dips steeply to the northeast. It occupies the faulted contact between andesitic units to the east and rhyolitic tuff units to the west. Drill logs note rhyodacite dikes locally occupying the La Veronica structure. Like the San Jose-La Union area to the south, the “vein” is normally a stockwork of quartz-pyrite veinlets and localized hydrothermal breccias, rather than massive quartz veins. Wall rock alteration is largely propylitic with some argillization and silicification. In the northern quarter of the vein’s strike length, it is a relatively simple single plane, whereas in the rest of its length it is more of a braided fault zone with at least two splits. Surface exposures of this vein are poor. Much of the geologic data was derived from mapping of 20 trenches and logging of drill core from 28 drill holes.

Mineralization

Our exploration efforts to date have concentrated on segments of the Guazapares Fault structure, over a seven-kilometer strike-length between the Santa Clara and Montecristo areas and most recently on the San Miguel Vein hosted by the sub-parallel Batosegachi Fault structure approximately 3 km west of the Guazapares structure. The disclosure below deals primarily with mineralization associated with those segments of the structures. . It also presents for the first time the mineralization explored by Mexoro on their Guazapares concession group, and target areas developed on the Garibaldi/Minera Gamma concession group, both recently acquired by Paramount.

The major structures that host the mineralized veins, stockworks and breccias at the Project generally occur in the Lower Volcanic Complex at or near the contact between andesitic and felsic sequences or within the more competent and brittle felsic sequences that allowed for development of through-going fractures. Interpreted dilational portions of the fault zones, such as flexures, link veins in fault jogs, or stockwork tension veins, appear at least locally to preferentially accommodate the development of higher grade mineralized shoots or clavos.

The San Miguel mineral deposits are multi-phase vein deposits generated by several generations of crosscutting veins, veinlets, breccias and related hydrothermal alteration. Alteration ranges from peripheral propylitization to argillic alteration to intense silicification, often with adularia development. The mineralization is physically expressed as quartz vein stockworks, silicified hydrothermal breccias, and vuggy, quartz-filled expansion breccias. Amethystine quartz is locally present. At similar deposits, such as those at nearby Palmarejo, there are generally several stages of gold-silver and or base metal mineralization. Macroscopic observations of drill core and preliminary observations from ore microscopy indicate that more than one mineralizing event may also be present in the various mineral occurrences at the San Miguel Project.

La Union Area Mineralization

An area of historic shallow workings is centered approximately 400 meters south of the La Union mine workings. We excavated three trenches totalling 85 meters in this area and twenty-one core holes were drilled for a total of 3,914 meters. Trenching intersected modest intervals of moderate silver and gold grades. The most significant trench intercept in this area (ZLU-7) was 22.6 meters of 0.40 g/t Au and 89 g/t Ag.

In 2007, hole LU-09 was drilled beneath this trench and returned the most significant intercept for this area in the first phase of drilling - 34.9 meters of 0.13 g/t Au and 60 g/t Ag. Most of the trench and drill intercepts in the southern area had significantly higher zinc and lead values (approximately 1–2% zinc) than elsewhere on the San Miguel Project, including a 13.5 meter interval in hole LU-11 grading 2.38% lead and 7.07% zinc.

At the surface, a 20 to 50 meter wide vein and quartz stockwork zone extends approximately 300 meters northward from the historic La Union mine area. The zone trends N20W in the south, curving to slightly east of north at its north end and dips northeast to east at 50 to 60 degrees. The mineralization is exposed by several shallow historic inclined shafts and short drifts. Mineralization is typical of the district with locally intense multiphase brecciation and silicification, grading laterally into quartz veinlet stockwork zones. Most of the old workings followed only the sheared veinlet stockwork “veins” and intensely silicified breccias. Outcrops are sparse where silicification is less intense. However, trenching shows that stockwork veining and argillic alteration persist into these covered areas. Trenching intersected wide mineralized zones including 1.29 g/t Au and 221 g/t Ag over 21 meters; 0.55 g/t Au and 103 g/t Ag over 29 meters; and 0.03 g/t Au and 105 g/t Ag over 66 meters.

Many of our early drill holes passed below these well-mineralized trenches to test the deeper extent of mineralization. Holes LU-1, LU-2, LU-06 and SJ-08 all intercepted similar mineralization approximately 40 meters below these trenches; drilled grades were similar, but over shorter intervals.

In July and August of 2008, eight additional holes were drilled at La Union. Based on the success in finding increasing gold grades, relative to silver, with deeper drilling at San Miguel and in hole SA-55 at San Antonio, holes LU-14 to 21 were drilled to the southwest of and deeper than LU-1, 2, 6 and 7. Nearly all of these holes intercepted excellent mineralization. Table 4 lists the significant intercepts. While there are short intercepts of higher grades in other areas, some of these are the longest intercepts of high grade gold on the entire San Miguel property, for example 2.24 meters @ 26.07 g/t Au in LU-15 and 8.87 meters @ 11.98 g/t Au in LU-21. This very well-mineralized zone at La Union has been named Clavo 66. This clavo appears to be at least 300 meters in length from LU-02 to LU-21, and 150 meters wide, and it appears to continue laterally and downward. This recent drilling has outlined a high grade zone within this clavo, defined by a 4.5 g/t cut-off, which contains approximately 380,000 tons of material grading 11.1 grams per ton gold equivalent, or approximately 155,000 gold-equivalent ounces. Drilling laterally and down dip from these holes is anticipated to intersect additional high-grade mineralization. However, the deeper intercepts are approaching the property boundary.

Table 4: Significant Intercepts – Holes LU-14 to 21

Hole #	Intercept	True Int	From	To	Au g/t	Ag g/t	Pb %	Zn%
LU-14	1.0m	0.5m	142.00	143.00	3.58	2.00	0.04	0.27
	3.35m	1.675m	215.30	218.65	4.55	15.80	0.56	0.98
LU-15	3.15m	**2.24m**	131.00	134.15	**26.07**	9.70	0.01	0.01
	2.1m	1.49m	140.90	143.00	3.87	8.50	0.01	0.01
	6.1m	4.33m	165.90	172.00	1.05	7.40	0.06	0.18
LU-16	7.55m	5.89m	83.70	91.25	0.41	18.80	0.54	1.27
	7.95m	**6.20m**	91.25	99.20	**3.91**	30.80	2.21	1.29
	3.2m	2.50m	96.00	99.20	5.36	33.20	3.44	1.58
LU-17	9.3m	8.00m	81.00	90.30	0.55	173.50	0.49	1.27
LU-18	5.75m	**5.41m**	118.00	123.75	**8.91**	9.50	0.10	0.40
LU-19	6.75m	**6.62m**	53.35	60.10	**3.26**	132.40	2.22	2.62
	0.85m	0.83m	82.90	83.75	12.55	11.40	1.21	0.11
LU-20	4.40m	**2.51m**	117.80	122.00	**9.60**	7.40	0.06	0.16
	7.60m	4.33m	160.40	168.00	2.38	26.80	0.14	0.17
LU-21	10.20m	**8.87m**	120.60	130.80	**11.98**	11.60	0.56	0.36

San Miguel-Elyca-Empalme Area Mineralization

A complex quartz vein structure referred to as the San Miguel vein is exposed over a strike length of at least a kilometer in the San Miguel, Elyca and Empalme concessions immediately north of the small village of Batosegachi. A near-surface section of the vein about 100 meters long, several meters wide and 15 meters deep was mined in the late 1970’s and shipped to the El Paso smelter as precious metal-bearing flux. There is no available record of the grade.

Early work in 2007 consisted of a series of channel samples across the vein over a strike length of more than 300 meters. Sample widths range from 3.3 to 14 meters with gold values from 0.18 to 1.7 grams and silver values from 53 to 425 g/t. Drilling was initiated on the San Miguel vein in the fall of 2007 and has since been the principal focus of exploration at the San Miguel Project.

As of August 31, 2008, a total of 61 diamond drill holes have been completed over an 1,200 meter strike length of the vein structure. Drilling has outlined a zone of higher-grade mineralization referred to by Paramount as “Clavo 99”. Drilling to date has shown that Clavo 99 persists for more than 350 meters below the surface and has a strike length of at least 750 meters at this depth. Clavo 99 mineralization appears to continue open to the southeast, to the northwest and at depth. The gold to silver ratio appears to be increasing with depth within Clavo 99. At surface, Clavo 99 appears to be associated with a right-stepping (north-northwest) Z-bend, which is interpreted to be a dilational zone created by a right-lateral strike-slip component in the host northwest-trending Batosegachic Fault structure.

The San Miguel vein structure generally comprises a multi-phase quartz vein and quartz cemented vein breccia with local vugs. Colloform banding is common. Late amethystine quartz is noted locally. Pyrite, galena and sphalerite occur as colloform bands and as crosscutting fracture filling. Several similar, but narrower, sub-parallel, often well-mineralized veins are present in the footwall felsic volcanic rocks.

The bulk of the gold and silver ounces in the San Miguel vein are contained in Clavo 99. In addition, there is a coherent higher-grade core zone, approximately 650 meters long and 200 meters wide that hugs the upper right clavo margin between holes SM-44 and SM-3. The deepest and southernmost intercepts in the clavo are close to the property boundary.

The San Miguel vein structure continues to be our current exploration focus at the San Miguel Project.

Monte Cristo Area Mineralization

Prior to the 2009 work 11 SC holes had been drilled on the Sangre de Cristo concession immediately south of the Monte Cristo concessions, and 3 holes on the Monte Cristo concession MC holes). During July and August of 2009 an additional 9 MC holes (MC-3 to MC-11) were drilled, for a 2009 total of 2691 meters of core. These are shown in Figure 9.3.2 below. These were designed to test the silicified faulted margins of the structural basin at Monte Cristo. Gold and silver mineralization is present in silicified fault breccias, in silicified permeable volcanic rock units adjacent the fault conduits and in stratiform siliceous sinter bodies. The silicified hydrothermal breccias often contain very angular fragments in a matrix of rock flour and chalcedonic silica with very fine disseminated pyrite. Partial assay results have been received from holes MC-4 through MC-7, and the remaining assays are pending. Results to date indicate that an ENE trending structure contains gold concentrations at shallow depths and represents a new style of gold occurrence in the district. NNW trending structures on the target seem to be similar to the San Miguel and La Union veins with silver and base metal concentration at shallow levels and gold potential at greater depth.

Initial 2009 Drilling Results from the Monte Cristo Target

Drill Hole ID	From (m)	To (m)	Length (m)	Au g/t	Ag g/t	comments
MC-09-04	86.50	103.20	16.70	0.245	2.9	Testing ENE tending structure
	111.30	133.00	21.70	0.929	62.3
includes	120.50	130.45	9.95	1.872	31.2
	120.50	207.50	87.00	0.236	42.8
MC-09-05	166.50	201.00	34.50	0.032	14.3	Testing NNE trending structure
MC-09-06	153.50	186.00	32.50	0.431	2.73	Testing NNE trending structure
MC-09-07	276.90	284.50	8.60	0.077	63.7	Testing NNE trending structure
	295.70	298.70	3.00	3.71	4.0

Mexoro-Guazapares Area Mineralization

The known mineralization at Mexoro’s Guazapares project is associated with a series of chalcedonic veins which cut the complex sequence of rhyolitic to dacitic flows, domes, breccias and dikes exposed there. The primary orientations of the vein sets are northeasterly, the same as one vein set at Monte Cristo; N30W, sub-parallel to the San Miguel vein and principal Monte Cristo vein set, and east-west – a vein set not commonly observed elsewhere in the district. A linear topographic feature passes between the San Antonio and San Francisco targets, from close to hole GU-24 to the Montana de Oro Target, near holes GU-23. This is interpreted to represent a major N30W fault which may be a significant control on mineralization in the area. Left lateral movement on such a fault would generate the east-west trending dilational fractures which are occupied by several mineralized veins. This movement would also generate the other N30W trending vein sets sub-parallel to this fault.

Very limited exposures in this erosional low area display silicified hydrothermal breccias and good gold values in the few holes in the immediate area. The rhyodacite ridge extending between the San Antonio and Montana de Oro targets is held up by a N30W trending stockwork of chalcedonic veining and weak silicification which is strongly anomalous in gold and silver. This N30W controlling structure was recognized near the end of the drilling program and was not targeted directly in the last phase of drilling.

Veining has been developed both within the domes and along their margins. Chalcedony is the predominant vein type, but very fine grained to sugary quartz is also present and fine grained drusy cavities are present locally. The primary alteration types are silicification near the veins and locally pervasively present in breccia zones. Argillic alteration is widespread adjacent to the veining.

Mexoro conducted a systematic rock chip sampling program of all existing workings (where accessible) and surface exposures of veining and silicification. ID numbers represent 2-meter composite samples. Because they were not always taken perpendicular to the vein, they do not necessarily represent vein widths. However, it was clear that significant precious metals grades were often present.

Mexoro has completed 31 core holes for a total of 4,622 meters in its Guazapares project, largely in the San Antonio, San Francisco and El Cantillo targets. Most holes were relatively short (149 meters on average), and directed below altered and mineralized surface exposures and small old artisanal workings at relatively shallow depths. The significant intercepts in each hole are tabulated below. Mexoro calculated a gold equivalent figure based on a ratio of silver to gold at 55:1. That is reflected in the table. The last column Ag / Au shows that there are two populations of silver-gold mineralization in the Mexoro drilling. The first has relatively high silver in the 20:1 range and the other in the range of 5:1 or less. Those holes would represent the more gold-rich portions of the system, and may be the better short term drill targets.

Mexoro / Guazapares Significant Drill Intercepts

Hole ID	From	To	Interval	TRUE	Ag	Au	AuEq	Ag / Au

GU-4	0.00	13.55	13.55	9.55	115.0	0.106	2.17	20.5
GU-8	66.50	74.70	8.30	5.78	83.2	0.214	1.68	7.9
GU-10	24.55	42.50	17.95	13.75	136.8	0.189	2.68	14.2
	54.50	84.50	30.00	22.98	134.6	0.217	2.66	12.3
GU-11	12.25	34.10	21.85	17.87	132.5	0.100	2.51	25.1
GU-12	66.70	72.70	6.00	4.60	28.4	0.469	0.98	2.1
GU-13	0.00	18.00	18.00	9.00	178.5	0.455	3.25	7.1
	33.00	42.00	9.00	4.50	57.4	0.492	1.54	3.1
GU-14	17.00	45.10	28.10	19.86	59.5	0.197	1.08	5.5
GU-15	148.30	168.00	19.70	17.06	20.6	0.888	1.26	1.4
GU-16	12.00	45.00	33.00	18.92	94.4	2.620	4.34	1.7
GU-20	4.50	17.50	13.00	?	94.4	0.815	2.53	3.1
	138.60	141.10	2.50	?	43.6	0.284	1.02	3.6
GU-23	7.70	13.50	5.80	?	11.9	0.770	0.99	1.3
GU-24	1.65	5.10	3.45	?	47.8	0.250	1.12	4.5
	121.10	132.80	11.70	?	38.1	0.217	0.91	4.2
GU-25	9.00	11.90	2.90	?	270.3	0.553	5.47	9.9
	31.40	35.90	4.50	?	56.6	0.053	1.08	20.4
	57.25	61.75	4.50	?	68.2	0.048	1.29	26.9
GU-26	48.70	54.55	5.85	?	6.4	2.509	2.63	1.0
GU-27	45.85	48.85	3.00	?	65.9	1.130	2.45	2.2
GU-29	32.80	37.80	5.00	?	102.8	0.219	2.09	9.5
	77.10	80.20	3.10	?	42.3	1.588	2.36	1.5
GU-30	51.30	54.40	3.10	?	19.7	1.468	1.83	1.2
	98.60	116.10	17.50	?	28.8	1.742	2.26	1.3
	135.60	140.10	4.50	?	18.7	0.831	1.17	1.4
	154.10	157.10	3.00	?	22.2	2.120	2.52	1.2
	161.60	164.60	3.00	?	52.2	0.643	1.59	2.5

TemorisProject Area Mineralization

The majority of the land in the Garibaldi area was only recently acquired and there has not yet been a great deal of exploration by Paramount. There are nine target areas which were identified and explored by Garibaldi personnel over the last two years. Paramount staff has reviewed Garibaldi’s data and examined and sampled all of the nine target areas in the field. Attractive exploration targets have been developed on many of them and drilling is planned on some of them later in the 2009 season.

El Ojito Target  The northernmost target is El Ojito, located midway between the San Miguel vein and Coeur’s Palmarejo project. The El Ojito structure trends N35W and has been traced for 1.5 kilometers. It is within the Lower Volcanic group andesites, but close to the contact with overlying rhyolites. The mineralized showings are small quartz veins with some calcite in a zone of strong argillic alteration. Quartz samples ranged up to 275 ppb Au and 33 ppm Ag. Mercury, arsenic and barium are strongly anomalous. The geochemistry, alteration and stratigraphic position suggest that the current exposures are at a high level in the epithermal system, so that the precious metal rich portion of the system should be preserved below.

Don Ese Target  This is located about one kilometer southwest of El Ojito. Don Ese is also a N30W trending structure with strong argillic alteration and oxidation of host andesites. It displays very low values in gold and silver, but is anomalous in mercury, barium and arsenic. It is close to and may be genetically associated with a rhyodacite dome.

La Verde – Los Llanos Target  This is located 2 kilometers west of the small town of Los Llanos. The La Verde vein is a continuation of the La Currita – Guadelupe structure which also trends N30W. Here it is a quartz vein 2 to 3 meters wide, dipping 65 degrees northeast. Surface samples had low gold and silver values, but one sample from the small La Verde mine dump contained 199 ppb Au and 363 ppm Ag. The level of exposure here is somewhat deeper in the system than El Ojito.

Temoris Target  Situated on the ridge immediately west of the town of Temoris, this target is also at a high exposure level in the epithermal system. Surface exposures display a swarm of dacitic dikes cutting andesites and many chalcedonic veinlets distributed over a width of up to 50 meters and a strike length of up to 3 kilometers. These contain anomalous mercury, silver and barium, but no gold. Lateral to the chalcedony zone are sparse thin drusy quartz with minor pyrite veinlets and as disseminations in the volcanic rocks.

Trigo – Alisos Target  This is located 3 to 4 kilometers west of the town of Temoris, near the crest of a ridge. The Trigo structure is nearly north-south, while the Alisos structure is more northwesterly. Both structures have multiple branches, thus there are several intersections. The hanging wall of the structure has pervasive argillic alteration. The veins are weakly banded quartz, chalceonic to sugary in places, with fine grained pyrite. The Trigo structure has abundant barite and manganese and very anomalous mercury, with gold values to 23 ppb and silver to 42 ppm. This suggests again that the level of exposure in the system is relatively high, but probably deeper than that at El Ojito.

Vetas Azules Target  Azules is a few kilometers west of Trigo and at a lower elevation. The veining here trends N40W to N60W and dip steeply southwest, with widths up to 4 meters, or up to 20 meters in intersection areas. Host rocks are andesites. Veins are largely hydrothermal breccias with angular fragments in a dense dark silica matrix. They have locally drusy textures, contain pyrite and traces of copper oxides. Dark silica was considered at Palmarejo to be a good indicator of strong mineralization down–dip. There were several samples in which gold ranged from 1 to 5 gm/t and up to 295 gm/t silver. This is the first place where Paramount plans to drill on the Garibaldi concessions.

Palmarito Target  The Palmarito veins strike N35W and dip 45 to 70 degrees southwest. They are up to 1.5 meters wide and have been traced for 400 meters. The vein is generally brecciated and contains quartz, andesite fragments and minor calcite. Ore within the mine was confined to small vertical shoots that assayed as high as 120 kilograms of silver per ton. The high silver to gold ratio, low base metal values and high mercury suggest that the area is high in the system and has exploration potential at depth.

La Tinaja – La Veronica Target  This area is in a N30W trending structural corridor up to 600 meters wide. Within this are also short N-S and NE trending structures which are mineralized. At the main Tinaja prospect the vein plus adjacent stockwork is 4 to 5 meters wide. In many places it is a multi-phase swarm of 0.5 to 1 meter wide quartz veins. The best values in the vein are up to 2 gm/t gold and 250 gm/t silver. Geochemically anomalous are As, Cd, Cu, Hg, Pb, Zn and (at higher elevations) Ba. There are several very interesting areas within this large target. Additional mapping and sampling is required to better define them.

Piedra Bola Target  This target is located 16.5 kilometers WSW of Temoris. It is a N30W structure, dipping 65 degrees NE, hosted in andesites. The structure is 3 to 4 meters wide and has been traced for 1.4 kilometers along strike. Mineralization is lead, zinc and copper sulfides in a quartz vein and silicified wall rocks. It is often strongly brecciated. This is more of an early stage prospect than an advanced target. Much more work is required.

Exploration

In July 2005 the San Miguel group of concessions became available as a joint venture from Tara Gold. After a compilation of historic data and initial reconnaissance of the properties, the first targets to be tested were at the Constituyentes 1917 and Montecristo concessions. Three holes tested the Montecristo structure(s) in April and May 2006. Three holes were then drilled in an unsuccessful attempt to confirm historic drill results at a suggested mineralized body called La Blanca on the Constituyentes 1917 concession.

Our ongoing exploration program in the immediate Guazapares area began in April, 2006. The initial phase of the program consisted of an integrated program of surface sampling, geologic mapping, mapping/sampling of accessible underground workings, and trenching. A follow-up diamond drilling program began in the San Luis – San Jose - La Union area and then proceeded to the north. In the fall of 2007 drilling began on the San Miguel vein approximately 3 kilometers west of the Guazapares structure.

When we began exploration at the San Miguel Project, numerous historic surface and underground workings presented immediate drill targets and therefore drilling began almost immediately and has continued to this date. Local detailed mapping, geochemical sampling and trench mapping and sampling was initially conducted to support the drill program. General district/property scale geological mapping, geochemical sampling and geophysical surveys were conducted as time and personnel availability permitted.

Geologic Mapping

Exploration personnel availability was limited when the San Miguel project began, therefore mapping and surface geochemical sampling was generally restricted to the immediate area of the target areas to be drilled and was conducted at a scale of 1:1000. Trenching and trench mapping and sampling would then be conducted in areas of poor outcrop exposure. Accessible underground workings were also mapped and channel sampled. Most of the old workings would have required extensive rehabilitation work to permit safe access and therefore have not been entered nor sampled. The most extensive of the accessible workings is the 300 level of the San Luis mine. Upon completion of trench mapping and sampling and receipt of geochemical and assay results the target area was drilled.

While one target area was being drilled, the mapping, trenching and sampling proceeded to the next target area to be drilled. Mapping, trenching and sampling proceeded in the same order as the drilling sequence: Montecristo, La Blanca, San Luis, San Jose, La Union, San Antonio, La Veronica, Sangre de Cristo, Santa Clara and San Miguel. Paramount recognized the need to conduct broader scale geological mapping of the Project area and therefore brought four geologists from its Peru office to the San Miguel project in the summer of 2007 to map the entire district at a scale of 1:5000. Approximately two months of field time was spent over a four-month period mapping more than 15 square kilometers (1,500 hectares) of moderate to rugged terrain. In addition, the detailed 1:1000 scale maps of the target were updated and integrated based on the geological knowledge gained from the district scale mapping. A comprehensive in-house report was produced of the district-scale mapping program. The district mapping and update of detailed areas provided Paramount a better understanding of the district-wide geologic and structural setting and the controls on mineralization.

Trenching

Trenching was an integral part of the exploration program at the San Miguel Project. In many parts of the eastern portion of the Project area, targeted mineralized zones carry only volumetrically minor quartz as veinlet networks in sheared zones in propylitically altered rocks. Outcrop exposures are therefore generally poor, due to the altered and easily eroded nature of the wall rocks around the veins. Veins can often be followed by quartz float trains and by the location of historic prospect pits but many potentially interesting areas are covered by colluvium and organic debris. A thick mat of pine needles covers many of the hilltops containing the mineralized zones. In parts of the La Veronica area, the trace of the vein passed under cornfields. In order to trace and sample the mineralized structures and the wallrocks in sufficient detail, it was necessary to excavate trenches. Trenching, which preceded diamond drilling along the Guazapares structure, was generally completed about 2 months ahead of the drilling in a given area.

The trenching contractor was Excavadores Perez of Guadalupe Victoria, state of Durango. A tire-mounted hydraulic backhoe with a 24 inch wide bucket was utilized and trenches were excavated approximately perpendicular to the structures (roughly east-west). Excavation length was dependant on suspected width of mineralization, topography and local ground conditions. Trenches were dug as deep as the bedrock hardness would allow, generally to a depth of 1.5 to 2.5 meters and rarely to 3.5 meters. The end points and inflection points of all trenches were surveyed. All trenches were mapped for lithology, alteration, structural controls of mineralization and oxidation and were sampled in detail. Our geologists usually mapped the north wall as a standard procedure and because of the better light conditions. Areas to be sampled were marked by the geologist. Samples were collected from near the base of the trench wall. For safety, trenches were back-filled shortly after mapping and sampling was completed. Trench mapping and sampling has been a useful exploration tool at the San Miguel project. It is anticipated that trenching will be utilized again at the Project to follow-up geophysical results in areas that have limited outcrop exposure. Durgin (2007a) did not use trench sampling data in his resource calculations other than to assist in the geological interpretation and modeling.

Drilling

Drilling at the San Miguel Project began in late April of 2006, at the Montecristo area at the north end of the Guazapares structural trend. Layne de Mexico has been the drill contractor for all drilling at the Project. Paramount’s México country manager, Armando Valtierra and San Miguel project manager Javier Martinez have supervised the drill program.

From April, 2006 to August 31, 2008 we completed 213 diamond drill holes totalling 47,559.7 meters at the San Miguel Project. Our exploration efforts to date have focused on the diamond drilling of segments of the Guazapares Fault structure over a seven-kilometer strike–length between the La Union and Montecristo areas and most recently, on the San Miguel Vein hosted by the sub-parallel Batosegachic Fault structure approximately 3 kilometers west of the Guazapares structure. Drilling to date along the Guazapares structure been largely preliminary in nature and has tested beneath historic showings and workings and their strike extensions often with single holes on relatively wide-spaced sections. Drilling on the San Miguel vein began in August 2007 and has been the focus of drilling since November 2007 and through the end of August 2008. Drilling at the San Miguel vein has been more intensive than that completed along the Guazapares structure in an effort to delineate the higher grade mineralized shoot referred to as “Clavo 99”. In July and August 2008, eight additional holes were drilled in the La Union area to pursue attractive near-surface drill results to greater depths.

In mid July 2009 drilling resumed at the San Miguel project. Initially eight holes, which totaled 2691.3 meters, were completed at the Monte Cristo target area, followed by three deeper infill holes, for 1095.15 meters, at the San Miguel target area. In mid September, the drill moved to the San Antonio area to drill three deeper holes there. Partial assay results are available for the Monte Cristo holes, and the remaining samples are being assayed.

Drilling at the San Miguel Project began in late April of 2006, at the Montecristo and La Blanca target areas at the north end of the Guazapares structural trend. In June 2006 the main portion of the program began at the San Luis area in the center of the Guazapares trend on the outskirts of the village of San Jose, followed by the La Union, San Jose, San Antonio, La Veronica and Sangre de Cristo areas through 2007. Drilling then switched to the San Miguel vein target in the fall of 2007 and has focused on this area until July 2008 when additional drilling was done at La Union. Drilling in 2009 began in July with 8 holes at Monte Cristo, followed by three holes at San Antonio (in progress as this report is written). Layne de Mexico, S.A. de C.V. has been the sole drill contractor for all drilling at the Project. Paramount’s México country manager Armando Valtierra and San Miguel project manager Javier Martinez have supervised the drill program.

From April 23, 2006 to August 30, 2008 we completed 213 diamond drill holes totalling 47559.7 meters as part of a planned 50,000 meter drilling program at the San Miguel Project. An additional 3786.5 meters were drilled between mid July and early September 2009. Diamond core drilling to date has been HQ size only (63.5 millimeters or 2.5 inches diameter). HQ core was chosen to provide a large sample and to allow for reduction in core size if necessary in a difficult drill hole. With the exception of a few holes, all were completed to their planned depths. Overall core recovery has been excellent, averaging nearly 100%.

All diamond drilling in 2006 was completed with Layne rig #731, an older skid-mounted, Atlas Copco CS-1000 drill rig capable of drilling HQ to a depth of 400m. The rig operated only one 12-hour shift per day, seven days per week.

Beginning 2007, the skid-mounted rig was replaced by a newer, more efficient track-mounted Atlas Copco CS-1500 diamond drill rig and ancillary support equipment capable of drilling HQ to 700m depth (rig #756). The core production rate was improved over the older skid-mounted CS-1000 rig. The rig switched from one 12-hour shift per day to two 12-hour shifts per day, seven days per week in May 2007 to increase core production. A second track-mounted Atlas Copco CS-1500 diamond drill rig and ancillary support equipment capable of drilling HQ core to a depth of 700m (rig #763) was added in late September 2007.

With the addition of the second rig, assay results began to lag as much as two months behind the drilling. This was a reflection of the backlog of samples experienced at assay laboratories globally from mid 2007 to early 2008; laboratory capacities were exceeded due to the sheer volume of samples submitted by exploration companies worldwide. Paramount attempted to counter the delay in assay results by extending the 2007 Christmas drill break to mid January 2008 and then resumed drilling with only one rig (#763). Paramount also worked with Chemex’s lab managers to streamline and improve assay turnaround time.

Due to improvements to our assay flowsheet and a general improvement globally in laboratory backlogs, we were again able to add a second diamond drill rig in April 2008. The newest drill is an Atlas Copco CS-1500 rig mounted on rubber tired “buggy” carrier with ancillary support equipment and also operates with two 12-hour shifts per day, seven days per week.

Drill access trails and drill pads were constructed by contractor, Matecsa of Chihuahua city, Chihuahua state. Drill water has been supplied by water truck from nearby seasonally available streams and the San Luis mine workings. Beginning in March 2008, a Paramount test RC hole for a water well at San Luis was cased and became a temporary source of drilling water during the spring dry season.

The drill hole collar coordinates and elevations are initially located using handheld GPS receivers in UTM coordinates (NAD27 Mexico datum). Upon completion of drill holes, the collars are re-surveyed by survey contractor Lopez Olivas and Associates of Hermosillo, Sonora utilizing a high-accuracy DGPS survey instrument. Layne completes down-hole directional surveys on all diamond drill holes at approximately 50m intervals. Initial holes were surveyed using a single-shot camera system. Downhole surveys are now completed with a Reflex single shot digital survey tool.

Core is retrieved from the drill string using conventional wireline techniques. Core is removed from the core tube by Layne drilling personnel and carefully placed in plastic core boxes. Filled core boxes are removed from the drill site 3-times daily (early morning, mid-afternoon and evening) by Paramount personnel and brought to a secure core logging and sampling facility in Guazapares. At the facility, the core is cleaned and the broken core pieces reassembled to a best fit. For logging and sample interval marking, the core is laid out on workbenches. A technician, under supervision of the drill geologist, completes a hardcopy geotechnical log of the core including recovery and RQD. The drill geologist then logs the core and creates a hardcopy record including a graphic log of stratigraphy, vein orientation, and mineralized zones and a detailed descriptive log including rock type, alteration, structure, mineralization and vein density/percentage. The core is photographed digitally.

Following sampling, the core is analyzed with an ASD FieldSpec 3 NIR spectrometer to identify alteration mineralogy.

Paramount inputs the drill-hole collar, survey, geology, assay and spectrometry data into a project Microsoft Access database. Assay data has been manually input and merged into a sample “from-to” file and then inserted into the database.

Sampling Method and Approach

We operate a secure rented core logging and sampling facility in the village of Guazapares. After the core is re-aligned, cleaned and logged, the geologist selects the sample intervals and marks the sample cut line on the core. Sample intervals are generally based on geologic contacts, alteration and mineralization. The sample interval is commonly one meter in length in uniform rocks. In what appear to be mineralized zones, sample breaks are made at significant changes, such as vein or breccia margins, commonly resulting in sample lengths of less than one meter. Maximum sample length is 1.5 meters. Sample intervals are recorded on the geologic log and later input into an Excell database. Before December 2006 the core was split using a mechanical splitter. Since that time the core has been sawn using two Norton Clipper BBL VII water-cooled masonry saws with 20-inch diamond blades. A third saw is maintained as a spare.

Core is cut in half with one half placed in a cloth sample bag and labeled, the other half is returned to the box and archived for future reference. The entire washing, aligning, and splitting process is done under the supervision of Paramount’s geologists. All bagged samples are in the possession of Paramount’s staff until delivered by Paramount personnel the sample preparation facility of Chemex Laboratory in Chihuahua City. After sampling, all core boxes are delivered to a secure rented storage facility in Temoris.

Sample Preparation, Analyses and Security

It is the opinion of Delve Consultants and Douglas Wood that the sample preparation, security and analytical procedures implemented have been adequate for the exploration conducted by Paramount to date. All samples (rock and core) are bagged and sealed once collected. Paramount maintains possession of the samples until delivery to the laboratory. Samples are delivered on a daily basis to Paramount’s locked facility in Guazapares for temporary storage. Samples are then placed in rice sacks and sealed. When a sufficient quantity has been collected, generally on a weekly basis, samples are delivered by Paramount vehicle to the ALS-Chemex sample preparation facility in Chihuahua City, Chihuahua. Laboratory pulps and rejects are backhauled to Temoris and stored in a second locked warehouse in Temoris. ALS-Chemex is Paramount’s primary analytical laboratory. Activation Laboratories and ACME Laboratories have been retained to conduct check sampling. ALS-Chemex is accredited to international quality standards through the International Organization for Standardization/International Electrotechnical Commission to ISO/IEC 17025/2005 including ISO 9001/2000. It is a Standards Council of Canada Accredited Laboratory (No. 579) and conforms to requirements of CAN−P−1579 (Mineral Analysis) and CAN−P−4E. Paramount has implemented a QA-QC protocol.

Sample Preparation

Our samples are prepared at the ALS-Chemex sample preparation facility in Chihuahua City, Chihuahua. The Chihuahua facility specializes in the preparation of geological materials utilizing methods ranging from standard preparation to sieving and metallic screen preparation. The facility has a modern array of equipment and is capable of processing as many as 20,000 samples per month. Sample preparation consists of conventional drying if required, in ovens with a temperature in the range of 110-120 C (230-250 F); crushing; splitting and; pulverizing. After drying, the sample is passed through a primary oscillating jaw crusher producing material of 70% passing a 2mm screen (CodeCRU-31). A 250-gram sub-sample is split from the crushed material using a stainless steel riffle splitter (Code SPL-21). This split is then ground to 85% passing 75 microns or better using a ring pulverizer (PUL-31). Prepared sample pulps are shipped from Chihuahua to the ALS-Chemex laboratory in North Vancouver, Canada for analysis.

Analytical Procedures

The ALS-Chemex North Vancouver laboratory is a full-service, analytical laboratory, specializing in mineral testing for mining and exploration companies. The Vancouver facility is accredited for all laboratory procedures utilized by Paramount. ALS-Chemex quality control procedures are method specific and include duplicate samples, blanks, replicates, reagent / instrument blanks for the individual methods. Paramount has utilized several analytical protocols throughout the drill program at the San Miguel Project. Changes have been made to address concerns brought about during regular reviews of sample QA-QC and project objectives.

Data Verification

Quality Assurance / Quality Control (QA/QC)

A quality control system has been established at the San Miguel Property operated by Paramount Gold and Silver Corp. This program includes the routine insertion of certified reference materials (standards), field blanks and duplicates. As the program was established after a considerable number of samples had already been analyzed (~15,000), part of this program was designed to increase the confidence of earlier analyses through a series of external check analyses.

To monitor accuracy, a series of certified reference materials were inserted into the sample stream in the field at a rate of 1 in every 20 samples submitted. Where possible, the grade of the standard was matched to the expected grade of the samples in the batch, with a low grade “geochem” standard, GBM966-2 inserted in greater frequency in lower grade background areas.

The accepted values are established through round robin analyses. The CDN standards were characterized using 10 sample splits submitted to each of 12 laboratories for a total of 120 analyses. The Geostats standard was characterized by analyses by at least 46 laboratories worldwide.

Precision

Precision was monitored by the insertion of duplicate samples at a rate of 1 in 20 samples submitted. The duplicates alternated between quarter core duplicates and preparation duplicates, split after the initial jaw crushing phase to make two pulps. In addition ALS-Chemex routinely analyses pulp duplicates as part of its internal quality control program.

Contamination

Contamination is monitored through the routine insertion of field blank material into the sample stream at the rate of 1 in each group of 20 samples submitted. The blank material is local rock believed to be unmineralized. Although results are tracked for all elements, just the silver results are presented here to indicate that there is a natural variation of this material, more pronounced with the ICP41 data with a lower detection limit. Prior to the establishment of a complete quality control program, blanks were routinely added into all of the batches, so this data represents all results going back to 2006. A rough guide for blanks is that samples should have analyses of less than 5x the detection limit. This, of course depends on how low a detection limit you have and the natural background concentration of the blank material. In this case, with a limit based on 5x the gravimetric fire assay detection limit of 5 ppm would be 25 ppm. As can be seen there are a group of analyses above this level in the middle of the plot. These coincide with a large number of analyses with higher levels indicating that this group of samples likely had a higher background level rather than an indication of contamination.

External Check Assays

External check analyses provide an independent check of relative bias and accuracy. In a routine quality control program approximately 5% of pulps would be submitted along with standard reference material to a separate lab. Pulps are the preferred sample type as it eliminates much of the sampling error and provides a better comparison of the analyses. As the early San Miguel samples were not submitted with quality control samples other than field blanks, there has been no assurance of accuracy of the results. To remedy this it was decided to submit a random selection of 10% of all samples, as we could not limit the samples based on logged mineralization as this data did not yet exist. This is supplemented by a further selection of 20% from within the logged mineralized zone. In both cases, samples were selected using a random number computer program to avoid any possible selection bias. Results have been received for the first set that was submitted to Activation Labs. An additional selection will be made of the ‘post-QC’ data once updated files identifying samples within the mineralized zones have been received.

Metallic Screen Gold Fire Assays

As the gold analyses have a considerable amount of variability as indicated by quarter core duplicates, a limited test of 20 samples by metallic screen fire assays was completed to determine if there was a significant component of coarse gold. A 1000 g coarse crushed sample split is pulverized in its entirety to make a pulp. The pulp is then screened at 100 μm (0.1 mm) or 150 mesh (Tyler). The fine fraction passing through the screen is weighed and 2 X 30 g splits are each fire assayed with an AAS finish. The coarse fraction that has not passed through the screen is weighed and fire assayed in its entirety with a gravimetric finish. The two assays of the fine fraction are averaged together to provide a value of the fine fraction. A weighted average is then calculated using the weight of the coarse fraction and the weight of the fine fraction.

If there is significant coarse gold in the +100 μm fraction there should be a significantly higher gold value for the coarse fraction than the fine fractions. In the case of Paramount’s samples, the median of the coarse fraction is actually lower than the fine fractions and the mean, which is influenced by some of the extreme values, is only slightly higher. Using the median values there is a greater difference between the two fine fraction analyses than there is between the coarse fraction and average of fine fraction assays. It is inferred that the gold is actually quite fine grained, with the same amount reporting to the fine and coarse fractions. If the gold in the coarse fraction is composed of fine grains attached to some of the coarser rock or mineral particles we would get this result. The gold can still be erratically distributed.

Mineral Resource Estimate*

Previous Resource Estimates

In the available reports from work done at San Miguel in the 1970’s by Earth Resources and Penoles, resource estimates are mentioned, but without the back-up data to support them, they must be considered anecdotal, thus not compliant with NI 43-101 standards.

*Please see “Cautionary Note to U.S. Investors Regarding Reserves and Resource Estimates” on page 7.

Based on the data available in late February 2007 the author (Durgin, 2007a) manually calculated a cross section-based, inferred resource with the following results:

*Please see “Cautionary Note to U.S. Investors Regarding Reserves and Resource Estimates” on page 7.

This was superseded by the technical report produced by Trinder and Roy, dated June 13, 2008. The following is condensed from the executive summary section of that report.

At a cut-off grade of 25 g/ton of silver equivalent, undiluted Indicated Resources totaled 1.36 million tons grading 71 g/ton silver and 0.27 g/ton gold. Inferred Resources totaled 29.5 million tons grading 67 g/ton silver and 0.43 g/ton gold.

*Please see “Cautionary Note to U.S. Investors Regarding Reserves and Resource Estimates” on page 7.

November 2008 Resource Estimate

The authors have created a resource estimate at the San Miguel vein and the La Union area from data generated by and provided by Paramount only. Other resource areas discussed by Trinder, Roy and Lustig (2008) are not considered in this resource estimate, nor is any new assay data from recent drilling. This data included surface, and trench geologic mapping and sampling, and 3914.4 meters of diamond (core) drilling at la Union and 20,113.8 meters at San Miguel. This data was compiled into a digital database, projected to longitudinal sections, and used to create a polygonal interpretation of the distribution of grades and continuity of mineralization at San Miguel. In addition, the authors reviewed reports by previous workers to enhance their understanding of the geology and distribution of mineralization. Grade and mineral distribution data generated by previous workers was not used directly to calculate this mineral resource.

The mineral resource estimation described in this technical report for the San Miguel project follows the guidelines of Canadian National Instrument 43-101. The resource estimate was completed by the authors, who are considered qualified persons under this act. Investigations such as deemed necessary in the professional judgment of the authors to reasonably rely on the information provided by Paramount have been carried out. Douglas R. Wood is independent of Paramount by the definitions and criteria set forth in NI 43-101, Dana Durgin is not (he is a very minor stock owner). There is no affiliation between Douglas Wood and Paramount other than that of an independent consultant/client relationship. There are no mineral reserves estimated for the San Miguel project.

Deposit Geology Pertinent to Resource Estimation

Vein-hosted mineralization at the La Union area and the San Miguel area is localized along the fractured steeply dipping contact between two contrasting lithologic units. It forms a planar body, which contains the great majority of the mineralization. Parallel narrower bodies are often present in the immediate footwall and occasionally in the hanging wall of both structures. Due to its planar nature (rather than something more equant in shape), this type of mineralization is well represented by projection to a longitudinal section.

Drilling has shown that the well-mineralized portion of the San Miguel vein is more than a kilometer in strike length and extends to at least 400 meters depth. It has been tested with 61 core holes. At La Union (fewer drill holes) the well-mineralized portion is at least 400 meters long, and at least 125 meters depth. La Union has been tested with 21 core holes. Within both zones mineralization appears relatively consistent in grade and thickness, with very few lower grade holes within the higher-grade zones. This suggests that it is reasonable to project assay intercept data over longer distances, than if these attributes were inconsistent.

Resource Modeling

For the modeling at both the San Miguel vein and the La Union areas, a simple polygonal method was used to define resource blocks. The polygonal method is a commonly used semiquantitative method of estimating mineral resources. While not as sophisticated as computer based models, it gives a reasonably accurate picture of what may be present, assuming continuity of grade and thickness between holes. There was no statistical treatment of the data. All drill hole pierce-points are projected to a longitudinal section and polygons are constructed around these points. Two variations of this method were used. In the first of these, an area of influence was defined for each hole by constructing polygons by measuring half the distance along the line between adjacent holes and drawing a line perpendicular to that. Extending these lines until they meet created a series of polygons with no gaps among them. The second variation was to draw a circle with a 50-meter radius around each drill hole. Where these circles overlapped, a line was drawn between the two intersection points of the circles creating one side of a polygon. This variation left gaps among the more widely spaced holes and helped to identify areas which require more drilling.

For each mineralized intercept in each hole a thickness and grade is assigned to each polygon or circle, the area of the polygon is measured and a tonnage and grade is calculated for each polygonal block. A density factor of 2.43 tons per cubic meter was used in the San Miguel vein calculations. A density of 2.47 tons per cubic meter was used at La Union. A total tonnage and a weighted average gold-equivalent grade were then calculated for the entire set of polygons or circles using several cutoff grades.

One gold-equivalent figure, including only gold and silver, was calculated using the following formula: AuEq = Au g/t + (Ag g/t / 53). The result was expressed as xxxx tons @ y.yy g/t AuEq. A dollar value for the same tonnage figures could be expressed using a three year trailing average (data derived from mgeorge@usgs.com and www.Kitco.com) of $727.22 per ounce ($23.38/gm) for gold and $13.66 per ounce ($0.44/gm) silver. Au price/Ag price = 53.

Messrs. Wood and Durgin expect that when the San Miguel and La Union deposits are mined, each will be largely an underground operation and the material will be processed by floatation as is planned for the similar and nearby Palmarejo deposit. In that case lead and zinc may also be recovered, so their value should also be included in the calculations. From the same sources, three year trailing average prices for lead ($1.00) and zinc ($1.36) were calculated. The formula used for the four metal AuEq (the 20 lb is there because 1% of a standard ton is 20 lb) was:

AuEq g/t = Au g/t ($23.38)+Ag g/t($0.44)+Pb%*(20lb*$1.00)+Zn%*(20lb*$1.36)/$23.38

San Miguel Vein Inferred Resource

The resource calculated at San Miguel as contained in the Delve Report is based on the intercepts in 60 holes. Of the 61 holes drilled, one was a duplicate, so it was not used. These holes are distributed along a strike length of 1.6 kilometers, however most are concentrated in a 900-meter long zone which contains the Clavo 99 zone and adjacent mineralization. The longitudinal section above displays the mineralized intercepts at the San Miguel vein shown as gold-equivalent grade multiplied by interval true width. Thus a relatively narrow higher-grade intercept could fall in the same color category as a wider, lower grade intercept. The effect of this type of plot is to show the spatial distribution of the more well-mineralized zones, in this case outlined as Clavo 99. In order to calculate the inferred resources using this polygonal method, the assay data was grouped into four grade categories using cut-off grades for each. Corresponding to the green, blue and red polygons on the sections below, these gold-equivalent cutoff grades were 1 gram per ton, 2 grams per ton, 3 grams per ton and 4.5 grams per ton, the table below displays the results of these resource calculations. Using the full polygons, including gold, silver, lead and zinc values, this produces an in-situ inferred resource of 6,536,196 tons grading 4.24 g/t AuEq, or 891,094 gold-equivalent ounces at a 1 g/t cutoff. If only gold and silver are used, this becomes the same tonnage grading 3.73 g/t AuEq, or 783,431 gold-equivalent ounces. This shows that 88% of the value in the resource is in the gold and silver, and that the base metals contribute only 12% of the value at the San Miguel deposit.

*Please see “Cautionary Note to U.S. Investors Regarding Reserves and Resource Estimates” on page 7.

San Miguel Resource – Full Polygons

Gold + Silver	Gold, Silver, Lead, Zinc
All Polygons	6,536,196 tons @ 3.73 g/t	6,536,196 tons @ 4.24 g/t
1.0 g/t AuEq Cu-off	783,431 oz AuEq	891,094 oz Au Eq
Red & Blue Polygons	5,778,279 tons @ 3.98 g/t	5,778,279 tons @ 4.58 g/t
2.0 g/t Cut-off	739,654 oz AuEq	850,645 oz AuEq
Red Polygons	4,608,629 tons @ 4.39 g/t	4,608,629 tons @ 4.97 g/t
3.0 g/t cut-off	650,195 oz Au	736,205 oz Au

Reference
>15 gram x meters AuEq50
5 - 15 gram x meters AuEq50
1 - 5 gram x meters AuEq50
No significant values
Recently collared, no assays
GRAPHIC SCALE IN METERS

The section above shows that the polygons cover all the available space. Especially in areas where the holes are widely spaced, the figures quoted above should be considered maximum figures, based on the available data. These can be broken down into individual metals as shown below:

San Miguel In-Situ Contained Metals

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

Using a 50 meter search radius is a much more realistic approximation of the resource. The gold-equivalent figures using gold + silver and Au+Ag+Pb+Zn figures in the table were calculated by the same processes as above.

Using the 50 meter radius polygons, including gold, silver, lead and zinc values, this produces an in-situ inferred resource of 3,908,084 tons grading 4.71 g/t AuEq, or 591,452 gold-equivalent ounces at a 1 g/t cutoff. If only gold and silver are used, this becomes the same tonnage grading 4.14 g/t AuEq, or 520,600 gold-equivalent ounces. This resource remains open with depth and there are significant opportunities to increase the resource with infill drilling. Where the drill hole spacing is adequate, there are few gaps in the coverage of the 50-meter radius circles.

San Miguel Resource – 50 m Search Radius

Gold + Silver	Gold, Silver, Lead, Zinc
All Polygons	3,908,084 tons @ 4.14 g/t	3,908,084 tons @ 4.71 g/t
1.0 g/t AuEq Cu-off	520,600 oz AuEq	591,452 oz Au Eq
Red & Blue Polygons	3,575,519 tons @ 4.37 g/t	3,575,519 tons @ 4.98 g/t
2.0 g/t Cut-off	502,620 oz AuEq	573,000 oz AuEq
Red Polygons	2,791,986 tons @ 4.93 g/t	2,791,986 tons @ 5.59 g/t
3.0 g/t cut-off	442,786 oz Au	501,694 oz Au

Reference
>15 gram x meters AuEq50
5 - 15 gram x meters AuEq50
1 - 5 gram x meters AuEq50
No significant values
Recently collared, no assays
GRAPHIC SCALE IN METERS

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

Where holes are widely spaced, mineralization is not spread far into open areas. This suggests areas that need additional drilling to extend mineralization into the blank areas. It also suggests that there is a coherent body of better grade mineralization in the right portion of the section. This is the Clavo 99 zone.

An additional calculation was carried out using the 50-meter radius area of influence and a 4.5 gold-equivalent grade cut-off, in an effort to display how the higher grade mineralization was distributed in the San Miguel vein. In the drill hole assay database many of the holes had at least one high-grade intercept. However several of them were quite narrow. The longitudinal section included in the table below is the same section as those above. It shows the high-grade but less than 1 meter intervals in pale purple, and the wider high-grade intercepts in darker purple.

The thicker, higher-grade intervals cluster in a band inclined gently to the right (southeast) on the section. This band coincides with the upper limit of the Clavo 99 body of mineralization. A second less well-defined band, parallel to the first, appears to be present a few hundred meters to the left (northwest). The two inferences to be drawn from this plot are that there exists a discrete band of high grade mineralization (needing infill drilling) where one could conceivably begin an underground mining operation in order to pay back capital costs quickly, and that the less well-defined high-grade zone to the northwest also requires additional drilling to potentially add to the high-grade portion of the resource.

San Miguel Resource – 4.5 g/t AuEq Cut-Off

Gold + Silver	Gold, Silver, Lead, Zinc
All Polygons	1,297,452 tons @ 9.88 g/t AuEq	1,297,452 tons @ 10.78 g/t AuEq
4.5 g/t AuEq Cu-off	411,959 oz AuEq	449,667 oz Au Eq
Intervals >1m	959,994 tons @ 10.42 g/t AuEq	959,994 tons @ 11.41 g/t AuEq
4.4 g/t Cut-off	321,600 oz AuEq	352,156 oz AuEq

Reference
>15 gram x meters AuEq50
5 - 15 gram x meters AuEq50
1 - 5 gram x meters AuEq50
No significant values
Recently collared, no assays
Holes with 4.5 g/t + grade and intervals 1 m or more
Holes with 4.5 g/t + grade and intervals < 1 m
GRAPHIC SCALE IN METERS

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

La Union Area Inferred Resource

The La Union area is in the southern part of the Guazapares structure, which also includes the San Jose, San Luis and San Antonio, La Veronica and Montecristo areas. Only the La Union area has had substantial drilling since 2008 where an additional eight holes have been completed. These were drilled below and to the southeast of attractive shallow intercepts in prior drill holes. The resource calculation at La Union was done in an essentially identical manner to that at the San Miguel vein, using the same metal prices. The only difference was that a density of 2.47 tons per cubic meter was used. In the tables below the resources were calculated using full polygons and 50-meter radius circles, at the same gold-equivalent cut-off grades of 1g/t, 2 g/t, 3 g/t and 4.5 g/t.

Using the full polygons, with no gaps, and all four metals produced a resource of 3,971,270 tons grading 4.87 g/t AuEq or 621,726 gold-equivalent ounces. Calculated using only gold and silver, the resource is 3,971,270 tons grading 2.41 g/t AuEq, or 307,264 gold-equivalent ounces. Clearly lead and zinc make up a significant portion of the resource value. Here also it is apparent that using the full polygon calculation provides a maximum resource value for the available data, and the search distance is really too great in many areas, particularly where the drill hole spacing is large. Infill and step-out drilling is needed.

La Union Resource – Full Polygons

1 g/t AuEq Cut-off	Gold + Silver	Gold, Silver, Lead, Zinc
All Polygons	3,971,270 tons @ 2.41 g/t AuEq	3,971,270 tons @ 4.87 g/t AuEq
All Intervals	307,264 oz AuEq	621,726 oz AuEq
Red & Blue Polygons	3,761,019 tons @ 2.44 g/t AuEq	3,761,019 tons @ 5.046 g/t AuEq
2 g/t AuEq Cut-off	295,123 oz AuEq	609,937 oz AuEq
Red Polygons Only	1,746,704 @ 4.58 g/t AuEq	1,746,704 @ 6.23 g/t AuEq
3 g/t AuEq Cut-off	256,952 oz AuEq	350,090 oz AuEq

LA UNION AREA
1650
1600
1550
1500
1450
1400
LU-01
LU-02
LU-03
LU-04
LU-05
LU-06
LU-07
LU-08
LU-09
LU-10
LU-11
LU-12
LU-13
LU-14
LU-15
LU-16
LU-17
LU-18
LU-19
LU-20
LU-21
Reference
>15 gram x meters AuEq50
5 - 15 gram x meters AuEq50
1 - 5 gram x meters AuEq50
No significant values
0 25 50 100 mts
GRAPHIC SCALE
PARAMOUNT
gold & silver
SAN MIGUEL PROJECT
LA UNION VEIN
LONG SECTION
DILLING PROGRAM
GUAZAPARES, CHIHUAHUA, MEXICO
AUGUST 2008

La Union In-Situ Contained Metals

Using the 50-meter radius circles and a 1 g/t cutoff to calculate the La Union resource, and all four metals provides a total of 2,721,937 tons grading 4.79 g/t gold-equivalent, or 418,766 goldequivalent ounces. If only gold and silver are used the resource is 2,721,937 tons grading 2.57 g/t AuEq, or 224,787 gold-equivalent ounces. Resources are also tabulated at other cut-off grades.

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

La Union Resource – 50 Meter Radius

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

As at the San Miguel vein an additional calculation was carried out using the 50-meter radius area of influence and a 4.5g/t gold-equivalent grade cut-off. Similarly the drill holes were plotted on the longitudinal section showing the high-grade but less than 1 meter intervals in pale purple, and the wider high-grade intercepts in darker purple. At La Union as well as at San Miguel, there is a well-defined zone of thicker, higher-grade material, which has been named Clavo 66. Hole LU-21 was the last hole drilled within this clavo. It contained an intercept of 10.31 meters @ 10.62 g/t gold-equivalent. As at San Miguel, the plot of the high grade, wider intercepts shows a distinct trend of this mineralization downward to the left (southeast) on the section. Additional drilling is required to follow the Clavo 66 mineralization to greater depths, but that would require an accommodation with Penoles, as the property line is very close. Infill drilling will also be required to better define the mineralization in areas of wider hole spacing. In addition to a great deal more drilling, extensive metallurgical testing and mine planning will be required before more precise cutoffs and mining limits can be calculated for the La Union and San Miguel deposits.

La Union Resource – 4.5 g/t/ AuEq Cut-off

4.5 g/t AuEq Cut-off	Gold + Silver	Gold, Silver, Lead, Zinc
All Purple Polygons	456,852 tons @ 10.33 g/t AuEq	456,852 tons @ 14.75 g/t AuEq
	151,677 oz Au Eq	216,683 oz AuEq
> 1 Meter Dark Purple Polygons	365,895 tons @ 8.95 g/t AuEq	365,895 tons @ 14.14 g/t AuEq
	105,280 oz AuEq	166,310 oz AuEq

LA UNION AREA
1650
1600
1550
1500
1450
1400
LU-01
LU-02
LU-03
LU-04
LU-05
LU-06
LU-07
LU-08
LU-09
LU-10
LU-11
LU-12
LU-13
LU-14
LU-15
LU-16
LU-17
LU-18
LU-19
LU-20
LU-21
Reference
>15 gram x meters AuEq50
5 - 15 gram x meters AuEq50
1 - 5 gram x meters AuEq50
No significant values
+ 4.5 g/t > 1 meter
+ 4.5 g/t < 1 meter
0 25 50 100 mts
GRAPHIC SCALE
PARAMOUNT
gold & silver
SAN MIGUEL PROJECT
LA UNION VEIN
LONG SECTION
DILLING PROGRAM
GUAZAPARES, CHIHUAHUA, MEXICO
AUGUST 2008

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

Resource Summary

The longitudinal section-based polygonal resources calculated for this report were carried out to demonstrate the potential inferred resources within the San Miguel and La Union areas, if mineralization was projected to greater distances among drill holes that those conservatively used by Trinder, Roy and Lustig in their June 2008 report. It was intended more to demonstrate the tons and grade potentially present than to be a meticulous and detailed estimate like that done by Trinder, Roy and Lustig. This estimate also included significant assay results from 17 drill holes at San Miguel and 8 holes at La Union, which were not available to Trinder, Roy and Lustig.

There has been no metallurgical testing, particularly floatation, specifically designed to determine recovery factors to be used in processing this material. Therefore an in situ resource has been calculated without regard to potential individual metal recoveries. However, a good metals recovery model for the San Miguel vein is provided by the nearby geologically analogous Palmarejo mine. As at Palmarejo, we may recover in excess of 90% of the gold and silver values. Lead and zinc are more problematic with potential recoveries in the 50 to 60% range, including smelter charges. At the concentrations present at San Miguel, it is possible that it may not be economically feasible to recover lead and zinc. At La Union, the mineralogy is different and lead and zinc are much more abundant. Again gold and silver recoveries may exceed 90% and lead and zinc recoveries after deducting smelter costs may be in the 50 to 60 % range. Here base metal concentrations are significantly higher, so there is more economics incentive to recover the lead and zinc. Without proper testing, these recovery estimates must remain very speculative.

We have not considered mining methods, because no mining studies have been completed. The mining methods chosen will determine the grade cutoffs to be used, which is one reason why a range of cutoff grades has been presented.

The table below displays the total in situ resource calculated using the 50-meter search radius, at a one gram per ton cutoff. Results are shown as grades and total ounces (or tons) of the individual metals.

San Miguel and La Union Resources

Thus, the total inferred in situ resource of the two areas at 1 g/t AuEq cutoff and using 100% recovery is 6,674,300 tons containing 406,001 ounces of gold, 17,674,676 ounces of silver, 23,907 tons of lead and 53,086 tons of zinc.

Please see “Cautionary Note to U.S. Investors Regarding Reserve and Resource Estimates” on page 7.

The resources defined herein as Inferred Resources due to the level of check assaying, the spacing of drill holes, and the semi-quantitative type of deposit modeling and estimation process used. The classification of these resources as Inferred indicates (CIMM, December 4, 2005) that the resources have been estimated on the basis of geological evidence and reasonably assumed, not verified, geological and grade continuity. As such, the resource figures may change in grade, tonnage and location as more information is obtained and more sophisticated methods of modeling, estimation and verification are incorporated into the process.

In order to upgrade the resources from the Inferred category to Indicated or Measured, it will be necessary to decrease the drill hole spacing in many areas, to increase the level of check assaying and data verification, and to increase the sophistication of the statistical treatment of the data and resource estimation processes. More extensive metallurgical testing will also be required.

While it cannot be assumed that all of the Inferred Resources noted here will be upgraded to Indicated or Measured Resources, management believes that improvements in the drill hole spacing, the deposit modeling and the estimation procedures will lead to conversion of at least a significant portion of these resources to higher classifications. Ongoing exploration is expected to add to the resources in areas not considered in this estimation. Drilling below the depths currently reached and infill drilling are expected to add to mineral resources.

Resources and Property Boundaries – Update 2009

The area of influence of the polygons used in the resource estimation sections above may cross the concession boundaries at the San Miguel and La Union deposits on the down-dip side. To reconcile this question the property boundaries were carefully plotted on the sections. Then it was confirmed that all the drillhole collars and each entire drillhole remained within the property limits.

The question then became – how much of the area of influence of each polygon included in the resource falls outside of the property boundaries?

As the polygon radius around each drill hole near the boundary decreases, the amount of extra-lateral overlap decreases. In the estimate produced in November 2008, there is one set of figures using a 50 meter radius, and another set using what were called “full-polygons”. That means that there are no gaps between the polygons and their down-dip sides were arbitrarily chosen. In retrospect, those down-dip limits were chosen not arbitrarily, but because they were assumed (without carefully plotting the concession boundary) to be within the property line.

The staff in the San Miguel project field office plotted the property boundary at each resource area. The four sections below have the property lines marked on them. The lines are not always straight because some of the intercepts are projected several meters to the plane of the section.

For each of the four sections the area of each polygon that fell outside the red line was measured and converted it to a percentage of the area of that polygon. In the complex spreadsheet that had been used in the calculations in the November 2008 report there are columns with tonnage and grade figures for each polygon. The gold-equivalent ounce figure and tonnage was calculated for each partial polygon and these were summed. The table below displays the results of those calculations.

San Miguel 50 Meter Radius Polygons With Property Boundary in Red

San Miguel “Full” Polygons With Property Boundary in Red

La Union 50 Meter Radius Polygons With Property Boundary in Red

La Union “Full” Polygons With Property Boundary in Red

Resource Amounts Outside Of Property Boundary

		Cutoff	Tons	AuEg oz (Au + Ag)	Original AuEq oz	Percent Change
San Miguel Area
	50 m Polygons
		1 g/t	252,592	24,898	591,452	4.2
		2 g/t	252,592	24,898	same
		3 g/t	252,592	24,898	same
	Full Polygons
		1 g/t	505,735	52,735	891,094	5.9
		2 g/t	505,735	52,735	same
		3 g/t	462,697	47,481	685,794	6.9

La Union Area
	50 m Polygons
		All	9,625	6,777	418,766	1.6

	Full Polygons
		1 g/t	129,461	27,603	621,721	4.4
		2 g/t	129,461	27,603	same
		3 g/t	116,992	25,944	256,000	10.1

*Please see “Cautionary Note to U.S. Investors Regarding Reserves and Resource Estimates” on page 7.

A review of the above table indicates that at both San Miguel and La Union, the amount of estimated resources which fell outside the property boundary using the 50 meter radius circles is quite small, 4.2% at San Miguel and 1.6% at La Union. Using the full polygons increased the amount to 5.9% or 6.9% at San Miguel and 4.4% to 10.1% at La Union depending on the cut-off grades used.

We infer from this analysis that if one uses the 50 meter radius polygons, which is the most appropriate as discussed above, the amount of the resource which falls outside of the property boundary is very small, approximately 3.1% for the combined San Miguel and La Union areas at the 1.0 gram cut-off. These small amounts are within the margin of error of the calculation method used. We would not consider this difference to be material. In addition, since all of these resources are classified as Inferred, the level of accuracy associated with inferred resources is significantly greater than the potential error associated with the property boundary issue

Interpretations and Conclusions

The interpretations and conclusions are largely unchanged from the Wood and Durgin, 2008 report. Dana Durgin has reviewed the San Miguel project data, including the drilling database, has visited the site frequently and has reviewed sampling procedures and security. Douglas R. Wood has also visited the property and reviewed all the relevant data, including the new drilling data and available data from the newly acquired Mexoro and Garibaldi concessions. Both believe that the data presented by Paramount are generally an accurate and reasonable representation of the San Miguel gold-silver project.

As of the fall of 2008 Paramount’s exploration program had produced a drilling database containing 47,560 meters of assay, geologic and geotechnical hole data from 213 diamond drill holes. There were 69 trenches totalling 3743.3 meters and detailed geologic mapping over a large area. The preliminary resource estimate made by Durgin in 2007 at an early exploration stage has been superceded by the Trinder, Roy and Lustig report dated June 13, 2008. They used a 25 g/t silver-equivalent cut-off and calculated a total resource of 29.5 million tons grading 71 g/t Ag and 0.27 g/t Au for a total of 104 million silver-equivalent ounces. By the fall of 2008, an additional 17 holes had been completed at the San Miguel vein and 8 holes at the La Union area. Most of these contained significant precious metal intercepts. The polygonal, longitudinal section-based resource estimates made in the Wood and

Durgin, 2008 report incorporated that new drilling data. It also provided a semi-quantitative view of potential resources, including areas among the drill holes. Higher cut-off grades were also used. Additional drilling is required to increase the confidence level of these 2008 projections. Additional drilling in July and August 2009 at San Miguel (three holes, 1095.15 meters) may add to those resources, but assays are not yet available. Also 2691.3 meters of new drilling at Monte Cristo have been added to the drilling database.

These resources are classified as Inferred due to the wide spacing of drill holes and the semi-quantitative estimation method used. This classification of resources as Inferred, as defined by the CIM, indicates that resources have been estimated based on geological evidence and reasonably assumed, but not verified, geological and grade continuity. As such these resources may change in grade, tonnage and location as more information is obtained and as new methods of modeling, estimation and verification are applied. Upgrading of these Inferred Resources to Indicated and Measured will require additional more closely spaced drilling, more sophisticated approaches to deposit modeling and statistical treatment of data, and more detailed assay verification procedures.

While it cannot be assumed that that all the Inferred Resources will be upgraded to Indicated or Measured Resources, we believe that reductions in drill hole spacing and modeling and estimation procedures will lead to the definition of resources in higher classifications for at least a significant portion of the deposit.

In geologic terms, the resources described in this report at the San Miguel vein and at La Union remain open along strike to the southeast and northwest, as well as down dip. In precious metal systems like this, such as at Palmarejo, ore shoots are known to persist to depths of 400 meters or more down dip. The San Miguel vein has been drilled to a depth of nearly 400 meters below the surface and is still open at depth. Drilling at La Union has reached only a depth of 125 meters, with the deepest holes intersecting high-grade mineralization. Additional drilling is clearly warranted in both of these highly prospective areas. While they are open geologically, both the San Miguel and La Union resource areas are limited down-dip, by concession boundaries. In both cases the down-dip (and in the case of San Miguel the southeast) extension of the two systems pass beneath concessions controlled by Penoles.

No assurance can be made that we will be able to enter into a joint venture or other exploration agreement with Penoles. As a result our ability to conduct exploration activities on certain resource areas may be limited.

Vidette Lake

Summary

We have acquired an option to acquire a group of three cell mineral claims known as the Vidette Lake property (“Vidette Lake”), which represents a core portion of an intermediate stage high grade gold exploration project located 70 kilometer northwest of the city of Kamloops, British Columbia, Canada. Mineral rights to the roughly 500 hectare property. The property covers one kilometer of strike length of a five kilometer long structural zone which contains nine occurrences of quartz-sulphide veins and possible porphyry copper style mineralization within the core portion of the structural zone covered by the Vidette Lake property.

The surface rights over most of the Vidette Lake property are held by the Government of British Columbia as crown land. Similar to elsewhere in British Columbia, no permit is required for non-mechanized exploration, but a valid permit is required to undertake any mechanized work on the Nahmint property, which is part of the Vidette Lake property. Such permits are issued by the Inspector of Mines at the Kamloops-based South Central Regional Office, Health and Safety Branch, Mining and Minerals Division, B.C. Ministry of Energy Mines and Petroleum Resources.

The regional geology of the Vidette Lake area consists of mafic volcanic rocks of the Upper Triassic Nicola Group locally exposed in a window eroded through younger, flat-lying Miocene sedimentary rocks and plateau basalts of the Chilcoten Group, coincident with a northwest trending Miocene channel containing the structural zone and the quartz-sulphide vein deposits within the underlying Nicola rocks. The Nicola rocks are locally intruded by granodiorite plugs possibly related to the Triassic to Jurassic Thuya batholith, and also to the vein and possible porphyry copper mineralization.

The area surrounding and including Vidette Lake has seen very limited modern, systematic exploration work programs. The recognition of spatial and genetic relationships between epithermal and porphyry deposits has since improved tremendously, as have the techniques to explore, develop and mine them. Management believes the potential exists both on the property and in the area to develop viable, new mineral resources of gold, silver, copper and/or molybdenum that could be permitted, mined and processed. A multi-faceted work program will be needed to delineate and expand known high grade vein type occurrences in the immediate area of the Vidette Lake. We have not yet budgeted any funds for these activities.

Vidette Lake Property Location

Williams Lake
93C
93B
93A
83D
83C
92P
92O
92N
92M
82N
Vidette Lake Property
Revelstoke
Kamloops
Enderby
Armstrong
82L
82K
92I
92J
92K
Vernon
Merritt
Kelowna
Penticton
82E
82F
92H
92G
Castlegar
Trail
Greenwood
Grand Forks
Parksville
Nanaimo
Burnaby Coquitlam
Surrey
Chilliwack
Abbotsford
White Rock
0
45
90 km
Map center: 50°33' N, 120°54' W

Fort St. John
Terrace
Quesnel
Williams Lake
Revelstoke
Vernon
Vancouver
Trail
Victoria

Legend

Provincial Boundary (1:2M)

- Boundary (International)
- Boundary (Interprovincial)

NTS Grid

Transportation - Points (1:2M)

- Airstrip
- Ferry Route
- Seaplane Custom Port

Transportation - Lines (1:2M)

- Ferry Route
- Road - Trunk
- Road - Main
- Road - Local
- Bridge
- Rail Line

Water - Points (1:2M)

- Falls
- Dam

Water - Lines (1:2M)

- River/Stream - Definite
- River/Stream - Left Bank
- River/Stream - Right Bank
- Dam
- Lake - Definite
- Icefield
- Island - Definite
- Coastline - Definite

Water - Polygons (1:2M)

- River/Stream - Definite
- Lake - Definite
- Island - Definite

Major Cities

Scale: 1:2,500,000

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current, or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION.

Property Location Map

History

The area of the Vidette Lake property has an extensive history of exploration and minor mineral production. Descriptions of gold-silver-copper mineralization from the underground workings at the Vidette Lake property and surrounding regions are based primarily on historical data compiled in the British Columbia Minister of Mines reports from 1931 to 1940. Since most of the work was done on crown granted mineral claims which did not require assessment work, many details of the deposits and excavations are largely unknown.

As far back as 1931, a series of narrow gold-bearing quartz veins around Vidette Lake were discovered. This led to the completion of an access road and several open cuts, and began sinking an inclined shaft and installing a treatment plant on the north side of Vidette Lake. In 1933, underground development and mining began. Throughout the 1930s, underground mining continued, consisting of drifting, sinking and diamond drilling, including commencement of a cross cut heading south under Vidette Lake to connect with the Dexheimer Vein workings. The Vidette Mine produced and milled 5,917 tons of ore yielding average grades of 17 grams per ton gold, 17 grams per ton silver and 0.037% copper, according to the B.C. Minister of Mines Annual Report for 1939.

During the 31 year period from 1941 to 1971, no exploration or other work is known to have been documented for the Vidette Lake area. From 1972 through 2006 various companies undertook regional soil geochemistry and prospecting programs in the areas surrounding Vidette Lake. Quartz veins were discovered consisting of gold, silver and copper. Reconnaissance ground magnetic and induced polarization surveys, targeting porphyry type mineralization were also undertaken. Exploratory drilling activities also took place on these surrounding properties.

In the 1980s, ongoing soil geochemistry programs, underground continued on the Vidette Lake property. Underground geological mapping and chip samplings, induced polarization geophysical surveys and drilling took place. There was little activity on the Vidette Lake property or on any surrounding properties until 2006 at which time an induced polarization ground geophysical survey and 34 meters in 1 diamond drill hole failed to penetrate into the Triassic Nicola volcanics and was abandoned in an area surrounding Vidette Lake.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

The Vidette Lake property is located about 70 kilometers northwest of Kamloops and 45 kilometers north of Savona, British Columbia. Access to the property is by an all-weather gravel road along the Deadman River valley which starts at the Trans-Canada Highway No.1 seven kilometers west of Savona, or 25 kilometers east of Cache Creek. The local infrastructure is good with extensive logging roads over most of the Vidette Lake property, and the surrounding area. Basic short term accommodations are available at the Vidette Gold Mine Resort located on the property, as well as in Savona located 45 kilometers to the south and in Cache Creek located 60 kilometers to the southwest. Kamloops is a community of 80,000 people and is the principal mine service hub of central British Columbia. Skilled exploration and mining personnel, equipment and services are available in Kamloops and the surrounding area.

The property straddles the locally northwest-southeast trending, steeply incised valley containing Deadman River, Vidette Lake and Hamilton Creek, surrounded by the flat lying Bonaparte-Tranquille Plateau. Elevations range across the property from about 900 meters at Vidette Lake to about 1,100 meters on the plateau. The valley scarps are steep to precipitous and covered by grasses and mixed coniferous forests, with the southwest side of the valley generally steeper and more difficult to traverse. The plateau is mainly flat, open and park-like, easily traversed by foot or with vehicles, and covered by a thick 10 to 15 meter thick mantle of glacial and fluvio-glacial material. Abundant fresh water sources occur throughout the year in the valley, available through appropriate permits for exploration or mining purposes. The Vidette Lake property is situated within the designated Pine Beatle Infestation Zone, subject to the enhanced 30% British Columbia Mineral Exploration Tax Credit.

The climate in the area is moderate, with warm summers (10-200C), cool winters (-1000C), and relatively dry throughout the year averaging about 300 millimeters of annual precipitation, mainly as rain. Minor snowfall accumulations at higher elevations linger along north-facing slopes well into the spring. Exploration is possible year round over most of the Vidette Lake property.

Geological Setting

Regionally the Vidette Lake area is situated in the south-central portion of the Quesnel Trough, named after the Triassic-Jurassic island arc terrane of Quesnellia. The area is also situated in a direct line between the producing Gibraltar and Mount Polley deposits 150 kilometers to the northwest and the soon-to-be producing Iron Mask area deposits of New Afton and Rainbow 50 kilometers to the southeast. The Quesnel Trough is currently the focus of Geoscience British Columbia’s multi-disciplinary and multi-faceted Quest project, designed to help stimulate exploration in the region by providing new geoscience data and interpretation, specifically in areas of post mineral cover rocks. This is the case of the Vidette Lake area, where more than half the area of prospective basement rocks is hidden by a relatively thin veneer of flat-lying, post-mineral Eocene-Miocene volcanic and sedimentary rocks. Therefore, the understanding of the regional geological setting is at a time of flux as new public geoscience data is released, and ongoing exploration projects generate new discoveries.

The Vidette Lake area is underlain by mafic volcanics of the Upper Triassic Nicola Group exposed in a window eroded through flat lying Miocene sedimentary rocks and plateau basalts of the Chilcoten Group. The uppermost Chilcoten Group strata comprise an extensive layer of plateau basalts of the Chasm Formation, underlain by volcanic ash and fluviatile and lacustrine sedimentary strata of the Deadman River Formation which occupy a northwest trending Miocene channel. Locally, the Nicola rocks are intruded by porphyritic biotite-hornblende granodiorite plugs and dikes which are probably related to the Triassic to Jurassic Thuya batholith. Nicola Rocks are generally augite andesite commonly altered to chlorite-rich or carbonatized greenstones, however, contact metamorphism has developed garnet-diopsideactinolite skarn or tactite adjacent to the intrusive rocks. Locally, siliceous cap-rocks are developed near the paleosurface within and overlying the Nicola rocks. These siliceous cap-rocks are vari-coloured and consist of cryptocrystalline massive and banded to vuggy silica, cross-cutting veins, or delicately-layered material interpreted as hot spring sinter.

Deposit Types

The Late Triassic – Early Jurassic granodioritic intrusives are directly associated with documented calc-alkalic copper-molybdenum-gold porphyryC and related low-F molybdenum porphyrym, skarnS, redbedR, and epithermalE, polymetallicP or quartzQ vein deposits; and the syenitic-monzonitic intrusives are directly associated with many known alkalic copper-gold porphyryA deposits within the central Quesnel Trough, including the Vidette Lake Region. The host rocks for these deposits are mainly the Upper Triassic Nicola Group volcanic rocks, and rarely the Harper Ranch sedimentary rocks. The younger Eocene and Miocene rocks post-date all metallic mineralization in the region and are barren.

Mineralization

The limited examples of in-situ mineralization observed, mapped and sampled at the former Vidette Mine display textural, mineralogical and geochemical characteristics of both low sulphidation Epithermal Au-Ag veins and (mesothermal) Au-Quartz Veins. The veins are locally vuggy with open-space textures typical of epithermal veins as well as weakly banded with local crack and seal textures typical of mesothermal veins. The samples all contain significant calcite (1-10% Ca), indicative of both deposits types but more significantly useful for mitigating potential acid rock drainage from excavated exposures, waste rock piles and mine tailings. The vein samples also contain minor sulphides (0.7-1.2% S) consisting mainly of pyrite (2-8% Fe) and chalcopyrite (553600 ppm Cu), also indicative of both deposit types. The vein samples also contain variably elevated indicator element geochemistry values of Mo (1-32 ppm), Pb (6-60 ppm), Mn 200-2000 ppm), Ba (150-650 ppm) and Te (17 ppm). The main economic elements of interest in the vein samples are Au (15 ppb-25 ppm) and Ag (<0.5-30 ppm).

Adjacent Properties

The cell mineral claims of the Vidette Lake property are completely surrounded by other mineral tenures, all in good standing as shown in British Columbia Mineral Titles Online (M.T.O.). Immediately to the east of the Vidette Lake property lies the group of twelve legacy mineral claims totalling 675 hectares.

Immediately to the north of the Vidette Lake property lies a large group of 36 cell mineral claims totalling 17,038 hectares.

Immediately to the south of the Vidette Lake property lies another large group of cell mineral claims; and immediately west of the Vidette Lake property are several small groups or single cell mineral claims held by individuals.

Planned Exploration Program

We have not yet budgeted any funds for development of the Vidette Lake property. However, based upon the historical mining operations both at Vidette Lake and surrounding areas and independent geologists, we believe that to fully explore potential opportunities at Vidette Lake, we will have to implement hand or power trenching. Power washing would permit representative sampling of the rock exposures. It may also be possible to test for possible extensions of known veins from surface. This would help us determine whether to undertake the more difficult and expensive underground work. The mine tailings allegedly located within Vidette Lake represent an exploration target for possible secondary recovery of gold, silver, copper and tellurium, which could readily be tested from the lake surface, either in winter from the ice or in summer from a boat.

The Vidette Lake property will initially target known clusters of high grade, primarily gold-bearing vein structures and their projections. If we implement an exploratory program at Vidette Lake, our focus will be on structural and geologic mapping within the claim areas and sampling for geochemical analysis as well as GIS compilation of historical data and location of historical occurrences. Regional prospecting in the area surrounding the current claims will be ongoing. Currently, the field crew consists of two geologists and one prospector. To date, a total of 103 samples have been taken for geochemical analysis from within the claims as well as a total of 70 regional samples. Geologic and structural mapping have identified several areas of interest for follow up by drill testing. Results from geochemical analyses are currently pending.

Subsequent Events

Klondex

On July 20, 2009, Paramount and Klondex Mines Ltd.(“Klondex”) entered into a binding letter agreement (the “Letter Agreement”) to combine the two companies under a plan of arrangement structure, subject to certain stockholder/shareholder approvals and other approvals (the “Transaction”). Pursuant to the Letter Agreement, each Klondex share was to be exchanged for 1.45 Paramount shares of common stock, implying a purchase price of C$2.32 per Klondex common share using closing share prices for both companies on the TSX on July 17, 2009. Both Paramount and Klondex agreed to obtain support agreements from each of their respective directors and certain of their shareholders/stockholders to vote any shares which they control in favor of the Transaction.

Under the terms of the Transaction, Klondex shareholders were to receive 1.45 shares of common stock of Paramount for each common share of Klondex. All options and warrants of Klondex outstanding at the time of the Transaction were to be exchanged for options and warrants of Paramount on the same basis. On closing of the Transaction, Klondex was to become a wholly-owned subsidiary of Paramount. Following closing of the Transaction, one Klondex director was to join the Paramount Board of Directors. The letter agreement setting out the Transaction included a commitment by Klondex not to solicit alternative transactions to the proposed Transaction. Paramount was also provided with certain other rights customary for a transaction of this nature, including the right to match competing offers made to Klondex. The letter agreement also provided a reciprocal break fee of US$2.85 million to be payable by each of the parties under certain circumstances. The letter agreement provided a basis for the preparation of a definitive agreement which also included representations and warranties and covenants customary for a transaction of this nature.

In a press release dated September 24, 2009, Klondex formally terminated the Letter Agreement. Klondex stated that Paramount’s public disclosure record as of November 20, 2009 contained material misstatements and omissions regarding the inferred resource at Paramount’s San Miguel Project in Mexico. Further, Klondex stated that it believes it is entitled to a reverse break fee of US$2.85 million plus damages.

Management of Paramount has stated that it believes Klondex’s claim is without merit and the issues raised by Klondex regarding Paramount’s technical report are minor in nature and have no adverse impact on the valuation of the San Miguel Project.

On October 2, 2009 Parmount filed a Statement of Claim in the Surpeme Court of British Columbia, Canada (the “Statement of Claim”) naming Klondex as the defendant and alleged that Klondex acted in bad faith and in breach of the Letter Agreement. As a result, Paramount is entitled to the $2.85 million break fee along with damages for breach of contract and additional damages for malicious falsehood and defamation.

Funding

On October 15, 2009 Paramount closed a public offering of 18.4 million shares of its common stock at an offering price of $1.25 per share. We received net proceeds of approximately $21.7 million. the net proceeds will be used to further explore and develop the San Miguel project, investigate new precious metals projects and for general working capital. FCMI Financial Corporation, a Toronto based corporation controlled by Albert D. Friedberg and the Company’s largest stockholder, purchased 4 million shares of common stock in the offering at the public offering price.

Dahlman Rose & Company, LLC of New York was book-running manager for the offering, Blackmont Capital Inc., of Toronto was joint lead-manager, and Sutter Securities Incorporated of San Francisco participated as a selling group member.

Legal Proceedings

Except as set forth in the Statement of Claim, Paramount is not involved in any material legal proceedings, other than ordinary routine litigation incidental to Paramount’s business.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Paramount incorporates by reference Management’s Discussion and Analysis of Financial Condition and Results of Operations set forth in its annual report on Form 10-K for the year ended June 30, 2009, filed with the SEC on September 28, 2009.

EXECUTIVE OFFICERS AND DIRECTORS

Paramount’s executive officers and directors are:

Name	Age	Position	Held Since
Christopher Crupi	(40)	CEO/Director	2005
Charles W. Reed	(65)	VP/Director	2005
Dr. John Carden	(61)	Director	2006
Michel Yvan Stinglhamber	(76)	Director	2007
Robert Dinning	(70)	Director	2008
Rudi P. Fronk	(50)	Director	2009
Eliseo Gonzalez-Urien	(68)	Director	2009
Lucie Letellier	(48)	CFO	2007
Michael Clancy	(44)	Secretary	2007
Christopher Reynolds	(45)	Director Nominee

COMPENSATION OF OFFICERS AND DIRECTORS

Overview

Overview of Compensation Program

Our compensation philosophy is based on our belief that our compensation programs should: be aligned with stockholder’s interests and business objectives; reward performance; and be externally competitive and internally equitable. In order to attract quality board members in a manner commensurate with our status as an exploratory stage mining company, with no revenues, our Compensation Committee, examined studies conducted by independent industry sources in both the United States and Canada as to the level of compensation received by officers and directors. Their primary focus was with respect to compensation paid to officers and directors of mining companies which have no proven mineral reserves. Since our common stock is also traded on the TSX, our compensation committee examined public filings of companies which trade on the TSX as well as companies which file periodic reports with the SEC. The Compensation Committee also reviewed compensation studies prepared by independent consulting firms such as Spencer Davis located in Toronto, Ontario.

Our Compensation Committee studied the compensation level paid to officers and directors of more than a two dozen different resource companies. Overall compensation varied considerably. Companies paying their executive officers and directors on the high end include:

•

Ecu Silver Mining Corp.

•

Orko Silver Corp.

•

Sabina Silver Corporation

•

Silver Corp. Metals Inc.

As a group, salaries and bonuses paid to the company’s chief executive ranged from $94,000 to $294,000 with an average salary and bonus totaling $249,106. Salaries and bonuses paid to the Company’s president ranged from $208,000 to $240,000 with an average salary and bonus totaling $224,677. It should be noted that Orko Silver Corp, and Sabina Silver Corporation do not have company presidents. Salaries and bonuses paid to each company’s chief financial officer ranged from $60,000 to $142,000 with an average salary, inclusive of bonus totaling $114,000. (Salary figures are for 2007 and 2008).

With respect to option grants to each company’s chief executive officer, the market value for options ranged from $1million to $6 million with average compensation of option grants totaling $3,046,906. With respect to option grants for each company’s president, option grants ranged from $1 million to $2.3 million with an average of $1,665,000. Similarly, with respect to option grants for the company’s chief financial officers, payments ranged from $202,000 to $661,000 with an average grant of $427,6000.

Ecu Silver and Orko Silver did not pay any cash compensation to its directors. The other identified companies paid directors from $35,000 to $95,000. The principal means of compensating these directors was through stock options which ranged from $808,000 to $3.6 million with an average compensation grant for stock options totaling $2,425,799.

Compensation levels for other resource companies varied significantly in scope and range:

For example, cash compensation paid to the chief executive officer of Sierra Minerals totaled $70,000 in cash and $1 million in stock options. Virgin Metals Inc. paid its chief executive officer $170,000 in cash and $1.5 million in stock options while Starcore International Ventures, Ltd. paid their chief executive officer $66,000 in cash and $400,000 in stock options. (Salary figures are for 2006 and 2007.)

In establishing the compensation level paid to our officers and directors, the Compensation Committee attempted to achieve a balance between compensation paid to the officers and directors as compared to the compensation package offered our employees and consultants. Recognizing the need to preserve working capital for drilling operations, employees and consultants have been offered cash and equity compensation packages which has permitted us to retain skilled personnel with little employee turnover.

In making compensation decisions, we seek to achieve three objectives:

•

Providing a total compensation package which is competitive and therefore, enables us to attract and retain, high-caliber executive personnel;

•

Integrating compensation programs with our short-term and long-term strategic plan and business objectives; and

•

Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

Our Compensation Committee, determines compensation for our executive officers and directors is decided by this Committee. The Compensation Committee reviews recommendations submitted to the Committee as well as industry averages for similarly situated companies. The Committee reviews these recommendations and reports and makes recommendations.

In determining the appropriate compensation level as compared to other similarly situated mining companies, the Compensation Committee has determined that the primary goal will be to preserve its cash situation. Except for nominal consideration paid to one director, directors do not receive cash compensation for serving on the Board of Directors or for serving on any committee of the Board of Directors. Rather, the Compensation Committee’s primary objective with respect to equity compensation is to establish equity based compensation within industry guidelines. Since the Company’s objective is to retain cash, the Compensation Committee recommended to the entire Board that equity based compensation be the primary form of compensation utilized and should be within the higher range of equity based compensation.

Other Factors Considered in Establishing Compensation for Executive Officers

We are an exploratory stage mining company. We will not be generating revenues from operations for a significant period of time. As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of our performance or our individual executives. The compensation of our executive officers is based, in substantial part, on industry compensation practices, trends in the mining industry as well as the achievement of our business and the individual executive officers’ objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

It is the responsibility of our Compensation Committee to make recommendations to our Board of Directors with respect to appropriate levels of compensation.

Annual Salary

We pay an annual salary to our employees and the executive officers as consideration for fulfillment of certain roles and responsibilities.

Determining Annual Salary

Increases to annual salary reflect a reward and recognition for successfully fulfilling the position’s role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. We grant stock options on a broad basis to encourage all employees to work with a long-term view. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees.

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

Severance Benefits

We currently do not offer any type of severance program for our executive officers or employees. As we expand our operations, and on the recommendation of our Compensation Committee, we may implement such a plan to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored workforce reduction or a change in control of our company.

Based upon the above stated policies and industry norms, the Compensation Committee has determined that since directors ordinarily do not receive cash compensation, and our executive officers receive less than industry averages with respect to cash compensation, overall equity consideration should be within industry guidelines, but generally higher than industry average. The Compensation Committee believes that the overall cash and equity compensation paid to officers and directors meet these mandates and is in-line with similarly situated exploratory stage mining companies.

Compensation of Paramount Officers

The Company has no formalized any employment agreement with Mr. Crupi, Ms. Letellier, or Mr. Reed. Rather, our Compensation Committee meets annually to recommend a salary commensurate to their experience, service and contributions to the Company. The Compensation Committee and the entire Board of Directors has not established any quantifiable criteria with respect to the level of either the stock grants or options. Rather, the Compensation Committee evaluates both cash, stock grants and stock options paid to similarly situated mining companies.

With respect to stock grants and options issued to the Company’s officers the Nominating Committee considered an overall compensation package that included both cash and stock based compensation which would be in line with the Company’s overall operations and compensation levels paid to similarly situated mining companies.

All stock options were granted at the market on the date of grant. Under Generally Accepted Accounting Principles (“GAAP”) we were required to value these grants based on the date of grant. The dollar value of both the stock options and the stock awards are accounting entries and do not necessarily reflect actual compensation received by any of our officers.

The Company has no formalized any employment agreement with either Mr. Crupi or Mr. Reed. Rather, our Compensation Committee meets annually to recommend a salary commensurate to their experience, service and contributions to the Company.

The following table discloses compensation paid during the fiscal years ended June 30, 2009 and 2008 to (i) the Company’s Chief Executive Officer, (ii) chief financial officer and (ii) individual(s) who were the only executive officers, other than the Chief Executive Officer or Chief Financial Officer, serving as executive officers at the end of fiscal year whose total salary and bonus exceeded $100,000 (the “Named Executive Officers”). No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to these executive officers during these fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Option Awards ($) (1)(2)(3)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher Crupi	2009	184,000	58,830	27,000	40,996	—	—	—	310,826
Pres/CEO, Director	2008	156,000	—	792,000	560,000	—	—	—	1,508,000
Charles Reed	2009	150,000	—	68,020	40,996	—	—	—	259,016
V.P./Dir	2008	166,000	—	79,200	560,000	—	—	—	805,200
Lucie Letellier	2009	81,474	—	—	—	—	—	—	81,474
CFO	2008	125,000	—	—	210,000	—	—	—	335,000
Michael Clancy	2009	—	—	59,000	—	—	—	—	59,000
Secretary	2008	—	—	—	105,000	—	—	—	105,000

———————

(1)

The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with SFAS No. 123R. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(2)

Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements. Our audited financial statements have been filed with the Commission and included in our Annual Report for the years ended June 30, 2009 and 2008.

(3)

All stock option awards are fully vested.

Outstanding Equity Awards at Year End

The following table provides information regarding stock options held by our executive officers”. As of June 30, 2009 each of our officers has been granted the following options:

	Option Awards
Name	No. of Securities Underlying Options	Expiration Date	Exercise Price
Charles W. Reed	400,000	8/22/12	$0.65
	400,000	10/31/11	$0.65
	200,000	3/23/13	$0.65
Christopher Crupi	400,000	8/22/12	$0.65
	400,000	11/30/11	$0.65
	200,000	10/13/11	$0.65
Michael Clancy	75,000	8/22/12	$0.65
Lucie Letellier	150,000	8/22/12	$0.65

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of October 22,  2009, on which date there were 101,423,650 shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by the named individual, by (i) each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information, (ii) each of our “named executive officers” and directors, and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners:

Name	No. of Shares of Common Stock and Options (13)	No. of Options	Percent of Class(15)
Christopher Crupi (1)	4,768,900	1,000,000	5.74
Garibaldi Resources Corp. (2)	6,000,000	—	5.94
Rudi Fronk (3)	100,000	—	—
Charles Reed (4)	1,572,000	1,000,000	*
Michel Yvan Stinglhamber (5)	322,343	200,000	*
FCMI Financial Corp.(6)	28,000,000	12,000,000(16)	27.60
John Carden (7)	345,000	200,000	*
Eliseo Gonzalez-Urien (8)	160,000	160,000(17)	*
Michael Clancy (9)	175,000	75,000	*
Lucie Letellier (10)	292,460	150,000	*
Robert Dinning (11)	250,000	160,000	*
Mineral Fields Group (12)	7,272,726	3,636,362	7.17
Fronk Family Foundation (14)	100,000	—	*
Christopher Reynolds (18)	––
(All officers and directors as a group 9 persons)	7,985,703	—	7.87

———————

* Less than 1%

(1)

The business address for Mr. Crupi is c/o Paramount Gold and Silver Corp., Suite 110, 346 Waverley Street, Ottawa, Canada K2P 0W5.

(2)

The mailing address for Garibaldi Resource Corp. is 301-788 Beatty St., Vancouver, BC V6B 2M1.

(3)

Mr. Fronk has a 7.5% profit participation in the 12,000,000 common shares of Paramount currently owned by FCMI Financial Corporation (“FCMI”), subject to certain exceptions as to an additional 12,000,000 common shares underlying warrants. In computing FCMI’s gain on sale of its common shares, the shares would be valued at their cost, plus annual percentage increases to the cost, ranging from 10% to 20% per annum. The decision to sell said common shares, and also to vote them, is at the sole discretion of FCMI. Mr. Fronk’s business address is c/o Seabridge Gold Inc., 106 Front Street East, 4th Floor, Toronto. ON M5A 1E1 Canada.

(4)

The mailing address for Charles Reed is 4905 N. Calle Faja,Tucson, Arizona. Mr. Reed is not seeking reelection as a director.

(5)

The mailing address for Michel Yvan Stinglhamber is Fraccionamiento La Piedra, “Malecon por El Moro” Privada Pelicano 2, La Paz-”Baja California Sur” C.P. 23010 Mexico.

(6)

The mailing address for FCMI Financial Corp. is Suite 250, BCE Place, 181 Bay Street, Toronto, Ontario, Canada M3J 2T2.

(7)

The mailing address for John Carden is 925 N. Homestead Drive, Liberty Lake, WA 99019.

(8)

The mailing address for Eliseo Gonzalez-Urien is 10911 Corp Ranch Road, Ashland , Oregon 97520.

(9)

The business address for Michael Clancy is 160 Elgin Street, Ottawa, Ontario Canada K1P 1C3

(10)

The mailing address for Lucie Letellier is 679 Route 105, Chelsea, Quebec, Canada J9B 1L2

(11)

The mailing address for Robert Dinning is #12-1900 Indian River Creek, North Vancouver, British Columbia Canada V7G 2R1

(12)

The mailing address for Mineral Fields Group is Suite 210, 110 Finch Avenue West Toronto, Ontario, Canada M3J 2T2.

(13)

Under Exchange Act Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 31, 2009.

(14)

Mr. Fronk is a beneficiary and has shared voting power with his spouse in the Foundation

(15)

Based on the number of currently issued and outstanding shares of common stock and warrants owned by the shareholder as a fraction of the total number of issued and outstanding shares of common stock.

(16)

FCMI beneficially owns 16,000,000 outstanding shares, and presently exercisable warrants to purchase 12,000,000 shares at $CDN 1.05 per share.  In connection with the Company’s public offering completed on October 15, 2009, FCMI agreed that for a period of 90 days from October 8, 2009,  FCMI will not, without the prior written consent of Dahlman Rose & Company, LLC, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of our common stock or any securities convertible into or exchangeable for  our common stock or engage in certain other transactions having a similar effect.  Such 90-day period may be extended for up to 34 additional days if we make a public announcement of certain events prior to expiration of the 90-day period.

(17)

Stock options vest as to 1/3rd upon ten day closing trading values of $2.00, 1/3rd upon ten day closing trading values of $2.50 and 1/3rd upon 10 day closing trading values of $3.00. (The ten days do not have to be a consecutive ten day period

(18)

Director Nominee

The following table is a summary of our equity compensation plans as of June 30, 2009:

Equity Compensation Plan Information (1)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,385,000	$0.99	1,120,000
Equity compensation plans not approved by security holders (1)	3,202,000	$0.65	618,462
Total	4,587,000	$0.75	1,738,462

———————

(1)

Represents our 2006/07 Stock Incentive and Compensation Plan the terms and conditions of which are similar in all material respects to our 2008/09 Stock Incentive and Compensation Plan.

At the annual meeting of stockholders held on February 24, 2009, our stockholders authorized the Board to reset the exercise price of all our outstanding stock options. The reset price would be equal to the greater of $0.50 per share or the closing bid price of our common stock on the effective date which the Board chooses to reprice the options. The effective date for the pricing of our options was February 24, 2009 and the new exercise price of our options is $0.65 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the year ended June 30, 2009, directors received payments on account of professional fees and reimbursement of expenses in the amount of $478,939 (2008: $437,178).

During the year ended June 30, 2009, the Company issued 458,095 common shares to directors (2008- 245,000 common shares) for services rendered at trading value of $0.36 to $0.65 (2008 - $1.75 to $1.98) per share for total consideration of $262,428 (2008 - $473,600).

During the year ended June 30, 2009 the Company made payments of $87,885 pursuant to a premises lease agreement with a corporation having a shareholder in common with a director of the company.

At year end the company has $30,453 owing to officers and directors of the company.

In connection with the Company’s announcement of the Letter Agreemetn with Klondex, FCMI Financial Corporation, then the beneficial owner of 25.4% of our common stock, committed to provide us with between CDN $5  million and CDN $15 million in financing to fund future development projects.  Pursuant to this commitment, FCMI purchased 4,000,000 shares of our common stock in our public offering in October 2009.  See “Business”-Subsequent Events-Funding.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us that no other reports were required during the year ended June 30, 2009, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

MATTERS RELATING TO CORPORATE GOVERNANCE

The Board and its Committees

Our Board currently consists of seven directors. They are: Christopher Crupi, Charles “Bill” Reed, Dr. John Carden, Michel Yvan Stinglhamber, Robert Dinning, Rudi P. Fronk and Eliseo Gonzalez-Urien. The rules of the NYSE Amex require that a majority of our directors be independent directors. The Board has determined that Dr. Carden and Messrs. Stinglhamber, Fronk, Eliseo Gonzalez-Urien are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the NYSE Amex rules. Mr. Reynolds will also be considered an “independent director”.

During our last fiscal year, our Board met a total of 22 times.  Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve]. Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available telephonically.  At our last annual meeting held on February 24, 2009, Mr. Crupi was present in person and all other directors were available telephonically.

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•

Audit Committee: Robert Dinning (chairman), Michel Yvan Stinglhamber and John Carden

•

Compensation Committee: Robert Dinning (chairman), John Carden and Rudi Fronk

•

Nominating Committee: Rudi Fronk (chairman), Michel Yvan Stinglhamber and Eliseo Gonzalez-Urien

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below. Our Audit Committee met a total of four times during the last fiscal year. Our Nominating Committee met once during the last fiscal year and once subsequent to year end. Our Compensation Committee met once during the last fiscal year.

Copies of the charters of each of these committees are available on Paramount’s website located at www.paramountgold.com.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The primary purpose of the Nominating Committee is to identify and recommend individuals qualified for nomination to serve on our Board. Some of the criteria which we deem important to the nomination process include: work experience, reputation, ability to interact with current directors, and availability for meetings and for general corporate input.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountgold.com.

Board of Directors and Compensation of Directors

Director Compensation

Our policy with respect to director compensation is similar to our compensation policy which we apply to our executive officers. Specifically, we try to utilize equity-based compensation packages. We grant equity-based compensation to attract, motivate, engage and retain highly qualified directors. We do provide nominal cash compensation to one of our directors who devotes significant time and efforts to our operations. In addition, in the case where a director provides extraordinary services, such as in connection with securing corporate financing, a director will be compensated accordingly.

We pay Mr. Stinglhamber a monthly stipend in consideration for his numerous trips to our mining projects and his efforts to locate additional drilling sites. While we have classified this as a fee paid in cash, a significant portion of this salary is attributable to unreimbursed out of pocket expenses.  We will also provide cash compensation to directors who identify potential funding sources, participate in negotiating the transaction and work with our investment bankers to finalize significant financings. As indicated in the table below, we paid Mr. Hachey a cash fee of $870,000 in connection with our financing in March 2007 totaling approximately $21.7 million.

Our Compensation Committee also determined that directors should be treated equally, that each director brings unique talents to the Board and that authorizing disproportionate compensation to the various directors would create dissention and ultimately hinder Paramount’s growth. Different levels of stock based compensation as set forth in the table below were based on the value of our common stock on the date of grant and represent a one-time payment in consideration for their services on the Board of Directors. Similarly, the Compensation Committee felt that depending upon the length of service to the Board, stock option grants should be equitable for all directors. Additional stock options were granted for serving on the various board committees and in consideration for serving as a committee chairman. Differences in the dollar value of the option grants were based on the date of grant.

It should be noted that the stock grants were awarded on the condition that the shares of common stock could not be sold for a period of one year. By requiring a one year holding period, our directors were given the incentive to strive for stockholder value despite declining market conditions. All stock options were granted at the market on the date of grant. Under US GAAP, we were required to value these grants based on the date of grant. The dollar value of both the stock options and the stock awards are accounting entries and do not necessarily reflect actual compensation received by any of our directors.

The following table discloses compensation paid to our directors during the last fiscal year.

Director Compensation for the Fiscal Year Ended June 30, 2009

Name (1)	Fees paid or earned in cash ($)	Stock awards ($)(2)(3)	Option awards ($)(2)(3)	Total ($)
John Carden	10,000	27,045	4,100	41,145
Michel Yvan Stinglhamber	24,000	41,184	4,100	69,284
Rudi Fronk	—	—	—	—
Eliseo Gonzalez-Urien	—	—	14,277	14,277
Daniel Hachey (4)	—	54,000	4,100	58,100
Ian Talbot (4)	—	—	—	—
Robert Dinning	—	59,618	22,548	82,166
Christopher Reynolds (5)	––	––	––	––

———————

(1)

Compensation for Messrs. Crupi and Reed is included in the Summary Compensation Table.

(2)

The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with SFAS No. 123(R). These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named directors.

(3)

Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements. Our audited financial statements have been filed with the SEC and included in our Annual Report for the years ended June 30, 2009 and 2008.

(4)

Mr. Hachey resigned from the Board on March 20, 2009 and Mr. Talbot resigned from the Board on March 11, 2009.

(5)

Director Nominee

Corporate Governance

The directors believe that one of their primary responsibilities is to promote a culture of ethical behavior throughout Paramount by setting examples and by displaying a sustained commitment to instilling and maintaining deeply ingrained principles of honesty and decency. Consistent with these principles Paramount has, among other things, adopted:

•

written charters for our Audit Committee, Compensation Committee and Nominating Committee; and

•

a Code of Ethics for our officers, directors and employees.

The committee charters and Code of Ethics is available on Paramount’s website located at www.paramountgold.com. Copies of these documents are also available upon written request to Paramount’s Secretary. Paramount will post information regarding any amendment to, or waiver from, its Code of Ethics on its website.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board will adopt changes to policies and practices that are in the best interests of Paramount and as appropriate to comply with any new requirements of the Commission or any Exchange listing requirements.

Director Independence

As part of Paramount’s Corporate Governance Guidelines and in accordance with the NYSE Amex rules, the Board has established a policy requiring a majority of the members of the Board to be independent. The Board has determined that Dr. Carden and Messrs. Fronk and Gonzalez-Urien, Stinglhamber and Dinning satisfy any listing standards as well as Paramount’s independence standards.

Communications with the Board

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold and Silver Corp., 346 Waverley Street, Ottawa, Ontario Canada K2P 0W5. Attn: Christopher Crupi. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.]

Audit Committee

The Audit Committee currently consists of Dr. Carden and Messrs. Stinglhamber and Dinning, with Mr. Dinning serving as chairman. Prior to Mr. Talbot’s resignation from the Board on March 11, 2009, the Audit Committee consisted of Dr. Carden and Messrs. Talbot, Stinglhamber and Dinning, with Mr. Dinning serving as chairman. During fiscal 2009, the Audit Committee held four meetings. The Board has determined that each member of the Audit Committee is independent under NYSE Amex rules and Rule 10A-3 under the Exchange Act. Each member of the audit committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Dinning is an “audit committee financial expert” within the meaning of applicable SEC regulations.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications and independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•

acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;

•

appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;

•

pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and

•

acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter. In accordance with the NYSE Amex rules, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Following is a report of our Audit Committee for the fiscal year ended June 30, 2009.

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of three directors who are neither officers nor employees of Paramount. All members of the Committee are independent for purposes of Audit Committee service.

In connection with its review of the audited financial statements appearing in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2009, the Audit Committee:

•

discussed the audited financial statements with Paramount’s management and Paramount’s independent auditors, HLB Cinnamon Jang Willoughby & Company;

•

discussed with Paramount’s independent auditors those matters required to be discussed under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

received and reviewed the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with our independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2009, as filed with the SEC on September 28, 2009.

The Audit Committee has selected and engaged HLB Cinnamon Jang Willoughby & Company as our independent auditor to audit and report to Paramount’s stockholders on Paramount’s financial statements for the fiscal year ending June 30, 2010.

This report is submitted by the members of the Audit Committee.

Members of the Audit Committee

Robert Dinning (Chairman)

John Carden

Michel Yvan Stinglhamber

Compensation Committee

The Compensation Committee currently consists of Dr. Carden and Messrs. Dinning and Fronk, with Mr. Dinning serving as chairman. Prior to Mr. Talbot’s resignation from the Board on March 11, 2009 and Mr. Hachey’s resignation from the Board on March 20, 2009, the Compensation Committee consisted of Dr. Carden and Messrs. Talbot and Hachey, with Mr. Talbot serving as chairman. The Compensation Committee met once during the fiscal year ended June 30, 2009.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

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evaluating the performance of and establishing compensation for Paramount’s Chief Executive Officer;

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establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;

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making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and

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approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s responsibilities include recommending to the Board a compensation package for the Company’s chief executive officer. The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Nominating Committee

The Nominating Committee currently consists of Messrs. Stinglhamber, Fronk and Gonzalez-Urien, with Mr. Fronk serving as chairman.  All members of the Nominating Committee are independent directors. Prior to Mr. Talbot’s resignation from the Board on March 11, 2009 and Mr. Hachey’s resignation from the Board on March 20, 2009, the Nominating Committee consisted of Messrs. Talbot, Stinglhamber and Hachey, with Mr. Talbot serving as chairman.

During the fiscal year ended June 30, 2009, the Nominating Committee met once and another time subsequent to year end.

The Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board. The Nominating Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Nominating Committee, including director candidates submitted by Paramount’s stockholders.

The Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year. The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the annual meeting.

To date, our Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Nominating Committee considers a number of factors, including the following:

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personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;

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reputation in a particular field or area of expertise;

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current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;

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the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

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the skills and personality of the nominee and how the Nominating Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

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the willingness to represent the best interests of all of Paramount’s stockholders and not just one particular constituency; and

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diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

COMPARATIVE MARKET PRICES AND DIVIDENDS

Paramount’s common stock began trading on the American Stock Exchange (now known as the NYSE Amex Equities) on August 1, 2007 under the symbol “PZG.” Paramount’s common stock also trades on the TSX under the same symbol and on the Deutsche Börse under the symbol “P6G.” There is a limited market for our common stock. Prior to trading on the NYSE Amex, Paramount’s common stock traded on the Over-the-Counter Bulletin Board.

Until August 26, 2005, there was no posted bid or ask price for our common stock when we began to trade on the Over-the-Counter Bulletin Board. The following table sets forth the high and low prices for our common stock for the periods indicated:

	High	Low
Year Ending June 30, 2010
First Quarter (through September30, 2009)	$1.55	$1.17
Year Ended June 30, 2009
First Quarter	$1.75	$0.64
Second Quarter	$0.64	$0.26
Third Quarter	$0.88	$0.36
Fourth Quarter	$1.88	$0.70
Year Ended June 30, 2008
First Quarter	$3.00	$2.13
Second Quarter	$2.57	$1.70
Third Quarter	$2.56	$1.81
Fourth Quarter	$1.99	$1.38
Year Ended June 30, 2007
First Quarter	$3.20	$1.80
Second Quarter	$2.57	$1.95
Third Quarter	$3.04	$2.07
Fourth Quarter	$3.04	$2.13

The reported bid quotations reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

On November 20, 2009, the last trading day for which information was available prior to the date of this proxy statement, the high and low sale prices for Paramount common stock as reported on the NYSE Amex were $1.32 and $1.25 per share, respectively, and the closing sale price on that date was $1.29. Paramount’s stockholders should obtain a current market quotation for Paramount common stock before making any decision with respect to the Proposals. On September 30, 2009, there were approximately 107shareholders of record of Paramount common stock and in excess of 6,000 beneficial holders.

Holders of Paramount common stock are entitled to receive such dividends as our Board of Directors may declare from time to time from any surplus that we may have. We have not paid dividends on our common stock since the date of our incorporation and we do not anticipate paying any common stock dividends in the foreseeable future. We anticipate that any earnings will be retained for development and expansion of our businesses and we do not anticipate paying any cash dividends in the foreseeable future. Future dividend policy will depend upon our earnings, financial condition, contractual restrictions and other factors considered relevant by our Board and will be subject to limitations imposed under Delaware law.

FUTURE STOCKHOLDER PROPOSALS

Stockholder Recommendations

While there are no formal procedures for stockholders to submit director recommendations, the Nominating Committee will consider candidates recommended by stockholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations must signed by the stockholder recommending the director candidate for consideration, must be submitted to the attention of Mr. Fronk, chairman of the Nominating Committee, 346 Waverly Street Ottawa, Suite 100, Ontario Canada K2P 0W5.

Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for the annual election of directors, the recommendation must be received no later than 120 days before the first anniversary of the date of mailing this proxy statement for the 2009 Meeting. Any candidates recommended by a stockholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating Committee. In considering director candidates recommended by stockholders, the Nominating Committee will also take into account such factors as it considers relevant, including the length of time that the submitting stockholder has been a stockholder of Paramount and the aggregate amount of the submitting stockholder’s investment in Paramount. Paramount has never received any recommendations for director candidates from stockholders.

Stockholder Nominations

A stockholder desiring to submit a proposal to nominate a director at the 2010 annual meeting should submit such proposal to the attention of Paramount’s Secretary, 346 Waverly Street Ottawa, Suite 100, Ontario Canada K2P 0W5, by August 31, 2010. However, under the regulations of the SEC, if the date of the 2010 annual meeting were to change by more than 30 days from the date of the 2009 Meeting, any such proposal must be received by Paramount a reasonable time before printing and mailing its proxy materials in order for the proposals to be considered for inclusion in the 2010 Proxy Statement. In either event, the proxy solicited by Paramount’s Board for the 2010 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at the meeting if Paramount has not received written notice of such proposal by the deadline.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Stockholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (if applicable), he or she may contact Paramount at 346 Waverley Street, Ottawa, Ontario Canada K2P 0W5, Attention: Secretary. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a stockholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our common stock through a bank, broker or other stockholder of record, you can request additional copies of this proxy statement or request householding by contacting the stockholder of record.

FEES AND EXPENSES

 Paramount intends to retain Mellon Investor Services as proxy solicitor in connection with the Transaction. The proxy solicitor may contact holders of Paramount common stock by mail, telephone, fax, electronic mail and personal interview and may request brokers, dealers and other nominee stockholders to forward material relating to the Paramount proposals to beneficial owners of Paramount common stock. Paramount will pay the proxy solicitor reasonable and customary compensation for these services in addition to reimbursing the proxy solicitor for its reasonable out-of-pocket expenses. Paramount has agreed to indemnify the proxy solicitor against various liabilities and expenses in connection with the Paramount proposals, including various liabilities under the U.S. federal securities laws.

Other than as set forth above, Paramount will not pay any fees or commissions to any broker, dealer or other person for soliciting proxies pursuant to the Transaction. Paramount will reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding proxy materials to their customers.

OTHER MATTERS

The Board does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before the Meeting, the proxies may use their own judgment to determine how to vote your shares.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

Paramount files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Paramount files at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Paramount’s SEC filings are also available to the public at the SEC’s website at http://www.sec.gov or at Paramount’s website at http://www.paramountgold.com under “Investors.” Unless otherwise provided below, the information provided in Paramount’s SEC filings (or available on Paramount’s website) is not part of this proxy statement and is not incorporated by reference.

The SEC allows Paramount to incorporate by reference into this proxy statement, documents it files with the SEC. This means that, if you are a Paramount stockholder, Paramount can disclose important information to you by referring you to those documents.

The information filed by Paramount and incorporated by reference is considered to be a part of this document, and later information that Paramount files with the SEC will update and supersede that information. Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

Paramount incorporates by reference the documents listed below and any documents filed by Paramount pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (Commission File No. 001-33630), after the date of this document and before the date of the Meeting:

Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed with the SEC on September 28, 2009.

Paramount undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, on written or oral request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, including Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2009 (and including the related financial statements and the financial statement schedules), unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You should direct any requests for documents to Paramount Gold and Silver Corp. 346 Waverley Street Suite 110 Ottawa, Ontario Canada K2P 0W5, [Attn: Christopher Crupi, CEO, (telephone (613) 226-9881). Document requests from Paramount should be made at least ten days prior to the Meeting.

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Paramount since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Paramount has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated November 24, 2009. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date unless so indicated herein, and the mailing of this proxy statement will not create any implication to the contrary.

If you have questions about the Meeting or the Transaction after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact Paramount Gold and Silver Corp., 346 Waverley Street, Suite 100, Ottawa, Canada K2P 0W5 (telephone (613) 226-9881), Attn: Christopher Crupi.

Paramount also files reports and other information with Canadian provincial securities commissions. These reports and information are available to the public free of charge on SEDAR at www.sedar.com under Paramount’s profile. The information provided in Paramount’s filings on SEDAR is not part of this proxy statement and is not incorporated by reference.